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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:   August 1, 2015 through January 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                       Pioneer Classic
                       Balanced Fund

--------------------------------------------------------------------------------
                       Semiannual Report | January 31, 2016
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     AOBLX
                       Class C     PCBCX
                       Class K     PCBKX
                       Class R     CBPRX
                       Class Y     AYBLX

                       [LOGO] PIONEER
                              Investments(R)
                       visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             12

Prices and Distributions                                                      13

Performance Update                                                            14

Comparing Ongoing Fund Expenses                                               19

Schedule of Investments                                                       21

Financial Statements                                                          48

Notes to Financial Statements                                                 57

Approval of Investment Advisory Agreement                                     70

Trustees, Officers and Service Providers                                      74

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 1

President's Letter

Dear Shareowner,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the U.S. economy growing modestly, against an overall global economic backdrop that remains fragile and points towards structurally lower growth. As always in a Presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see continued, positive growth led by a strengthened consumer.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
January 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 3

Portfolio Management Discussion | 1/31/16

During the six-month period ended January 31, 2016, both the domestic equity market and the more credit-sensitive areas of the bond market performed unevenly, especially over the period's final month. In the following interview, Richard Schlanger+ and Walter Hunnewell, Jr., discuss the market environment and the developments that affected the performance of Pioneer Classic Balanced Fund during the six-month period. Mr. Schlanger, a vice president and a portfolio manager at Pioneer, and Mr. Hunnewell, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended January 31, 2016?

A Pioneer Classic Balanced Fund's Class A shares returned -6.32% at net asset value during the six-month period ended January 31, 2016, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Barclays Government/Credit Bond Index (the Barclays Index), returned -6.76% and 1.12%, respectively. During the same period, the average return of the 578 mutual funds in Lipper's Mixed-Asset Target Allocation Moderate Funds category was -6.60%, and the average return of the 954 mutual funds in Morningstar's Moderate Allocation Funds category was -7.10%.

Q How would you describe the investment environment in both the domestic equity and fixed-income markets during the six-month period ended January 31, 2016?

A The U.S. equity and fixed-income markets each faced increasing challenges during the period, with heightened volatility in January 2016, the final month of the period, putting downward pressure on the prices of both stocks and more credit-sensitive bonds.

     The domestic stock market produced relatively flat results during the first five months of the period before nose-diving in January. The early-2016 declines were the result of several factors, including increased volatility in the currency markets, the continuing collapse of oil prices, and increased uncertainty about the future course of U.S. monetary policy after the Federal Reserve's (the Fed's) initial short-term rate increase in December. These developments contributed to market worries about the potential for negative interest rates to take hold, and the adverse effects negative rates would have on financial institutions, particularly banks, which would see their profit margins squeezed in such a scenario.

(+) Note to shareholders: Effective March 18, 2016, Richard Schlanger retired after 28 years with Pioneer Investments. On that date, Charles Melchreit, CFA, and Brad Komenda, CFA, became portfolio managers on Pioneer Classic Balanced Fund and are responsible for the day-to-day management of the Fund's portfolio, along with Walter Hunnewell, Jr. Mr. Melchreit is Director of Investment Grade, a senior vice president and a portfolio manager at Pioneer Investments. Mr. Komenda is a vice president and a portfolio manager at Pioneer Investments.

4 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

     In the domestic equity market, the materials, energy, financials, and health care sectors produced the weakest results over the six-month period, with much of the price deterioration coming in the final month. In contrast, some traditionally defensive sectors, such as telecommunication services, utilities, and consumer staples, tended to fare better.

     The fixed-income market, meanwhile, also saw weakness in the more credit-sensitive sectors as investors grew risk-averse. The yield curve - which reflects the differences in yields between short-maturity and long-maturity securities - flattened, with short-term rates rising and longer-term rates declining. The yields on one- and two-year Treasuries rose over the six-month period, while the yields of five-year, 10-year, and 30-year Treasuries all declined. As a result, the prices of higher-quality, longer-maturity securities, especially Treasuries, appreciated during the period, while shorter-term debt securities saw some price erosion as their rates increased. Conversely, high-yield corporate bonds, in particular, struggled significantly during the period as spreads widened. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Within corporates, issues by industrial firms with ties to the energy sector tended to underperform the rest of the market.

Q Did the Fund's allocations change during the six-month period ended January 31, 2016?

A The Fund's exposure to equities declined somewhat during the period, primarily over the final month as the stock market struggled. Over the full six-month period, the Fund's allocation to equities averaged about 61% of the portfolio, but that number fell below 60% by period-end.

Q What investment strategies or individual holdings most affected the benchmark-relative performance of the Fund's equity portfolio during the six-month period ended January 31, 2016?

A The Fund's equity portfolio lagged the performance of the benchmark S&P 500 Index during the period, as a good-sized overweight in health care proved a significant drag on relative results. While the Fund's position in health care had been a positive influence on results over the previous year, the sector was particularly affected by the market's struggles in January and gave back some of its earlier gains, despite the fact that fundamentals in the sector remained solid. Another negative factor in the performance of health care stocks during the period was U.S. presidential campaign rhetoric, as investors' sentiment about pharmaceutical stocks dimmed when prescription drug pricing became a hot-button issue for some of the candidates.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 5

     In energy, stock selection within the sector hurt the Fund's benchmark-relative performance, as several portfolio positions in pipeline and natural gas processing companies underperformed during a very challenging period for energy stocks in general. In addition, portfolio underweights in utilities and consumer staples stocks - two sectors that outperformed during the period - also detracted from the Fund's relative returns.

     On the positive side, good stock selection results in information technology, consumer discretionary, and industrials contributed to the Fund's performance relative to the S&P 500 during the period.

     With regard to individual stock holdings, shares of two pharmaceutical companies, AbbVie and Gilead, each detracted from the Fund's relative returns in health care. Both AbbVie and Gilead struggled during the period due to analysts' fears that each of their Hepatitis-C products might face increased market challenges. For Gilead, whose Hep-C drug is the market leader, analysts questioned the size of the potential pool of afflicted patients. For AbbVie, the market also continues to assess the risk of similar competition for the company's blockbuster rheumatoid arthritis drug, Humira. We reduced the Fund's exposure to AbbVie during the period, while maintaining the status quo in Gilead, based on our assessment of the Hep-C drug market as well as the extremely low valuation of Gilead's stock.

     In energy, two notable underperformers in the portfolio during the period were midstream energy firms Williams Companies and Targa Resources. We liquidated the Fund's position in Williams and sold most of the Targa shares, as we worried about each company's ability to finance growth in an environment of persistently low energy prices.

     Individual holdings that made positive contributions to the Fund's relative returns during the period were investments in technology leaders Microsoft and Alphabet (new corporate name for Google); brewing company Molson Coors; fast-food chain McDonald's; and Home Depot. Microsoft's shares rallied on indications that it was successfully making the transition to cloud-based software products, while Alphabet rallied on success in the mobile advertising area. With regard to Molson Coors, the market's expectation is that the company should benefit from consolidation in the global brewing industry. McDonald's revenues and earnings rose after the company's new management team reformatted its traditional menus and made breakfast offerings available all day long. Home Depot, meanwhile, reaped the benefits of increased home remodeling activity and new construction.

6 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

     During the six-month period, notable additions to the Fund's equity portfolio included Johnson & Johnson (J&J), Wells Fargo, Bank of America, Home Depot, Hershey, and retailer Dollar General. J&J is a large, diversified company in the health care sector, with underappreciated drug-development potential. Wells Fargo and Bank of America are two financial companies with a heavier focus on domestic operations than on overseas capital markets. Home Depot, as mentioned earlier, is well positioned for the surge in home remodeling and construction activity. We purchased candy-and-chocolate products company Hershey because we felt the stock was attractively priced, and we believe that Dollar General could benefit from low energy prices, which are putting more disposable income in consumers' pockets.

     Positions eliminated from the equity portfolio during the period included shares of pharmaceutical companies Merck and Allergan; capital markets leader JPMorgan Chase; pipeline company Kinder Morgan; and entertainment and media company Disney.

Q What investment strategies most affected the benchmark-relative performance of the Fund's fixed-income portfolio during the six-month period ended January 31, 2016?

A The Fund's fixed-income portfolio underperformed the Barclays Index over the six-month period, with the primary factors being the portfolio's short-duration and related positioning on the yield curve. Meanwhile, exposures to energy and industrial bonds also detracted from relative returns during a period that saw companies with exposure to sharply falling oil prices perform particularly poorly. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     Throughout the six-month period, we maintained a short-duration position in the portfolio relative to the Barclays Index. The Fund's average duration was roughly 5 years at the beginning of the period, but we reduced it to about 4.65 years as of period-end, as we became more concerned about the risks associated with rising interest rates. The Barclays Index, on the other hand, had an average duration of 6.3 years as of January 31, 2016. On a related note, the yield curve flattened when longer-term rates declined and shorter-term rates rose, and so the Fund's underexposure to Treasuries maturing beyond 10 years also detracted from benchmark-relative results.

     Positive contributors to the Fund's benchmark-relative performance on the fixed-income side during the period were investments in mortgage-backed securities, insurance-linked securities, asset-backed debt, and commercial

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 7 mortgage-backed securities. In addition, portfolio positions in non-benchmark government-agency mortgages had a notably positive effect on the Fund's relative results.

     Individual fixed-income holdings that performed well during the period included the debt of Masco, a building materials company, utility Israel Electric, and financial company JPMorgan Chase. Underperforming investments included the debt of several oil and gas services companies, and the debt of mining company Glencore.

     During the six-month period, we increased the overall quality of the Fund's fixed-income holdings. The largest changes we made in the portfolio were to increase exposures to Treasuries, including Treasury Inflation-Protected Securities (TIPS), and to government-agency mortgages. While doing this, we also reduced the Fund's positions in non-government-agency mortgage-backed securities, and its exposures to both domestic and international investment-grade bonds.

Q Did the Fund have any investments in derivative securities during the six-month period ended January 31, 2016? If so, did the holdings affect benchmark-relative performance?

A Yes, in the fixed-income portfolio, we invested in some Treasury futures contracts as part of our strategy to keep the Fund's duration low. As noted earlier, the shorter-duration stance detracted from the Fund's relative returns during the period, and so the use of the Treasury futures contracts had a negative impact on performance.

     We used no derivatives in the Fund's equity portfolio.

Q Did the Fund's distributions to shareholders change during the six-month period ended January 31, 2016? If so, what factors influenced the change?

A The Fund's quarterly distributions increased during the six-month period, after a slight decline earlier in 2015. In managing the equity portfolio, dividend* income remains an important part of our investment strategy. During the six months, we moderately increased the dividend yield of the Fund's equity investments, both to provide shareholders with an attractive current yield and to better position the equity portion of the portfolio for what appeared to be a period of increasing uncertainty. In managing the fixed-income portfolio, we added exposures to both event-linked bonds and to mortgage-backed securities, which helped boost the Fund's current income.

*    Dividends are not guaranteed.

8 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

Q    What is your investment outlook?

A We anticipate that the domestic economy should grow at a modest pace of perhaps 1.50% to 2.00% during 2016. The major question hovering over the domestic equity market is whether the United States economy is in danger of entering another recession. Supporting this view is weakness in the industrials sector, where a strong U.S. dollar has reduced the value of exports. We also are leery of potential dislocations in the financials sector, as bank write-offs of loans to the energy industry seem increasingly likely. Nevertheless, the continued strength of the consumer services and residential/commercial construction markets, underpinned as they are by healthy labor markets, has been sufficient to maintain domestic economic growth trends.

     We believe the Fed is likely to hike short-term interest rates at least once or twice during 2016, following its December 2015 rate increase. We think the rally in longer-maturity debt, which has benefited longer-term Treasuries, in particular, may be nearing an end, and that interest rates are more likely to rise than fall, especially if oil prices stabilize. Therefore, we intend to keep the duration of the Fund's fixed-income portfolio shorter than that of the Barclays Index benchmark in an attempt to protect the Fund's assets from the effects of rising interest rates.

     Within the fixed-income portfolio, we have increased the emphasis on government-agency mortgages, with a special focus on mortgage-backed securities with lower prepayment risk. We also expect to look for opportunities in floating-rate bank loans and asset-backed debt. In our opinion, the recent performance slump in the more credit-sensitive sectors, including high-yield corporates, may have been excessive, and so we intend to seek opportunities that would allow us to take advantage of attractive prices within those sectors. We will proceed with caution, however, as we think we may not have seen the last of the volatility in the fixed-income markets.

     In the Fund's equity portfolio, we anticipate maintaining a more U.S.- centric stance, emphasizing industries and companies with a greater focus on the domestic rather than overseas markets. As noted earlier, we are concerned about the risks of financial dislocations, particularly outside the United States, possibly due to the dramatic decline in global oil prices, or to volatility in the currency markets. Consequently, we expect to continue to avoid stocks of big, globally oriented capital-market firms, instead looking for opportunities in the financials sector among domestically oriented banks and Real Estate Investment Trusts (REITs).

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 9

     As of January 31, 2016, health care remains the equity portfolio's largest overweight relative to the S&P 500, followed by the industrials sector. In industrials, the Fund's holdings focus on commercial services corporations rather than on manufacturers that are dependent on export business. Financials is the equity portfolio's third-largest sector overweight relative to the S&P 500. The equity portfolio's largest underweighted position relative to the S&P 500 is in utilities, where we think many stocks are overvalued, followed by telecommunication services and energy. However, we are prepared to add to the Fund's energy positions should attractive price opportunities present themselves.

     We expect to keep the Fund's equity portfolio well diversified**, with an increasing emphasis on stocks of what we believe are higher-quality companies, including those with healthy dividend streams.

**   Diversification does not assure a profit nor protect against loss.

10 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

Please refer to the Schedule of Investments on pages 21-47 for a full listing of Fund Securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 11

Portfolio Summary | 1/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         58.4%
U.S. Government Securities                                                 13.4%
U.S. Corporate Bonds                                                       11.5%
International Corporate Bonds                                               4.8%
Collateralized Mortgage Obligations                                         3.8%
International Common Stocks                                                 2.2%
Asset Backed Securities                                                     2.1%
Municipal Bonds                                                             1.5%
Senior Secured Loans                                                        0.9%
U.S. Preferred Stocks                                                       0.6%
Depositary Receipts for International Stocks                                0.5%
Convertible Preferred Stocks                                                0.2%
Foreign Government Bonds                                                    0.1%

* Includes investments in insurance-linked securities totaling 1.5% of total investment portfolio.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 24.9%
Information Technology                                                     13.7%
Government                                                                 13.0%
Health Care                                                                11.3%
Consumer Discretionary                                                     10.2%
Industrials                                                                 8.6%
Consumer Staples                                                            7.3%
Energy                                                                      5.5%
Materials                                                                   2.6%
Utilities                                                                   1.6%
Telecommunication Services                                                  1.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. Microsoft Corp.                                                        3.33%
--------------------------------------------------------------------------------
 2. Wells Fargo & Co.                                                      2.42
--------------------------------------------------------------------------------
 3. Pfizer, Inc.                                                           2.36
--------------------------------------------------------------------------------
 4. Alphabet, Inc. (Class A)                                               2.31
--------------------------------------------------------------------------------
 5. Apple, Inc.                                                            2.28
--------------------------------------------------------------------------------
 6. Johnson & Johnson                                                      2.12
--------------------------------------------------------------------------------
 7. The Home Depot, Inc.                                                   1.86
--------------------------------------------------------------------------------
 8. CVS Health Corp.                                                       1.65
--------------------------------------------------------------------------------
 9. Medtronic PLC                                                          1.46
--------------------------------------------------------------------------------
10. Gilead Sciences, Inc.                                                  1.41
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

12 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

Prices and Distributions | 1/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         1/31/16                    7/31/15
--------------------------------------------------------------------------------
          A                             $8.51                      $9.36
--------------------------------------------------------------------------------
          C                             $8.45                      $9.30
--------------------------------------------------------------------------------
          R                             $8.50                      $9.36
--------------------------------------------------------------------------------
          Y                             $8.56                      $9.41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         1/31/16                   12/01/15
--------------------------------------------------------------------------------
          K                             $8.50                      $9.01
--------------------------------------------------------------------------------

Distributions per Share: 8/1/15-1/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term      Long-Term
         Class            Income            Capital Gains   Capital Gains
--------------------------------------------------------------------------------
          A              $0.0909                  $ --         $0.1776
--------------------------------------------------------------------------------
          C              $0.0562                  $ --         $0.1776
--------------------------------------------------------------------------------
          K              $0.0596                  $ --         $    --
--------------------------------------------------------------------------------
          R              $0.0920                  $ --         $0.1776
--------------------------------------------------------------------------------
          Y              $0.0974                  $ --         $0.1776
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Barclays Government/Credit Bond Index is unmanaged, and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-18.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 13

Performance Update | 1/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Classic Balanced Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2016)
--------------------------------------------------------------------------------
                                                       Barclays
                                                       Govern-
                         Net         Public            ment/           Standard
                         Asset       Offering          Credit          & Poor's
                         Value       Price             Bond            500
Period                   (NAV)       (POP)             Index           Index
--------------------------------------------------------------------------------
10 Years                  5.61%       5.12%             4.63%            6.48%
5 Years                   6.81        5.82              3.67            10.89
1 Year                   -2.81       -7.20             -1.06           - 0.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                         Gross        Net
--------------------------------------------------------------------------------
                         1.32%       1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer            Barclays                 Standard &
                   Classic            Government/Credit        Poor's 500
                   Balanced           Bond Index               Index
                   Fund
1/06               $  9,550           $ 10,000                 $ 10,000
1/07               $ 10,677           $ 10,388                 $ 11,450
1/08               $ 10,691           $ 11,360                 $ 11,185
1/09               $  7,942           $ 11,603                 $  6,866
1/10               $ 10,401           $ 12,500                 $  9,141
1/11               $ 11,856           $ 13,139                 $ 11,171
1/12               $ 12,203           $ 14,428                 $ 11,639
1/13               $ 13,473           $ 14,843                 $ 13,590
1/14               $ 15,363           $ 14,825                 $ 16,513
1/15               $ 16,957           $ 15,899                 $ 18,858
1/16               $ 16,480           $ 15,731                 $ 18,733

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

Performance Update | 1/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2016)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     Govern-
                                                     ment/           Standard
                                                     Credit          & Poor's
                         If           If Re-         Bond            500
Period                   Held         deemed         Index           Index
--------------------------------------------------------------------------------
10 Years                  4.72%        4.72%          4.63%            6.48%
5 Years                   5.96         5.96           3.67            10.89
1 Year                   -3.63        -3.63          -1.06           - 0.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         2.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer            Barclays                 Standard &
                   Classic            Government/Credit        Poor's 500
                   Balanced           Bond Index               Index
                   Fund
1/06               $ 10,000           $ 10,000                 $ 10,000
1/07               $ 11,091           $ 10,388                 $ 11,450
1/08               $ 11,012           $ 11,360                 $ 11,185
1/09               $  8,104           $ 11,603                 $  6,866
1/10               $ 10,514           $ 12,500                 $  9,141
1/11               $ 11,880           $ 13,139                 $ 11,171
1/12               $ 12,136           $ 14,428                 $ 11,639
1/13               $ 13,279           $ 14,843                 $ 13,590
1/14               $ 15,022           $ 14,825                 $ 16,513
1/15               $ 16,463           $ 15,899                 $ 18,858
1/16               $ 15,865           $ 15,731                 $ 18,733

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 15

Performance Update | 1/31/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2016)
--------------------------------------------------------------------------------
                                        Barclays
                                        Govern-
                         Net            ment/           Standard
                         Asset          Credit          & Poor's
                         Value          Bond            500
Period                   (NAV)          Index           Index
--------------------------------------------------------------------------------
10 Years                  5.61%          4.63%           6.48%
5 Years                   6.81           3.67           10.89
1 Year                   -2.83          -1.06           -0.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer            Barclays               Standard &
                   Classic            Government/Credit      Poor's 500
                   Balanced           Bond Index             Index
                   Fund
1/06                $10,000              $10,000             $10,000
1/07                $11,180              $10,388             $11,450
1/08                $11,195              $11,360             $11,185
1/09                $ 8,316              $11,603             $ 6,866
1/10                $10,891              $12,500             $ 9,141
1/11                $12,415              $13,139             $11,171
1/12                $12,778              $14,428             $11,639
1/13                $14,108              $14,843             $13,590
1/14                $16,087              $14,825             $16,513
1/15                $17,757              $15,899             $18,858
1/16                $17,254              $15,731             $18,733

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

Performance Update | 1/31/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2016)
--------------------------------------------------------------------------------
                                         Barclays
                                         Govern-
                          Net            ment/           Standard
                          Asset          Credit          & Poor's
                          Value          Bond            500
Period                    (NAV)          Index           Index
--------------------------------------------------------------------------------
10 Years                   5.60%          4.63%           6.48%
5 Years                    6.79           3.67            10.89
1 Year                    -2.91          -1.06           -0.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                          Gross          Net
--------------------------------------------------------------------------------
                          1.64%          1.39%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer            Barclays               Standard &
                   Classic            Government/Credit      Poor's 500
                   Balanced           Bond Index             Index
1/06               $ 10,000           $ 10,000               $ 10,000
1/07               $ 11,180           $ 10,388               $ 11,450
1/08               $ 11,195           $ 11,360               $ 11,185
1/09               $  8,316           $ 11,603               $  6,866
1/10               $ 10,891           $ 12,500               $  9,141
1/11               $ 12,415           $ 13,139               $ 11,171
1/12               $ 12,778           $ 14,428               $ 11,639
1/13               $ 14,108           $ 14,843               $ 13,590
1/14               $ 16,087           $ 14,825               $ 16,513
1/15               $ 17,757           $ 15,899               $ 18,858
1/16               $ 17,240           $ 15,731               $ 18,733

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2017, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 17

Performance Update | 1/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2016)
--------------------------------------------------------------------------------
                                         Barclays
                                         Govern-
                          Net            ment/           Standard
                          Asset          Credit          & Poor's
                          Value          Bond            500
Period                    (NAV)          Index           Index
--------------------------------------------------------------------------------
10 Years                   5.95%          4.63%           6.48%
5 Years                    7.13           3.67           10.89
1 Year                    -2.62          -1.06           -0.66

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer               Barclays            Standard &
                Classic               Government/Credit   Poor's 500
                Balanced              Bond Index          Index
1/06            $5,000,000            $5,000,000          $5,000,000
1/07            $5,609,921            $5,194,107          $5,724,937
1/08            $5,638,075            $5,680,225          $5,592,521
1/09            $4,201,342            $5,801,453          $3,433,050
1/10            $5,522,514            $6,250,193          $4,570,664
1/11            $6,315,589            $6,569,565          $5,585,387
1/12            $6,525,362            $7,214,113          $5,819,511
1/13            $7,216,303            $7,421,635          $6,795,006
1/14            $8,264,271            $7,412,716          $8,256,414
1/15            $9,149,433            $7,949,307          $9,428,770
1/16            $8,909,830            $7,865,419          $9,366,720

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from August 1, 2015 through January 31, 2016.

------------------------------------------------------------------------------------
Share Class                 A            C            K           R           Y
------------------------------------------------------------------------------------
Beginning Account Value  $1,000.00  $1,000.00      $1,000.00   $1,000.00   $1,000.00
on 8/1/15*
------------------------------------------------------------------------------------
Ending Account           $  936.80  $  932.80      $  949.80   $  935.90   $  937.90
Value (after expenses)
on 1/31/16
------------------------------------------------------------------------------------
Expenses Paid            $    5.65  $    9.28      $    1.34   $    6.33   $    4.48
During Period**
------------------------------------------------------------------------------------

* Period begins December 1, 2015 (commencement of operations) for Class K shares.

** Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.91%. 0.81%, 1.30% and 0.92% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (62/366 for Class K shares) (to reflect the one-half year period).

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2015 through January 31, 2016.

------------------------------------------------------------------------------------
Share Class                  A           C              K          R          Y
------------------------------------------------------------------------------------
Beginning Account Value  $1,000.00  $1,000.00      $1,000.00   $1,000.00   $1,000.00
on 8/1/15*
------------------------------------------------------------------------------------
Ending Account           $1,019.30  $1,015.53      $1,007.10   $1,018.60   $1,020.51
Value (after expenses)
on 1/31/16
------------------------------------------------------------------------------------
Expenses Paid            $    5.89  $    9.68      $    1.38   $    6.60   $    4.67
During Period**
------------------------------------------------------------------------------------

* Period begins December 1, 2015 (commencement of operations) for Class K shares.

** Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.91%. 0.81%, 1.30% and 0.92% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (62/366 for Class K shares) (to reflect the one-half year period).

20 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

Schedule of Investments | 1/31/16 (unaudited)

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           PREFERRED STOCKS -- 0.0%+
                           BANKS -- 0.0%+
                           Diversified Banks -- 0.0%+
       779          6.69   Citigroup Capital XIII, Floating Rate Note, 10/30/40     $     19,919
                                                                                    ------------
                           Total Banks                                              $     19,919
------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.0%+
                           Asset Management & Custody Banks -- 0.0%+
       866          5.90   State Street Corp., Floating Rate Note, 12/31/73         $     23,295
                                                                                    ------------
                           Total Diversified Financials                             $     23,295
------------------------------------------------------------------------------------------------
                           TOTAL PREFERRED STOCKS
                           (Cost $42,722)                                           $     43,214
------------------------------------------------------------------------------------------------
                           CONVERTIBLE PREFERRED STOCKS -- 0.3%
                           BANKS -- 0.3%
                           Diversified Banks -- 0.3%
       700                 Wells Fargo & Co., 7.5% (Perpetual)                      $    820,400
                                                                                    ------------
                           Total Banks                                              $    820,400
------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE PREFERRED STOCKS
                           (Cost $730,069)                                          $    820,400
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------
                           COMMON STOCKS -- 60.3%
                           ENERGY -- 2.9%
                           Oil & Gas Equipment & Services -- 0.4%
    34,948                 Halliburton Co.                                          $  1,110,997
------------------------------------------------------------------------------------------------
                           Integrated Oil & Gas -- 0.5%
    19,585                 Occidental Petroleum Corp.                               $  1,348,036
------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.5%
    36,354                 ConocoPhillips                                           $  1,420,714
------------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 0.9%
    15,922                 Phillips 66                                              $  1,276,148
    20,275                 Valero Energy Corp.                                         1,376,064
                                                                                    ------------
                                                                                    $  2,652,212
------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 0.6%
    47,773                 Spectra Energy Corp.                                     $  1,311,369
    14,748                 Targa Resources Corp.                                         331,388
                                                                                    ------------
                                                                                    $  1,642,757
                                                                                    ------------
                           Total Energy                                             $  8,174,716
------------------------------------------------------------------------------------------------
                           MATERIALS -- 1.5%
                           Commodity Chemicals -- 0.6%
    20,419                 LyondellBasell Industries NV                             $  1,592,069
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 21

------------------------------------------------------------------------------------------------
Shares                                                                              Value
------------------------------------------------------------------------------------------------
                           Diversified Chemicals -- 0.5%
    31,099                 The Dow Chemical Co.                                     $  1,306,158
------------------------------------------------------------------------------------------------
                           Fertilizers & Agricultural Chemicals -- 0.4%
    14,155                 Monsanto Co.                                             $  1,282,443
                                                                                    ------------
                           Total Materials                                          $  4,180,670
------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 3.5%
                           Aerospace & Defense -- 1.8%
    31,978                 Honeywell International, Inc.                            $  3,300,130
    12,019                 Raytheon Co.                                                1,541,317
                                                                                    ------------
                                                                                    $  4,841,447
------------------------------------------------------------------------------------------------
                           Industrial Machinery -- 1.7%
    28,252                 Ingersoll-Rand Plc                                       $  1,454,130
    20,444                 Snap-on, Inc.                                               3,302,933
                                                                                    ------------
                                                                                    $  4,757,063
                                                                                    ------------
                           Total Capital Goods                                      $  9,598,510
------------------------------------------------------------------------------------------------
                           COMMERCIAL SERVICES & SUPPLIES -- 2.4%
                           Diversified Support Services -- 1.5%
    36,200                 G&K Services, Inc.                                       $  2,330,556
    57,121                 KAR Auction Services, Inc.                                  1,908,984
                                                                                    ------------
                                                                                    $  4,239,540
------------------------------------------------------------------------------------------------
                           Research & Consulting Services -- 0.9%
    48,426                 Nielsen Holdings Plc                                     $  2,332,196
                                                                                    ------------
                           Total Commercial Services & Supplies                     $  6,571,736
------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 1.0%
                           Airlines -- 1.0%
    68,181                 American Airlines Group, Inc.                            $  2,658,377
                                                                                    ------------
                           Total Transportation                                     $  2,658,377
------------------------------------------------------------------------------------------------
                           AUTOMOBILES & COMPONENTS -- 0.5%
                           Automobile Manufacturers -- 0.5%
   116,110                 Ford Motor Co.                                           $  1,386,353
                                                                                    ------------
                           Total Automobiles & Components                           $  1,386,353
------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 1.1%
                           Restaurants -- 1.1%
    24,846                 McDonald's Corp.                                         $  3,075,438
                                                                                    ------------
                           Total Consumer Services                                  $  3,075,438
------------------------------------------------------------------------------------------------
                           MEDIA -- 3.0%
                           Broadcasting -- 1.7%
    40,756                 CBS Corp. (Class B)                                      $  1,935,910
   106,928                 Gannett Co, Inc.                                            1,586,812
    46,515                 TEGNA, Inc.                                                 1,116,825
                                                                                    ------------
                                                                                    $  4,639,547
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

------------------------------------------------------------------------------------------------
Shares                                                                              Value
------------------------------------------------------------------------------------------------
                           Movies & Entertainment -- 1.1%
    62,451                 Regal Entertainment Group                                $  1,077,280
    26,828                 Time Warner, Inc.                                           1,889,764
                                                                                    ------------
                                                                                    $  2,967,044
------------------------------------------------------------------------------------------------
                           Publishing -- 0.2%
    42,830                 Time, Inc.                                               $    642,450
                                                                                    ------------
                           Total Media                                              $  8,249,041
------------------------------------------------------------------------------------------------
                           RETAILING -- 3.6%
                           General Merchandise Stores -- 1.2%
    44,533                 Dollar General Corp.*                                    $  3,342,647
------------------------------------------------------------------------------------------------
                           Home Improvement Retail -- 1.8%
    40,359                 The Home Depot, Inc.                                     $  5,075,548
------------------------------------------------------------------------------------------------
                           Specialty Stores -- 0.6%
    14,460                 Signet Jewelers, Ltd.                                    $  1,677,360
                                                                                    ------------
                           Total Retailing                                          $ 10,095,555
------------------------------------------------------------------------------------------------
                           FOOD & STAPLES RETAILING -- 1.6%
                           Drug Retail -- 1.6%
    46,811                 CVS Health Corp.                                         $  4,521,474
                                                                                    ------------
                           Total Food & Staples Retailing                           $  4,521,474
------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 5.0%
                           Brewers -- 1.1%
    33,653                 Molson Coors Brewing Co. (Class B)                       $  3,044,923
------------------------------------------------------------------------------------------------
                           Soft Drinks -- 0.9%
    59,951                 The Coca-Cola Co.                                        $  2,573,097
------------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 1.6%
    13,560                 Mead Johnson Nutrition Co.                               $    982,964
    40,165                 The Hershey Co.                                             3,538,938
                                                                                    ------------
                                                                                    $  4,521,902
------------------------------------------------------------------------------------------------
                           Tobacco -- 1.4%
    39,248                 Altria Group, Inc.                                       $  2,398,445
    27,100                 Reynolds American, Inc.                                     1,353,645
                                                                                    ------------
                                                                                    $  3,752,090
                                                                                    ------------
                           Total Food, Beverage & Tobacco                           $ 13,892,012
------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 2.6%
                           Health Care Equipment -- 1.4%
    52,577                 Medtronic PLC                                            $  3,991,646
------------------------------------------------------------------------------------------------
                           Health Care Distributors -- 0.5%
     7,871                 McKesson Corp.                                           $  1,267,074
------------------------------------------------------------------------------------------------
                           Managed Health Care -- 0.7%
    11,777                 Humana, Inc.                                             $  1,917,178
                                                                                    ------------
                           Total Health Care Equipment & Services                   $  7,175,898
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 23

------------------------------------------------------------------------------------------------
Shares                                                                              Value
------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 8.1%
                           Biotechnology -- 3.1%
    33,799                 AbbVie, Inc.                                             $  1,855,565
    30,227                 Celgene Corp.*                                              3,032,373
    46,348                 Gilead Sciences, Inc.*                                      3,846,884
                                                                                    ------------
                                                                                    $  8,734,822
------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 5.0%
    46,548                 AstraZeneca Plc (A.D.R.)                                 $  1,499,777
    55,521                 Johnson & Johnson                                           5,798,613
   211,644                 Pfizer, Inc.                                                6,453,026
                                                                                    ------------
                                                                                    $ 13,751,416
                                                                                    ------------
                           Total Pharmaceuticals, Biotechnology &
                           Life Sciences                                            $ 22,486,238
------------------------------------------------------------------------------------------------
                           BANKS -- 5.3%
                           Diversified Banks -- 3.6%
   250,781                 Bank of America Corp.                                    $  3,546,043
   131,728                 Wells Fargo & Co.                                           6,616,697
                                                                                    ------------
                                                                                    $ 10,162,740
------------------------------------------------------------------------------------------------
                           Regional Banks -- 1.7%
    82,892                 Citizens Financial Group, Inc.                           $  1,761,455
    33,490                 The PNC Financial Services Group, Inc.                      2,901,908
                                                                                    ------------
                                                                                    $  4,663,363
                                                                                    ------------
                           Total Banks                                              $ 14,826,103
------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 3.1%
                           Specialized Finance -- 0.9%
    29,253                 CME Group, Inc./IL                                       $  2,628,382
------------------------------------------------------------------------------------------------
                           Consumer Finance -- 0.8%
    21,470                 Discover Financial Services, Inc.                        $    983,111
    39,807                 Synchrony Financial                                         1,131,315
                                                                                    ------------
                                                                                    $  2,114,426
------------------------------------------------------------------------------------------------
                           Asset Management & Custody Banks -- 0.9%
   107,845                 Ares Capital Corp.                                       $  1,499,046
    79,470                 TCP Capital Corp.                                           1,062,514
                                                                                    ------------
                                                                                    $  2,561,560
------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.5%
    40,272                 Lazard, Ltd.                                             $  1,449,389
                                                                                    ------------
                           Total Diversified Financials                             $  8,753,757
------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 2.3%
                           Hotel & Resort REIT -- 1.0%
   113,179                 Chesapeake Lodging Trust                                 $  2,843,056
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

------------------------------------------------------------------------------------------------
Shares                                                                              Value
------------------------------------------------------------------------------------------------
                           Specialized REIT -- 1.3%
    63,206                 Iron Mountain Inc.                                       $  1,740,693
    16,665                 Lamar Advertising Company                                     935,073
    35,736                 Outfront Media, Inc.                                          777,258
                                                                                    ------------
                                                                                    $  3,453,024
                                                                                    ------------
                           Total Real Estate                                        $  6,296,080
------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 8.3%
                           Internet Software & Services -- 4.7%
     8,314                 Alphabet, Inc. (Class A)                                 $  6,329,864
     2,599                 Alphabet, Inc. (Class C)                                    1,930,927
    94,223                 eBay, Inc.*                                                 2,210,472
    22,193                 Facebook, Inc.*                                             2,490,277
                                                                                    ------------
                                                                                    $ 12,961,540
------------------------------------------------------------------------------------------------
                           Systems Software -- 3.6%
    11,501                 Check Point Software Technologies, Ltd.*                 $    906,394
   165,584                 Microsoft Corp.                                             9,122,032
                                                                                    ------------
                                                                                    $ 10,028,426
                                                                                    ------------
                           Total Software & Services                                $ 22,989,966
------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 2.9%
                           Communications Equipment -- 0.7%
    40,671                 Qualcomm, Inc.                                           $  1,844,023
------------------------------------------------------------------------------------------------
                           Computer Storage & Peripherals -- 2.2%
    64,222                 Apple, Inc.                                              $  6,251,369
                                                                                    ------------
                           Total Technology Hardware & Equipment                    $  8,095,392
------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 1.6%
                           Semiconductors -- 1.6%
    22,793                 Analog Devices, Inc.                                     $  1,227,631
    46,115                 Intel Corp.                                                 1,430,487
    40,432                 Microchip Technology, Inc.                                  1,811,758
                                                                                    ------------
                                                                                    $  4,469,876
                                                                                    ------------
                           Total Semiconductors & Semiconductor Equipment           $  4,469,876
------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCKS
                           (Cost $155,322,496)                                      $167,497,192
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------------------
                           ASSET BACKED SECURITIES -- 2.1%
                           CONSUMER SERVICES -- 0.1%
                           Hotels, Resorts & Cruise Lines -- 0.1%
   354,133                 Westgate Resorts 2014-1 LLC, 3.25%, 12/20/26 (144A)      $    349,529
                                                                                    ------------
                           Total Consumer Services                                  $    349,529
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 25

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           BANKS -- 1.4%
                           Thrifts & Mortgage Finance -- 1.4%
   250,000                 Ascentium Equipment Receivables 2015-1 LLC,
                           3.24%, 1/10/22 (144A)                                    $    252,187
    97,838          0.93   Bayview Financial Mortgage Pass-Through Trust
                           2005-C, Floating Rate Note, 6/28/44                            97,115
   150,000                 California Republic Auto Receivables Trust 2014-3,
                           3.61%, 6/15/21                                                150,626
   113,611                 Consumer Credit Origination Loan Trust 2015-1,
                           2.82%, 3/15/21 (144A)                                         113,679
    44,067                 Credit-Based Asset Servicing and Securitization LLC,
                           4.58363%, 7/25/35 (Step)                                       44,139
   250,000                 CRG Issuer 2015-1, 4.07%, 7/10/22 (144A)                      248,109
   250,000                 Flagship Credit Auto Trust 2013-1, 5.38%,
                           7/15/20 (144A)                                                252,289
   221,649                 GO Financial Auto Securitization Trust 2015-2,
                           3.27%, 11/15/18 (144A)                                        221,538
   250,000                 Green Tree Agency Advance Funding Trust I, 4.6692%,
                           10/15/48 (144A)                                               249,685
    45,322                 Lehman ABS Manufactured Housing Contract Trust
                           2001-B, 5.873%, 5/15/41                                        47,033
   189,803                 Nations Equipment Finance Funding II LLC, 3.276%,
                           1/22/19 (144A)                                                189,946
   350,000                 Navitas Equipment Receivables LLC 2015-1, 4.5%,
                           5/17/21 (144A)                                                353,714
   265,000          2.00   NovaStar Mortgage Funding Trust Series 2004-3,
                           Floating Rate Note, 12/25/34                                  250,489
   435,000          1.03   PFS Financing Corp., Floating Rate Note,
                           2/15/19 (144A)                                                432,480
   396,667                 STORE Master Funding LLC, 4.21%, 4/20/44 (144A)               401,651
   151,170                 STORE Master Funding LLC, 5.77%, 8/20/42 (144A)               160,316
    32,865          0.56   Structured Asset Securities Corp Mortgage Loan Trust
                           2007-BC2, Floating Rate Note, 3/25/37                          32,732
   442,458                 SVO 2012-A VOI Mortgage LLC, 2.0%, 9/20/29 (144A)             437,154
    95,896                 VOLT XIX LLC, 3.875%, 4/26/55 (Step)                           95,940
                                                                                    ------------
                                                                                    $  4,030,822
                                                                                    ------------
                           Total Banks                                              $  4,030,822
------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.5%
                           Other Diversified Financial Services -- 0.4%
   500,000                 American Credit Acceptance Receivables Trust 2014-1,
                           5.2%, 4/12/21 (144A)                                     $    503,756
   250,000                 American Credit Acceptance Receivables Trust 2014-2,
                           4.96%, 5/10/21                                                252,862
    99,989                 AXIS Equipment Finance Receivables II LLC,
                           3.81%, 12/20/16                                               100,785
   216,512                 FNA 2015-1 Trust, 3.24%, 12/10/23 (144A)                      216,239
                                                                                    ------------
                                                                                    $  1,073,642
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           Consumer Finance -- 0.1%
   250,000                 AmeriCredit Automobile Receivables Trust 2012-4,
                           3.82%, 2/10/20 (144A)                                    $    253,407
     4,426                 California Republic Auto Receivables Trust 2012-1,
                           1.18%, 8/15/17 (144A)                                           4,426
                                                                                    ------------
                                                                                    $    257,833
                                                                                    ------------
                           Total Diversified Financials                             $  1,331,475
------------------------------------------------------------------------------------------------
                           GOVERNMENT -- 0.1%
                           Government -- 0.1%
   142,232          2.43   Fannie Mae Connecticut Avenue Securities, Floating
                           Rate Note, 10/25/23                                      $    143,349
                                                                                    ------------
                           Total Government                                         $    143,349
------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $5,874,900)                                        $  5,855,175
------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE
                           OBLIGATIONS -- 3.8%
                           MATERIALS -- 0.1%
                           Forest Products -- 0.1%
   350,000                 TimberStar Trust I, 7.5296%, 10/15/36 (144A)             $    354,809
                                                                                    ------------
                           Total Materials                                          $    354,809
------------------------------------------------------------------------------------------------
                           BANKS -- 2.6%
                           Thrifts & Mortgage Finance -- 2.6%
   330,000          2.63   BAMLL Commercial Mortgage Securities Trust 2014-FL1,
                           Floating Rate Note, 12/17/31 (144A)                      $    324,578
   200,000          2.28   BAMLL Commercial Mortgage Securities Trust
                           2014-INLD, Floating Rate Note, 12/17/29 (144A)                197,317
   118,790                 Banc of America Alternative Loan Trust 2003-2,
                           5.75%, 4/25/33                                                122,737
    31,311                 Banc of America Mortgage Trust 2004-11,
                           5.75%, 1/25/35                                                 31,921
    35,482          4.99   Bear Stearns Commercial Mortgage Securities Trust
                           2005-PWR9, Floating Rate Note, 9/11/42                         35,532
   290,000          2.28   Carefree Portfolio Trust 2014-CARE, Floating Rate Note,
                           11/15/29 (144A)                                               288,485
   600,000          2.93   CDGJ Commercial Mortgage Trust 2014-BXCH, Floating
                           Rate Note, 12/15/27 (144A)                                    586,459
   300,000                 Citigroup Commercial Mortgage Trust 2014-GC25
                           REMICS, 3.371%, 10/11/47                                      310,490
   100,000          4.65   City Center Trust 2011-CCHP, Floating Rate Note,
                           7/17/28 (144A)                                                100,301
   168,000                 COMM 2012-CCRE4 Mortgage Trust,
                           2.436%, 10/17/45                                              169,419
    69,521                 Credit Suisse First Boston Mortgage Securities Corp.,
                           4.877%, 4/15/37                                                63,015

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 27

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   420,000          3.38   GAHR Commercial Mortgage Trust 2015-NRF, Floating
                           Rate Note, 12/15/34 (144A)                               $    409,625
    68,772                 Global Mortgage Securitization, Ltd., 5.25%, 4/25/32           66,360
   500,000                 GS Mortgage Securities Corp. II, 3.377%, 5/10/45              522,474
   191,634          1.05   Impac CMB Trust Series 2004-4, Floating
                           Rate Note, 9/25/34                                            182,710
   500,000                 JP Morgan Chase Commercial Mortgage Securities
                           Corp., 2.84%, 12/17/47                                        503,268
   250,000                 JP Morgan Chase Commercial Mortgage Securities
                           Trust 2010-C2, 3.6159%, 11/15/43 (144A)                       256,179
   969,615          3.00   JP Morgan Mortgage Trust 2014-2, Floating Rate
                           Note, 6/25/29 (144A)                                          991,053
    31,735          1.21   Merrill Lynch Mortgage Investors Trust Series MLCC
                           2004-D REMICS, Floating Rate Note, 9/25/29                     27,548
   490,000          5.78   Merrill Lynch Mortgage Trust 2006-C2, Floating Rate
                           Note, 8/12/43                                                 496,326
   607,140          3.25   NRP Mortgage Trust 2013-1, Floating Rate Note,
                           7/25/43 (144A)                                                615,464
     8,989                 ORES NPL 2013-LV2 LLC, 3.081%, 9/25/25 (144A)                   8,944
    50,683                 RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                      50,801
    41,621          2.58   Resource Capital Corp. CRE Notes 2013, Ltd.,
                           Floating Rate Note, 6/15/16 (144A)                             41,621
    73,611          2.25   Sequoia Mortgage Trust 2013-8, Floating Rate
                           Note, 6/25/43                                                  72,191
   243,232          3.00   Sequoia Mortgage Trust 2013-8, Floating Rate
                           Note, 6/25/43                                                 241,682
    88,390          2.93   Structured Adjustable Rate Mortgage Loan Trust
                           Class 1A1, Floating Rate Note, 3/25/34                         87,502
   433,752          2.86   Velocity Commercial Capital Loan Trust 2015-1,
                           Floating Rate Note, 6/25/45 (144A)                            435,921
                                                                                    ------------
                                                                                    $  7,239,923
                                                                                    ------------
                           Total Banks                                              $  7,239,923
------------------------------------------------------------------------------------------------
                           GOVERNMENT -- 1.1%
                           Government -- 1.1%
   316,523                 Fannie Mae, Series 2011-25 Class KA,
                           3.0%, 1/25/24                                            $    325,721
   781,505                 Federal Home Loan Mortgage Corp. REMICS,
                           3.5%, 11/15/25                                                837,225
    88,141          1.08   Federal Home Loan Mortgage Corp. REMICS,
                           Floating Rate Note, 2/15/24                                    90,676
    82,924          0.83   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 5/15/41                                             83,479
    52,933                 Federal Home Loan Mortgage Corp., 3.0%, 10/15/38               54,479
    63,143          0.74   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 11/25/36                                   63,292

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           Government -- (continued)
    91,612          0.72   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 4/25/36                              $     91,929
   254,340          0.87   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 7/25/41                                   255,921
    40,428          0.97   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 9/25/37                                    40,890
   499,224                 Freddie Mac, 3.5%, 10/15/28                                   512,822
   485,558                 Freddie Mac, Series 3227 Class PR, 5.5%, 9/15/35              505,871
   109,000          3.95   FREMF Mortgage Trust Class B, Floating Rate Note,
                           6/25/47 (144A)                                                112,675
    44,631          0.90   Government National Mortgage Association, Floating
                           Rate Note, 11/20/30                                            44,951
                                                                                    ------------
                                                                                    $  3,019,931
                                                                                    ------------
                           Total Government                                         $  3,019,931
------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $10,584,385)                                       $ 10,614,663
------------------------------------------------------------------------------------------------
                           CORPORATE BONDS -- 16.2%
                           ENERGY -- 2.6%
                           Oil & Gas Drilling -- 0.2%
   250,000                 Ensco Plc, 4.5%, 10/1/24                                 $    150,000
   225,000                 Pride International, Inc., 6.875%, 8/15/20                    157,219
   100,000                 Rowan Companies, Inc., 4.75%, 1/15/24                          64,796
                                                                                    ------------
                                                                                    $    372,015
------------------------------------------------------------------------------------------------
                           Oil & Gas Equipment & Services -- 0.1%
   250,000                 Weatherford International, Ltd. Bermuda,
                           5.95%, 4/15/42                                           $    138,750
   205,000                 Weatherford International, Ltd. Bermuda,
                           9.625%, 3/1/19                                                160,925
                                                                                    ------------
                                                                                    $    299,675
------------------------------------------------------------------------------------------------
                           Integrated Oil & Gas -- 0.3%
   250,000                 ConocoPhillips Co., 2.875%, 11/15/21                     $    229,091
   175,000                 Ecopetrol SA, 4.25%, 9/18/18                                  170,396
   175,000                 Exxon Mobil Corp., 2.397%, 3/6/22                             173,956
   250,000                 Statoil ASA, 2.9%, 11/8/20                                    253,248
                                                                                    ------------
                                                                                    $    826,691
------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.2%
   200,000                 Dolphin Energy, Ltd., 5.5%, 12/15/21 (144A)              $    216,750
   400,000                 Novatek OAO via Novatek Finance, Ltd., 4.422%,
                           12/13/22 (144A)                                               352,500
                                                                                    ------------
                                                                                    $    569,250
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 29

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 0.4%
   300,000                 GS Caltex Corp., 3.25%, 10/1/18 (144A)                   $    305,077
   360,000                 Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                 389,727
   370,000                 Valero Energy Corp., 9.375%, 3/15/19                          434,530
                                                                                    ------------
                                                                                    $  1,129,334
------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 1.2%
   250,000                 Boardwalk Pipelines LP, 4.95%, 12/15/24                  $    211,700
   330,000                 Boardwalk Pipelines LP, 5.5%, 2/1/17                          327,273
   125,000                 Buckeye Partners LP, 6.05%, 1/15/18                           128,262
   200,000                 DCP Midstream LLC, 9.75%, 3/15/19 (144A)                      188,686
   220,000          5.85   DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)         125,400
   250,000          0.98   Enbridge, Inc., Floating Rate Note, 10/1/16                   248,176
   250,000                 Energy Transfer Partners LP, 2.5%, 6/15/18                    228,771
   250,000                 Enterprise Products Operating LLC, 2.55%, 10/15/19            239,212
   200,000                 Kinder Morgan, Inc. Delaware, 3.05%, 12/1/19                  185,128
   165,000                 ONEOK Partners LP, 6.15%, 10/1/16                             168,699
   250,000                 Plains All American Pipeline LP, 4.9%, 2/15/45                174,243
   425,000                 Questar Pipeline Co., 5.83%, 2/1/18                           457,773
   200,000                 Spectra Energy Capital LLC, 6.75%, 7/15/18                    214,516
   200,000                 The Williams Companies, Inc., 5.75%, 6/24/44                  112,313
   242,000                 The Williams Companies, Inc., 7.75%, 6/15/31                  166,197
   100,000                 TransCanada PipeLines, Ltd., 1.875%, 1/12/18                   98,195
   200,000          6.35   TransCanada PipeLines, Ltd., Floating Rate Note, 5/15/67      133,500
                                                                                    ------------
                                                                                    $  3,408,044
------------------------------------------------------------------------------------------------
                           Coal & Consumable Fuels -- 0.1%
   250,000                 Corp Nacional del Cobre de Chile, 5.625%,
                           10/18/43 (144A)                                          $    234,193
------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 0.1%
   250,000                 Sinopec Group Overseas Development 2014, Ltd.,
                           4.375%, 4/10/24 (144A)                                   $    262,148
                                                                                    ------------
                           Total Energy                                             $  7,101,350
------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.9%
                           Fertilizers & Agricultural Chemicals -- 0.2%
   250,000                 Agrium, Inc., 4.125%, 3/15/35                            $    202,855
   250,000                 FMC Corp., 4.1%, 2/1/24                                       245,783
   200,000                 Monsanto Co., 1.15%, 6/30/17                                  199,089
                                                                                    ------------
                                                                                    $    647,727
------------------------------------------------------------------------------------------------
                           Industrial Gases -- 0.1%
   250,000                 Praxair Inc., 2.65%, 2/5/25                              $    244,960
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           Specialty Chemicals -- 0.1%
   200,000                 Cytec Industries, Inc., 3.5%, 4/1/23                     $    191,777
   100,000                 The Valspar Corp., 3.3%, 2/1/25                                97,169
                                                                                    ------------
                                                                                    $    288,946
------------------------------------------------------------------------------------------------
                           Construction Materials -- 0.0%+
   125,000                 Holcim US Finance Sarl & Cie SCS, 6.0%,
                           12/30/19 (144A)                                          $    139,460
------------------------------------------------------------------------------------------------
                           Paper Packaging -- 0.2%
   250,000                 International Paper Co., 3.8%, 1/15/26                   $    243,094
   250,000                 International Paper Co., 6.0%, 11/15/41                       256,106
                                                                                    ------------
                                                                                    $    499,200
------------------------------------------------------------------------------------------------
                           Diversified Metals & Mining -- 0.1%
   350,000                 Gold Fields Orogen Holdings BVI, Ltd., 4.875%,
                           10/7/20 (144A)                                           $    262,500
------------------------------------------------------------------------------------------------
                           Steel -- 0.2%
   200,000                 Glencore Funding LLC, 4.125%, 5/30/23 (144A)             $    136,000
   250,000                 Reliance Steel & Aluminum Co., 4.5%, 4/15/23                  233,546
   150,000                 Worthington Industries, Inc., 4.55%, 4/15/26                  151,506
                                                                                    ------------
                                                                                    $    521,052
                                                                                    ------------
                           Total Materials                                          $  2,603,845
------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 0.8%
                           Aerospace & Defense -- 0.2%
   100,000                 Lockheed Martin Corp., 3.1%, 1/15/23                     $    101,621
   200,000                 Rockwell Collins, Inc., 3.7%, 12/15/23                        208,426
   250,000                 United Technologies Corp., 1.778%, 5/4/18 (Step)              248,624
                                                                                    ------------
                                                                                    $    558,671
------------------------------------------------------------------------------------------------
                           Building Products -- 0.2%
   450,000                 Masco Corp., 4.45%, 4/1/25                               $    450,000
   175,000          5.75   Stanley Black & Decker, Inc., Floating Rate
                           Note, 12/15/53                                                182,350
                                                                                    ------------
                                                                                    $    632,350
------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 0.1%
   200,000                 3M Co., 1.625%, 6/15/19                                  $    202,036
------------------------------------------------------------------------------------------------
                           Construction & Farm Machinery & Heavy Trucks -- 0.2%
   250,000                 Cummins, Inc., 5.65%, 3/1/98                             $    265,064
   250,000                 Wabtec Corp. Delaware, 4.375%, 8/15/23                        258,871
                                                                                    ------------
                                                                                    $    523,935
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 31

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           Industrial Machinery -- 0.1%
   200,000                 CNH Industrial Capital LLC, 3.375%, 7/15/19              $    184,000
    51,000                 Valmont Industries, Inc., 6.625%, 4/20/20                      57,225
                                                                                    ------------
                                                                                    $    241,225
                                                                                    ------------
                           Total Capital Goods                                      $  2,158,217
------------------------------------------------------------------------------------------------
                           COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                           Research & Consulting Services -- 0.1%
   186,000                 Verisk Analytics, Inc., 5.5%, 6/15/45                    $    180,508
                                                                                    ------------
                           Total Commercial Services & Supplies                     $    180,508
------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.5%
                           Airlines -- 0.3%
   135,692                 Air Canada 2013-1 Class A Pass Through Trust,
                           4.125%, 11/15/26 (144A)                                  $    136,370
   250,000                 Air Canada 2015-1 Class A Pass Through Trust,
                           3.6%, 9/15/28 (144A)                                          240,625
     1,993                 Continental Airlines 1998-1 Class A Pass Through
                           Trust, 6.648%, 9/15/17                                          2,029
    58,234                 Delta Air Lines 2010-2 Class A Pass Through Trust,
                           4.95%, 5/23/19                                                 61,146
   250,000                 Southwest Airlines Co., 2.65%, 11/5/20                        251,332
                                                                                    ------------
                                                                                    $    691,502
------------------------------------------------------------------------------------------------
                           Railroads -- 0.1%
   150,000                 Burlington Northern Santa Fe LLC, 5.15%, 9/1/43          $    159,667
   250,000                 TTX Co., 2.25%, 2/1/19 (144A)                                 250,865
                                                                                    ------------
                                                                                    $    410,532
------------------------------------------------------------------------------------------------
                           Highways & Railtracks -- 0.1%
   300,000                 ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)               $    279,079
                                                                                    ------------
                           Total Transportation                                     $  1,381,113
------------------------------------------------------------------------------------------------
                           AUTOMOBILES & COMPONENTS -- 0.2%
                           Auto Parts & Equipment -- 0.1%
   250,000                 Johnson Controls, Inc., 1.4%, 11/2/17                    $    248,430
------------------------------------------------------------------------------------------------
                           Automobile Manufacturers -- 0.1%
   250,000                 Ford Motor Credit Co. LLC, 2.875%, 10/1/18               $    250,715
                                                                                    ------------
                           Total Automobiles & Components                           $    499,145
------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 0.1%
                           Homebuilding -- 0.1%
   200,000                 DR Horton, Inc., 4.0%, 2/15/20                           $    202,500
                                                                                    ------------
                           Total Consumer Durables & Apparel                        $    202,500
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.3%
                           Hotels, Resorts & Cruise Lines -- 0.1%
   250,000                 Marriott International, Inc., 3.125%, 10/15/21           $    251,735
   120,000                 Marriott International, Inc., 3.375%, 10/15/20                124,008
                                                                                    ------------
                                                                                    $    375,743
------------------------------------------------------------------------------------------------
                           Restaurants -- 0.1%
   140,000                 Starbucks Corp., 0.875%, 12/5/16                         $    139,864
------------------------------------------------------------------------------------------------
                           Education Services -- 0.1%
   250,000                 Colby College, 4.25%, 7/1/55                             $    235,372
                                                                                    ------------
                           Total Consumer Services                                  $    750,979
------------------------------------------------------------------------------------------------
                           MEDIA -- 0.3%
                           Cable & Satellite -- 0.1%
   250,000                 CCO Safari II LLC, 6.384%, 10/23/35 (144A)               $    251,186
   125,000                 Sky Plc, 6.1%, 2/15/18 (144A)                                 134,678
                                                                                    ------------
                                                                                    $    385,864
------------------------------------------------------------------------------------------------
                           Movies & Entertainment -- 0.1%
   250,000                 The Met, 3.4%, 7/1/45                                    $    231,568
------------------------------------------------------------------------------------------------
                           Publishing -- 0.1%
    95,000                 Thomson Reuters Corp., 0.875%, 5/23/16                   $     94,949
   250,000                 Thomson Reuters Corp., 1.3%, 2/23/17                          248,984
                                                                                    ------------
                                                                                    $    343,933
                                                                                    ------------
                           Total Media                                              $    961,365
------------------------------------------------------------------------------------------------
                           RETAILING -- 0.3%
                           Catalog Retail -- 0.1%
   225,000                 QVC, Inc., 4.45%, 2/15/25                                $    208,389
------------------------------------------------------------------------------------------------
                           Apparel Retail -- 0.1%
   250,000                 The TJX Companies, Inc., 2.75%, 6/15/21                  $    254,874
------------------------------------------------------------------------------------------------
                           Home Improvement Retail -- 0.1%
   250,000                 The Home Depot, Inc., 2.625%, 6/1/22                     $    252,818
                                                                                    ------------
                           Total Retailing                                          $    716,081
------------------------------------------------------------------------------------------------
                           FOOD & STAPLES RETAILING -- 0.2%
                           Drug Retail -- 0.2%
   250,000                 CVS Health Corp., 3.5%, 7/20/22                          $    257,409
   155,852                 CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                171,532
   108,477                 CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                118,305
                                                                                    ------------
                                                                                    $    547,246
                                                                                    ------------
                           Total Food & Staples Retailing                           $    547,246
------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.2%
                           Brewers -- 0.0%+
    55,000                 Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19     $     63,697
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 33

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           Agricultural Products -- 0.1%
   410,000                 Viterra, Inc., 5.95%, 8/1/20 (144A)                      $    332,100
------------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 0.1%
   250,000                 Kraft Foods Group, Inc., 3.5%, 6/6/22                    $    255,643
------------------------------------------------------------------------------------------------
                           Tobacco -- 0.0%+
    50,000                 Philip Morris International, Inc., 3.25%, 11/10/24       $     51,767
                                                                                    ------------
                           Total Food, Beverage & Tobacco                           $    703,207
------------------------------------------------------------------------------------------------
                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                           Household Products -- 0.1%
   200,000                 Kimberly-Clark de Mexico SAB de CV, 3.8%,
                           4/8/24 (144A)                                            $    200,509
   200,000                 Reckitt Benckiser Treasury Services Plc, 2.125%,
                           9/21/18 (144A)                                                200,499
                                                                                    ------------
                                                                                    $    401,008
                                                                                    ------------
                           Total Household & Personal Products                      $    401,008
------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                           Health Care Equipment -- 0.2%
   250,000                 Becton Dickinson and Co., 1.8%, 12/15/17                 $    250,246
   150,000                 Boston Scientific Corp., 2.65%, 10/1/18                       151,944
                                                                                    ------------
                                                                                    $    402,190
------------------------------------------------------------------------------------------------
                           Managed Health Care -- 0.0%+
   100,000                 Anthem, Inc., 3.3%, 1/15/23                              $     98,728
                                                                                    ------------
                           Total Health Care Equipment & Services                   $    500,918
------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 0.1%
                           Biotechnology -- 0.1%
   165,000                 Gilead Sciences, Inc., 3.25%, 9/1/22                     $    169,659
                                                                                    ------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences     $    169,659
------------------------------------------------------------------------------------------------
                           BANKS -- 1.6%
                           Diversified Banks -- 1.0%
   300,000                 Bank of America Corp., 4.1%, 7/24/23                     $    308,543
   250,000                 Citigroup, Inc., 2.55%, 4/8/19                                250,904
   250,000                 Citigroup, Inc., 3.875%, 3/26/25                              240,595
   200,000                 Cooperatieve Rabobank UA, 3.875%, 2/8/22                      212,032
   300,000                 Export-Import Bank of Korea, 2.875%, 9/17/18                  307,533
   250,000                 First Tennessee Bank NA, 2.95%, 12/1/19                       249,474
   200,000                 HSBC Holdings Plc, 4.875%, 1/14/22                            221,375
   200,000                 Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                  226,850
   250,000                 Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                   283,165
   250,000                 Nordea Bank AB, 4.25%, 9/21/22 (144A)                         260,514
   150,000                 Royal Bank of Canada, 1.45%, 9/9/16                           150,472

The accompanying notes are an integral part of these financial statements.

34 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           Diversified Banks -- (continued)
   200,000                 Wells Fargo & Co., 4.125%, 8/15/23                       $    209,153
                                                                                    ------------
                                                                                    $  2,920,610
------------------------------------------------------------------------------------------------
                           Regional Banks -- 0.6%
   138,000                 BB&T Corp., 1.6%, 8/15/17                                $    138,170
   250,000                 HSBC Bank USA NA New York NY, 6.0%, 8/9/17                    265,524
   300,000                 KeyBank NA Cleveland Ohio, 2.25%, 3/16/20                     299,584
   350,000                 PNC Bank NA, 5.25%, 1/15/17                                   362,022
   300,000                 SunTrust Bank, 1.35%, 2/15/17                                 299,788
   210,000          6.75   The PNC Financial Services Group, Inc., Floating
                           Rate Note (Perpetual)                                         225,172
                                                                                    ------------
                                                                                    $  1,590,260
                                                                                    ------------
                           Total Banks                                              $  4,510,870
------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 2.1%
                           Other Diversified Financial Services -- 0.3%
   400,000                 Carlyle Holdings II Finance LLC, 5.625%,
                           3/30/43 (144A)                                           $    424,802
   121,000                 General Electric Co., 6.75%, 3/15/32                          158,717
   325,000          6.75   JPMorgan Chase & Co., Floating Rate Note, 8/29/49             351,812
                                                                                    ------------
                                                                                    $    935,331
------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.4%
   175,000                 Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)       $    195,562
   200,000                 BM&FBovespa SA -- Bolsa de Valores Mercadorias e
                           Futuros, 5.5%, 7/16/20 (144A)                                 200,500
   500,000                 Private Export Funding Corp., 2.3%, 9/15/20                   513,297
   250,000                 USAA Capital Corp., 2.45%, 8/1/20 (144A)                      252,627
                                                                                    ------------
                                                                                    $  1,161,986
------------------------------------------------------------------------------------------------
                           Consumer Finance -- 0.6%
   250,000                 Ally Financial, Inc., 3.6%, 5/21/18                      $    246,875
   250,000                 American Express Co., 1.55%, 5/22/18                          248,383
   360,000                 Capital One Bank USA NA, 8.8%, 7/15/19                        421,807
   300,000                 Capital One Financial Corp., 3.75%, 4/24/24                   301,526
   250,000                 Capital One NA, 1.65%, 2/5/18                                 248,128
   150,000                 Toyota Motor Credit Corp., 0.75%, 3/3/17 (Step)               149,964
                                                                                    ------------
                                                                                    $  1,616,683
------------------------------------------------------------------------------------------------
                           Asset Management & Custody Banks -- 0.3%
   300,000                 KKR Group Finance Co. II LLC, 5.5%, 2/1/43 (144A)        $    314,849
   250,000                 Neuberger Berman Group LLC, 4.875%,
                           4/15/45 (144A)                                                218,681
   188,000          4.50   The Bank of New York Mellon Corp., Floating Rate
                           Note (Perpetual)                                              170,159
                                                                                    ------------
                                                                                    $    703,689
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 35

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.2%
    75,000                 KKR Group Finance Co III LLC, 5.125%, 6/1/44 (144A)      $     74,393
   250,000                 Morgan Stanley, 2.65%, 1/27/20                                250,331
   250,000                 Morgan Stanley, 4.1%, 5/22/23                                 253,076
                                                                                    ------------
                                                                                    $    577,800
------------------------------------------------------------------------------------------------
                           Diversified Capital Markets -- 0.3%
   413,000                 GE Capital International Funding Co., 4.418%,
                           11/15/35 (144A)                                          $    423,956
   400,000          2.01   ICBCIL Finance Co, Ltd., Floating Rate Note,
                           11/13/18 (144A)                                               399,766
                                                                                    ------------
                                                                                    $    823,722
                                                                                    ------------
                           Total Diversified Financials                             $  5,819,211
------------------------------------------------------------------------------------------------
                           INSURANCE -- 2.3%
                           Life & Health Insurance -- 0.4%
   220,000                 Principal Financial Group, Inc., 3.3%, 9/15/22           $    223,978
   335,000                 Protective Life Corp., 7.375%, 10/15/19                       388,186
   200,000          5.62   Prudential Financial, Inc., Floating Rate Note, 6/15/43       202,250
   150,000          5.88   Prudential Financial, Inc., Floating Rate Note, 9/15/42       157,312
                                                                                    ------------
                                                                                    $    971,726
------------------------------------------------------------------------------------------------
                           Multi-line Insurance -- 0.3%
   200,000                 AIG, 3.875%, 1/15/35                                     $    164,839
   250,000                 AXA SA, 8.6%, 12/15/30                                        334,462
   200,000                 New York Life Global Funding, 1.125%, 3/1/17 (144A)           200,257
   200,000                 New York Life Global Funding, 1.45%, 12/15/17 (144A)          200,484
                                                                                    ------------
                                                                                    $    900,042
------------------------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 0.1%
   170,000                 OneBeacon US Holdings, Inc., 4.6%, 11/9/22               $    175,187
   250,000                 The Hanover Insurance Group, Inc., 6.375%, 6/15/21            286,554
                                                                                    ------------
                                                                                    $    461,741
------------------------------------------------------------------------------------------------
                           Reinsurance -- 1.5%
   250,000          3.66   Acorn Re, Ltd., Floating Rate Note, 7/17/18
                           (Cat Bond) (144A)                                        $    251,700
   250,000          6.12   Alamo Re, Ltd., Floating Rate Note, 6/7/18
                           (Cat Bond) (144A)                                             256,200
   250,000          5.25   Caelus Re, Ltd., Floating Rate Note, 3/7/16
                           (Cat Bond) (144A)                                             250,100
   250,000          3.92   Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                           (Cat Bond) (144A)                                             244,750
   250,000          4.92   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                           (Cat Bond) (144A)                                             248,375
   250,000          6.75   Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                           (Cat Bond) (144A)                                             250,100

The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
   250,000          9.25   Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                           (Cat Bond) (144A)                                        $    250,575
   100,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d) (g)         113,900
   250,000          4.77   PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                           (Cat Bond) (144A)                                             248,625
   250,000          5.94   Queen Street X Re, Ltd., Floating Rate Note,
                           6/8/18 (Cat Bond) (144A)                                      248,475
   250,000          5.30   Residential Reinsurance 2013, Ltd., Floating Rate
                           Note, 12/6/17 (Cat Bond) (144A)                               248,175
   250,000          3.17   Sanders Re, Ltd., Floating Rate Note, 5/25/18
                           (Cat Bond) (144A)                                             243,725
   250,000          4.00   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                           (Cat Bond) (144A)                                             248,850
   250,000          4.05   Sanders Re, Ltd., Floating Rate Note, 6/7/17
                           (Cat Bond) (144A)                                             249,600
   250,000                 Sector Re V, Ltd., Variable Rate Notes,
                           3/1/20 (144A) (d) (g)                                         280,775
   500,000          3.96   Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                           (Cat Bond) (144A)                                             503,050
                                                                                    ------------
                                                                                    $  4,136,975
                                                                                    ------------
                           Total Insurance                                          $  6,470,484
------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 0.4%
                           Diversified REIT -- 0.3%
   200,000                 DCT Industrial Operating Partnership LP,
                           4.5%, 10/15/23                                           $    204,497
   300,000                 Duke Realty LP, 3.75%, 12/1/24                                296,974
   250,000                 Essex Portfolio LP, 3.5%, 4/1/25                              244,273
                                                                                    ------------
                                                                                    $    745,744
------------------------------------------------------------------------------------------------
                           Office REIT -- 0.1%
   110,000                 Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22      $    117,491
   250,000                 Highwoods Realty LP, 3.625%, 1/15/23                          247,775
                                                                                    ------------
                                                                                    $    365,266
------------------------------------------------------------------------------------------------
                           Specialized REIT -- 0.0%+
    50,000                 CubeSmart LP, 4.8%, 7/15/22                              $     54,467
                                                                                    ------------
                           Total Real Estate                                        $  1,165,477
------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.1%
                           Systems Software -- 0.1%
   250,000                 Oracle Corp., 2.5%, 5/15/22                              $    247,204
                                                                                    ------------
                           Total Software & Services                                $    247,204
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 37

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                           Communications Equipment -- 0.1%
   150,000                 Cisco Systems, Inc., 2.9%, 3/4/21                        $    156,648
   250,000                 Cisco Systems, Inc., 3.5%, 6/15/25                            261,842
                                                                                    ------------
                                                                                    $    418,490
------------------------------------------------------------------------------------------------
                           Electronic Manufacturing Services -- 0.1%
   250,000                 Flextronics International, Ltd., 4.75%, 6/15/25          $    240,000
                                                                                    ------------
                           Total Technology Hardware & Equipment                    $    658,490
------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 0.4%
                           Semiconductors -- 0.4%
   250,000                 Altera Corp., 2.5%, 11/15/18                             $    255,828
   250,000                 Intel Corp., 4.9%, 7/29/45                                    258,656
   150,000                 Micron Semiconductor Asia Pte, Ltd., 1.258%, 1/15/19          149,467
   200,000                 Texas Instruments, Inc., 0.875%, 3/12/17                      199,886
   150,000                 Xilinx, Inc., 3.0%, 3/15/21                                   153,095
                                                                                    ------------
                                                                                    $  1,016,932
                                                                                    ------------
                           Total Semiconductors & Semiconductor Equipment           $  1,016,932
------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.8%
                           Integrated Telecommunication Services -- 0.5%
   250,000                 AT&T, Inc., 4.75%, 5/15/46                               $    221,671
   350,000                 Telefonica Emisiones SAU, 5.462%, 2/16/21                     389,443
   300,000                 Telefonica Emisiones SAU, 6.221%, 7/3/17                      317,520
   195,000                 Verizon Communications, Inc., 5.012%, 8/21/54                 175,455
   196,000                 Verizon Communications, Inc., 6.55%, 9/15/43                  228,821
                                                                                    ------------
                                                                                    $  1,332,910
------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 0.3%
   250,000                 Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)          $    250,000
   240,000                 Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)               261,134
   250,000                 Crown Castle Towers LLC, 5.495%, 1/15/17 (144A)               254,263
   140,000                 Crown Castle Towers LLC, 6.113%, 1/15/20 (144A)               153,875
   100,000                 WCP Issuer llc, 6.657%, 8/15/20 (144A)                        102,360
                                                                                    ------------
                                                                                    $  1,021,632
                                                                                    ------------
                           Total Telecommunication Services                         $  2,354,542
------------------------------------------------------------------------------------------------
                           UTILITIES -- 1.4%
                           Electric Utilities -- 1.3%
   225,000                 Commonwealth Edison Co., 6.15%, 9/15/17                  $    241,340
   100,000                 Electricite de France SA, 6.0%, 1/22/14 (144A)                101,718
   250,000          5.25   Electricite de France SA, Floating Rate Note
                           (Perpetual) (144A)                                            224,062
   270,000                 Enel Finance International NV, 5.125%,
                           10/7/19 (144A)                                                295,083

The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           Electric Utilities -- (continued)
   200,000          8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)          $    220,000
   250,000                 Exelon Corp., 2.85%, 6/15/20                                  250,273
    76,781                 FPL Energy American Wind LLC, 6.639%,
                           6/20/23 (144A)                                                 78,314
    13,318                 FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (144A)            12,919
   560,000                 Iberdrola International BV, 6.75%, 7/15/36                    695,739
   200,000                 Israel Electric Corp., Ltd., 6.7%, 2/10/17 (144A)             207,750
   200,000                 Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)            220,495
   125,000                 Nevada Power Co., 6.5%, 8/1/18                                139,286
   250,000                 NextEra Energy Capital Holdings, Inc., 2.056%, 9/1/17         251,044
    53,837                 Orcal Geothermal, Inc., 6.21%, 12/30/20 (144A)                 55,048
   275,000                 Public Service Co. of New Mexico, 7.95%, 5/15/18              309,932
   250,000                 Southwestern Electric Power Co., 3.9%, 4/1/45                 219,663
                                                                                    ------------
                                                                                    $  3,522,666
------------------------------------------------------------------------------------------------
                           Gas Utilities -- 0.1%
   250,000                 Southern California Gas Co., 5.125%, 11/15/40            $    294,733
------------------------------------------------------------------------------------------------
                           Independent Power Producers &
                           Energy Traders -- 0.0%+
    76,130                 Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)             $     83,684
                                                                                    ------------
                           Total Utilities                                          $  3,901,083
------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost $45,345,041)                                       $ 45,021,434
------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND
                           AGENCY OBLIGATIONS -- 13.2%
 1,605,016                 Fannie Mae, 3.5%, 7/1/43                                 $  1,682,430
   359,286                 Fannie Mae, 3.5%, 7/1/45                                      376,569
   972,737                 Fannie Mae, 3.5%, 8/1/45                                    1,019,530
   131,687                 Fannie Mae, 4.0%, 1/1/41                                      141,156
   485,365                 Fannie Mae, 4.0%, 2/1/41                                      520,101
 1,012,179                 Fannie Mae, 4.0%, 2/1/41                                    1,084,644
   621,087                 Fannie Mae, 4.0%, 3/1/41                                      665,556
   789,928                 Fannie Mae, 4.0%, 6/1/42                                      849,719
   608,897                 Fannie Mae, 4.0%, 7/1/43                                      650,774
   411,796                 Fannie Mae, 4.0%, 7/1/44                                      440,310
   335,276                 Fannie Mae, 4.0%, 8/1/43                                      359,092
   343,827                 Fannie Mae, 4.0%, 8/1/43                                      367,674
   539,230                 Fannie Mae, 4.0%, 9/1/40                                      577,777
   386,526                 Fannie Mae, 4.0%, 9/1/40                                      414,158
   305,792                 Fannie Mae, 4.0%, 9/1/42                                      327,750
   492,912                 Fannie Mae, 4.0%, 9/1/44                                      527,078
    28,061                 Fannie Mae, 4.5%, 11/1/20                                      29,321
     8,691                 Fannie Mae, 4.5%, 12/1/43                                       9,592


The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 39

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND
                           AGENCY OBLIGATIONS -- (continued)
   684,219                 Fannie Mae, 4.5%, 12/1/43                                $    743,636
   507,135                 Fannie Mae, 4.5%, 4/1/41                                      552,843
   698,926                 Fannie Mae, 4.5%, 6/1/40                                      761,887
    20,768                 Fannie Mae, 5.0%, 5/1/18                                       21,526
    41,708                 Fannie Mae, 5.0%, 6/1/37                                       46,025
   129,540                 Fannie Mae, 5.5%, 10/1/35                                     146,271
    14,112                 Fannie Mae, 5.5%, 12/1/34                                      15,933
    61,657                 Fannie Mae, 5.5%, 12/1/35                                      69,022
    56,269                 Fannie Mae, 5.5%, 12/1/35                                      63,293
    66,762                 Fannie Mae, 5.5%, 3/1/23                                       72,714
     6,928                 Fannie Mae, 5.5%, 3/1/34                                        7,726
    50,661                 Fannie Mae, 5.5%, 5/1/37                                       56,622
   209,032                 Fannie Mae, 5.5%, 5/1/38                                      233,875
    32,136                 Fannie Mae, 6.0%, 10/1/37                                      36,397
    30,202                 Fannie Mae, 6.0%, 12/1/33                                      34,163
    17,934                 Fannie Mae, 6.0%, 12/1/37                                      20,300
     3,662                 Fannie Mae, 6.0%, 8/1/32                                        4,191
     1,366                 Fannie Mae, 6.0%, 9/1/29                                        1,565
    12,277                 Fannie Mae, 6.5%, 10/1/32                                      14,039
    22,448                 Fannie Mae, 6.5%, 4/1/29                                       25,562
    35,283                 Fannie Mae, 6.5%, 5/1/32                                       41,716
     5,566                 Fannie Mae, 6.5%, 7/1/29                                        6,365
    27,769                 Fannie Mae, 6.5%, 9/1/32                                       32,673
    13,670                 Fannie Mae, 7.0%, 1/1/36                                       14,753
       179                 Fannie Mae, 8.0%, 5/1/31                                          179
   672,846                 Federal Home Loan Mortgage Corp., 3.5%, 1/1/45                703,909
   242,973                 Federal Home Loan Mortgage Corp., 3.5%, 11/1/28               258,022
   217,998                 Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                230,554
   434,664                 Federal Home Loan Mortgage Corp., 3.5%, 3/1/42                454,870
 1,992,893                 Federal Home Loan Mortgage Corp., 3.5%, 3/1/45              2,084,898
   676,486                 Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                707,717
   583,942                 Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                610,901
 1,849,254                 Federal Home Loan Mortgage Corp., 3.5%, 9/1/42              1,936,184
   500,295                 Federal Home Loan Mortgage Corp., 4.0%, 1/1/41                535,716
 1,159,823                 Federal Home Loan Mortgage Corp., 4.0%, 10/1/44             1,239,388
   737,293                 Federal Home Loan Mortgage Corp., 4.0%, 11/1/40               789,378
   871,424                 Federal Home Loan Mortgage Corp., 4.0%, 11/1/40               933,066
   403,257                 Federal Home Loan Mortgage Corp., 4.0%, 11/1/44               430,904
   389,478                 Federal Home Loan Mortgage Corp., 4.0%, 2/1/40                417,026
 1,198,389                 Federal Home Loan Mortgage Corp., 4.0%, 6/1/44              1,280,450
   368,128                 Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                393,359

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND
                           AGENCY OBLIGATIONS -- (continued)
   387,344                 Federal Home Loan Mortgage Corp., 4.0%, 9/1/44           $    413,898
   326,207                 Federal Home Loan Mortgage Corp., 4.5%, 5/1/40                355,018
   327,950                 Federal Home Loan Mortgage Corp., 4.5%, 5/1/41                357,814
   172,485                 Federal Home Loan Mortgage Corp., 4.5%, 7/1/40                187,821
    92,168                 Federal Home Loan Mortgage Corp., 4.5%, 8/1/34                100,388
    63,667                 Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                70,554
    66,509                 Federal Home Loan Mortgage Corp., 5.0%, 8/1/37                 73,004
     3,107                 Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                 3,113
    32,991                 Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                36,859
    25,887                 Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                 29,178
    43,745                 Federal Home Loan Mortgage Corp., 6.0%, 10/1/38                49,425
    34,364                 Federal Home Loan Mortgage Corp., 6.0%, 4/1/33                 38,702
    13,155                 Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                15,925
    74,733                 Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                85,296
   742,339                 Federal National Mortgage Association, 3.5%, 11/1/45          778,048
   489,526                 Federal National Mortgage Association, 4.0%, 9/1/45           523,601
   878,467                 Government National Mortgage Association I,
                           4.0%, 9/15/41                                                 938,975
    30,658                 Government National Mortgage Association I,
                           5.0%, 2/15/18                                                  31,573
    35,734                 Government National Mortgage Association I,
                           5.0%, 2/15/18                                                  36,894
    19,335                 Government National Mortgage Association I,
                           5.5%, 8/15/33                                                  22,055
    25,408                 Government National Mortgage Association I,
                           5.5%, 9/15/33                                                  28,793
    19,552                 Government National Mortgage Association I,
                           6.0%, 10/15/33                                                 22,625
    19,358                 Government National Mortgage Association I,
                           6.0%, 9/15/34                                                  21,961
   142,901                 Government National Mortgage Association I,
                           6.0%, 9/15/38                                                 162,925
    20,920                 Government National Mortgage Association I,
                           6.5%, 10/15/28                                                 23,967
    35,460                 Government National Mortgage Association I,
                           6.5%, 12/15/32                                                 42,483
    39,637                 Government National Mortgage Association I,
                           6.5%, 5/15/31                                                  45,410
    25,347                 Government National Mortgage Association I,
                           6.5%, 5/15/33                                                  29,039
    34,854                 Government National Mortgage Association I,
                           6.5%, 6/15/32                                                  42,322
       501                 Government National Mortgage Association I,
                           7.0%, 8/15/28                                                     568

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 41

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND
                            AGENCY OBLIGATIONS -- (continued)
      3,277                 Government National Mortgage Association I,
                            8.0%, 2/15/30                                            $      3,320
     47,735                 Government National Mortgage Association II,
                            5.5%, 2/20/34                                                  53,433
     71,848                 Government National Mortgage Association II,
                            6.5%, 11/20/28                                                 84,562
      2,976                 Government National Mortgage Association II,
                            7.5%, 9/20/29                                                   3,689
    950,000                 U.S. Treasury Bonds, 3.125%, 2/15/43                        1,024,516
    370,000                 U.S. Treasury Bonds, 5.25%, 11/15/28                          499,110
    675,000                 U.S. Treasury Bonds, 5.375%, 2/15/31                          948,349
  1,751,418                 U.S. Treasury Inflation Indexed Bonds, 0.375%, 7/15/25      1,730,733
    503,940                 U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45         453,014
    250,000                 U.S. Treasury Notes, 2.25%, 11/15/24                          257,490
    750,000                 U.S. Treasury Notes, 2.625%, 11/15/20                         793,828
    165,000                 U.S. Treasury Notes, 3.125%, 5/15/19                          176,073
    115,000                 U.S. Treasury Notes, 3.375%, 11/15/19                         124,416
-------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $36,014,056)                                       $ 36,793,616
-------------------------------------------------------------------------------------------------
                            FOREIGN GOVERNMENT BONDS -- 0.1%
    200,000                 Bahamas Government International Bond, 5.75%,
                            1/16/24 (144A)                                           $    204,500
EURO 75,000                 Italy Buoni Poliennali Del Tesoro, 4.75%, 8/1/23 (144A)       103,078
-------------------------------------------------------------------------------------------------
                            TOTAL FOREIGN GOVERNMENT BONDS
                            (Cost $297,591)                                          $    307,578
-------------------------------------------------------------------------------------------------
                            MUNICIPAL BONDS -- 1.5% (e)
                            Municipal Airport -- 0.2%
    250,000                 Indianapolis Airport Authority, 5.1%, 1/15/17            $    260,105
    400,000                 Massachusetts Port Authority, 5.0%, 7/1/16                    407,496
                                                                                     ------------
                                                                                     $    667,601
-------------------------------------------------------------------------------------------------
                            Municipal Education -- 0.0%+
    100,000                 Massachusetts Development Finance Agency,
                            4.844%, 9/1/43                                           $    110,493
-------------------------------------------------------------------------------------------------
                            Municipal General -- 0.2%
    100,000                 Central Texas Regional Mobility Authority, 1/1/25 (c)    $     73,698
    200,000                 City of Raleigh North Carolina, 4.0%, 10/1/32                 220,302
    200,000                 JobsOhio Beverage System, 3.985%, 1/1/29                      214,872
                                                                                     ------------
                                                                                     $    508,872
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Higher Municipal Education -- 0.6%
    100,000                 Massachusetts Development Finance Agency,
                            Northeastern University-Series A, 5.0%, 3/1/39           $    114,036
    150,000                 Massachusetts Development Finance Agency, Williams
                            College-Series P, 5.0%, 7/1/43                                171,974
    250,000                 Massachusetts Institute of Technology, 5.6%, 7/1/11           316,286
    300,000                 The Board of Trustees of The Leland Stanford Junior
                            University, 4.75%, 5/1/19                                     332,242
    250,000                 The George Washington University, 1.827%, 9/15/17             250,012
    137,000                 The George Washington University, 3.485%, 9/15/22             142,655
    200,000                 University of California, 4.062%, 5/15/33                     207,466
    100,000                 Virginia College Building Authority, 4.0%, 9/1/26             113,277
                                                                                     ------------
                                                                                     $  1,647,948
-------------------------------------------------------------------------------------------------
                            Municipal Medical -- 0.1%
    100,000                 Health & Educational Facilities Authority of the State
                            of Missouri, 3.685%, 2/15/47                             $    101,745
    150,000                 Massachusetts Development Finance Agency,
                            5.0%, 7/1/39                                                  170,360
                                                                                     ------------
                                                                                     $    272,105
-------------------------------------------------------------------------------------------------
                            Municipal Power -- 0.1%
    250,000                 Energy Northwest, 5.0%, 7/1/35                           $    295,885
-------------------------------------------------------------------------------------------------
                            Municipal Transportation -- 0.1%
    180,000                 Maine Turnpike Authority, 5.0%, 7/1/42                   $    209,191
-------------------------------------------------------------------------------------------------
                            Municipal Water -- 0.1%
    150,000                 County of King Washington Sewer Revenue,
                            4.25%, 1/1/36                                            $    165,184
-------------------------------------------------------------------------------------------------
                            Municipal Obligation -- 0.1%
    250,000                 City of Irving Texas, 4.0%, 9/15/27 (f)                  $    281,710
-------------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $3,898,776)                                        $  4,158,989
-------------------------------------------------------------------------------------------------
                            SENIOR FLOATING RATE LOAN
                            INTERESTS -- 0.9%**
                            CAPITAL GOODS -- 0.2%
                            Aerospace & Defense -- 0.1%
     93,818          4.00   B/E Aerospace, Inc., Term Loan, 11/19/21                 $     93,970
    271,750          3.25   Wesco Aircraft Hardare Corp., Tranche B Term Loan
                            (First Lien), 2/24/21                                         254,086
                                                                                     ------------
                                                                                     $    348,056
-------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 0.1%
    247,500          4.00   Mueller Water Products, Inc., Initial Loan, 11/25/21     $    248,016
                                                                                     ------------
                            Total Capital Goods                                      $    596,072
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 43

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            AUTOMOBILES & COMPONENTS -- 0.2%
                            Automobile Manufacturers -- 0.2%
    477,500          3.50   Chrysler Group LLC, Term Loan B, 5/24/17                 $    475,577
                                                                                     ------------
                            Total Automobiles & Components                           $    475,577
-------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.0%+
                            Apparel, Accessories & Luxury Goods -- 0.0%+
     51,846          3.25   PVH Corp., Tranche B Term Loan, 12/19/19                 $     52,170
                                                                                     ------------
                            Total Consumer Durables & Apparel                        $     52,170
-------------------------------------------------------------------------------------------------
                            MEDIA -- 0.1%
                            Broadcasting -- 0.0%+
     73,307          3.00   Sinclair Television Group, Inc., New Tranche B Term
                            Loan, 4/19/20                                            $     72,269
-------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 0.1%
    115,396          3.25   Kasima LLC, Term Loan, 5/17/21                           $    114,434
                                                                                     ------------
                            Total Media                                              $    186,703
-------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.1%
                            Other Diversified Financial Services -- 0.1%
    150,000          3.50   Delos Finance SARL, Tranche B Term Loan, 2/27/21         $    149,569
-------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.0%+
    125,000          4.25   Avago Technologies Cayman Finance, First Lien Term
                            Loan, 11/13/22                                           $    123,177
                                                                                     ------------
                            Total Diversified Financials                             $    272,746
-------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%+
                            Communications Equipment -- 0.0%+
    130,608          3.31   Commscope, Inc., Tranche 4 Term Loan, 1/14/18            $    130,281
                                                                                     ------------
                            Total Technology Hardware & Equipment                    $    130,281
-------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 0.0%+
                            Semiconductors -- 0.0%+
    111,282          3.75   Avago Technologies Ltd., Tranche B Term Loan
                            (First Lien), 4/16/21                                    $    110,818
                                                                                     ------------
                            Total Semiconductors & Semiconductor Equipment           $    110,818
-------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.1%
                            Integrated Telecommunication Services -- 0.1%
    148,875          4.00   GCI Holdings, Inc., New Term B Loan, 2/2/22              $    148,968
                                                                                     ------------
                            Total Telecommunication Services                         $    148,968
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.2%
                            Electric Utilities -- 0.2%
    315,457          4.75   Atlantic Power LP, Term Loan, 2/20/21                    $    309,542
    220,491          3.25   Calpine Construction Finance Co. LP, Term B-2
                            Loan, 1/3/22                                                  208,180
                                                                                     ------------
                                                                                     $    517,722
                                                                                     ------------
                            Total Utilities                                          $    517,722
-------------------------------------------------------------------------------------------------
                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                            (Cost $2,523,955)                                        $  2,491,057
-------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENT IN SECURITIES -- 98.4%
                            (Cost $260,633,991) (a)                                  $273,603,318
-------------------------------------------------------------------------------------------------
                            OTHER ASSETS & LIABILITIES -- 1.6%                       $  4,463,061
-------------------------------------------------------------------------------------------------
                            TOTAL NET ASSETS -- 100.0%                               $278,066,379
=================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

(A.D.R.)    American Depositary Receipts.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

(Cat Bond)  Catastrophe or event-linked bond. At January 31, 2016, the value of these securities amounted to $3,742,300 or 1.3% of total net assets. See Notes to Financial Statements -- Note 1H.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2016, the value of these securities amounted to $24,819,489 or 8.9% of total net assets.

(a) At January 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $260,839,871 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                                $ 22,685,178

            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                                  (9,921,731)
                                                                                       ------------
            Net unrealized appreciation                                                $ 12,763,447
                                                                                       ============

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 45

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Structured reinsurance investment. At January 31, 2016, the value of these securities amounted to $394,675 or 0.1% of total net assets. See Notes To Financial Statements -- Note 1H.

(e)  Consists of Revenue Bonds unless otherwise indicated.

(f)  Represents a General Obligation Bond.

(g)  Rate to be determined.

     Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO Euro

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                                    Purchases        Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                           $10,960,918      $ 5,819,476
Other Long-Term Securities                          $84,633,607      $80,142,136

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of January 31, 2016, in valuing the Fund's investments:

---------------------------------------------------------------------------------------
                                     Level 1       Level 2       Level 3   Total
---------------------------------------------------------------------------------------
Preferred Stocks                     $     43,214            --        --  $     43,214
Convertible Preferred Stock               820,400            --        --       820,400
Common Stocks                         167,497,192            --        --   167,497,192
Asset Backed Securities                        --     5,855,175        --     5,855,175
Collateralized Mortgage Obligations            --    10,614,663        --    10,614,663
Corporate Bonds
   Insurance
       Reinsurance                             --     3,742,300   394,675     4,136,975
   All Other Corporate Bonds                   --    40,884,459        --    40,884,459
U.S. Government and
   Agency Obligations                          --    36,793,616        --    36,793,616
Foreign Government Bonds                       --       307,578        --       307,578
Municipal Bonds                                --     4,158,989        --     4,158,989
Senior Floating Rate Loan Interests            --     2,491,057        --     2,491,057
---------------------------------------------------------------------------------------
TOTAL                                $168,360,806  $104,847,837  $394,675  $273,603,318
=======================================================================================
Other Financial Instruments
Unrealized appreciation on
   futures contracts                 $     14,214            --        --  $     14,214
---------------------------------------------------------------------------------------
Total Other Financial Instruments    $     14,214            --        --  $     14,214
=======================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of January 31, 2016.

--------------------------------------------------------------------------------
                                         Level 1     Level 2   Level 3    Total
--------------------------------------------------------------------------------
Assets:
Restricted cash                          $    --     $1,886    $    --    $1,886
Variation margin for futures contracts     1,938         --         --     1,938
--------------------------------------------------------------------------------
Total:                                   $ 1,938     $1,886    $    --    $3,824
================================================================================

During the six months ended January 31, 2016, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                     Corporate
                                                                     Bonds
--------------------------------------------------------------------------------
Balance as of 7/31/15                                                $1,329,910
Realized gain (loss)(1)                                                      --
Change in unrealized appreciation (depreciation)(2)                      40,565
Purchases                                                                    --
Sales                                                                  (975,800)
Transfers in to Level 3*                                                     --
Transfers out of Level 3*                                                    --
--------------------------------------------------------------------------------
Balance as of 1/31/16                                                $  394,675
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended January 31, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 1/31/16                                                           $40,565
                                                                                  -------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 47

Statement of Assets and Liabilities | 1/31/16 (unaudited)

ASSETS:
  Investment in securities (cost $260,633,991)                            $273,603,318
  Cash                                                                       3,602,091
  Restricted cash*                                                               1,886
  Receivables --
     Investment securities sold                                                604,929
     Fund shares sold                                                          521,316
     Dividends                                                                 146,044
     Interest                                                                  702,135
  Variation margin for futures contracts                                         1,938
  Unrealized appreciation on futures contracts                                  14,214
  Due from Pioneer Investment Management, Inc.                                  17,272
  Other assets                                                                  44,090
---------------------------------------------------------------------------------------
         Total assets                                                     $279,259,233
=======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                      $    532,634
     Fund shares repurchased                                                   496,299
     Distributions                                                                 796
     Trustee fees                                                                  801
  Due to affiliates                                                             87,268
  Accrued expenses                                                              75,056
---------------------------------------------------------------------------------------
         Total liabilities                                                $  1,192,854
=======================================================================================
NET ASSETS:
  Paid-in capital                                                         $263,626,726
  Distributions in excess of net investment income                            (262,607)
  Accumulated net realized gain on investments, futures contracts
     and foreign currency transactions                                       1,718,891
  Net unrealized appreciation on investments                                12,969,327
  Unrealized appreciation on futures contracts                                  14,214
  Net unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                            (172)
---------------------------------------------------------------------------------------
         Total net assets                                                 $278,066,379
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $168,023,825/19,749,219 shares)                       $       8.51
  Class C (based on $44,373,952/5,252,188 shares)                         $       8.45
  Class K (based on $9,434/1,110 shares)                                  $       8.50
  Class R (based on $1,883,097/221,555 shares)                            $       8.50
  Class Y (based on $63,776,071/7,454,149 shares)                         $       8.56
MAXIMUM OFFERING PRICE:
  Class A ($8.51 / 95.5%)                                                 $       8.91
=======================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

Statement of Operations (unaudited)

For the Six Months Ended 1/31/16

INVESTMENT INCOME:
  Dividends                                                             $  2,281,482
  Interest                                                                 1,904,683
-----------------------------------------------------------------------------------------------------
     Total investment income                                                            $  4,186,165
=====================================================================================================
EXPENSES:
  Management fees                                                       $    918,851
  Transfer agent fees
     Class A                                                                  66,275
     Class C                                                                   8,595
     Class Y                                                                     683
  Distribution fees
     Class A                                                                 216,580
     Class C                                                                 210,688
     Class R                                                                   2,327
  Shareholder communications expense                                         126,171
  Administrative expense                                                      55,291
  Custodian fees                                                              13,692
  Registration fees                                                           51,809
  Professional fees                                                           38,743
  Printing expense                                                             9,279
  Fees and expenses of nonaffiliated Trustees                                  4,669
  Miscellaneous                                                               39,965
-----------------------------------------------------------------------------------------------------
     Total operating expenses                                                           $  1,763,618
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                              (42,917)
-----------------------------------------------------------------------------------------------------
     Net operating expenses                                                             $  1,720,701
-----------------------------------------------------------------------------------------------------
         Net investment income                                                          $  2,465,464
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                        $  3,025,514
     Futures contracts                                                         5,002
     Other assets and liabilities denominated in foreign currencies               41    $  3,030,557
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                        $(24,297,320)
     Futures contracts                                                        10,870
     Other assets and liabilities denominated in foreign currencies               37    $(24,286,413)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, futures
     contracts and foreign currency transactions                                        $(21,255,856)
-----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                  $(18,790,392)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 49

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended
                                                                   1/31/16          Year Ended
                                                                   (unaudited)      7/31/15
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $   2,465,464    $   4,750,540
Net realized gain (loss) on investments, futures contracts and
  foreign currency transactions                                        3,030,557        9,502,075
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and foreign
  currency transactions                                              (24,286,413)       1,948,163
--------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
         from operations                                           $ (18,790,392)   $  16,200,778
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.09 and $0.18 per share, respectively)             $  (1,747,578)   $  (3,247,104)
     Class B ($0.00 and $0.02 per share, respectively)*                       --           (5,579)
     Class C ($0.06 and $0.12 per share, respectively)                  (268,381)        (410,104)
     Class K ($0.06 and $0.00 per share, respectively)**                     (66)              --
     Class R ($0.09 and $0.00 per share, respectively)***                (10,458)              --
     Class Y ($0.10 and $0.20 per share, respectively)                  (721,313)      (1,203,785)
Net realized gain:
     Class A ($0.18 and $0.86 per share, respectively)                (3,471,188)     (13,760,167)
     Class C ($0.18 and $0.86 per share, respectively)                  (864,378)      (2,411,099)
     Class R ($0.18 and $0.00 per share, respectively)***                (22,107)              --
     Class Y ($0.18 and $0.86 per share, respectively)                (1,301,569)      (4,036,355)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                        $  (8,407,038)   $ (25,074,193)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                       $  47,893,995    $ 128,341,390
Reinvestment of distributions                                          7,871,852       23,695,513
Cost of shares repurchased                                           (39,817,357)     (67,572,957)
--------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
         share transactions                                        $  15,948,490    $  84,463,946
--------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                            $ (11,248,940)   $  75,590,531
NET ASSETS:
Beginning of period                                                $ 289,315,319    $ 213,724,788
--------------------------------------------------------------------------------------------------
End of period                                                      $ 278,066,379    $ 289,315,319
==================================================================================================
Undistributed (distributions in excess of) net
  investment income                                                $    (262,607)   $      19,725
==================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class K shares commenced operations on December 1, 2015.

***  Class R shares commenced operations on July 1, 2015.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

------------------------------------------------------------------------------------------------
                                  Six Months    Six Months
                                  Ended         Ended              Year Ended   Year Ended
                                  1/31/16       1/31/16            7/31/15      7/31/15
                                  Shares        Amount             Shares       Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                        2,807,416    $    24,949,389     5,905,825   $    56,175,868
Reinvestment of distributions        564,551          5,022,396     1,763,705        16,400,748
Less shares repurchased           (2,815,273)       (24,956,033)   (3,817,875)      (36,346,941)
------------------------------------------------------------------------------------------------
     Net increase                    556,694    $     5,015,752     3,851,655   $    36,229,675
================================================================================================
Class B*
Shares exchanged                          --    $            --         3,770   $        36,469
Reinvestment of distributions             --                 --           525             5,167
Less shares repurchased                   --                 --      (299,353)       (2,964,042)
------------------------------------------------------------------------------------------------
     Net decrease                         --    $            --      (295,058)  $    (2,922,406)
================================================================================================
Class C
Shares sold                        1,531,187    $    13,496,054     2,415,816   $    22,654,909
Reinvestment of distributions        112,303            991,934       281,939         2,601,914
Less shares repurchased             (743,774)        (6,514,029)     (787,067)       (7,372,667)
------------------------------------------------------------------------------------------------
     Net increase                    899,716    $     7,973,959     1,910,688   $    17,884,156
================================================================================================
Class K**
Shares sold                            1,110    $        10,000            --   $            --
Reinvestment of distributions             --                 --            --                --
Less shares repurchased                   --                 --            --                --
------------------------------------------------------------------------------------------------
     Net increase                      1,110    $        10,000            --   $            --
================================================================================================
Class R***
Shares sold                          221,723    $     1,967,027        14,871   $       137,993
Reinvestment of distributions             --                 --            --                --
Less shares repurchased              (15,039)          (134,993)           --                --
------------------------------------------------------------------------------------------------
     Net increase                    206,684    $     1,832,034        14,871   $       137,993
================================================================================================
Class Y
Shares sold                          838,312    $     7,471,525     5,198,013   $    49,336,151
Reinvestment of distributions        207,726          1,857,522       501,481         4,687,684
Less shares repurchased             (926,422)        (8,212,302)   (2,195,105)      (20,889,307)
------------------------------------------------------------------------------------------------
     Net increase                    119,616    $     1,116,745     3,504,389   $    33,134,528
================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class K shares commenced operations on December 1, 2015.

***  Class R shares commenced operations on July 1, 2015.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 51

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year       Year       Year
                                                             1/31/16      Ended      Ended      Ended      Ended      Ended
                                                             (unaudited)  7/31/15    7/31/14    7/31/13    7/31/12    7/31/11
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.36     $   9.76   $  10.62   $   9.64   $   9.54   $   8.49
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.08(a)  $   0.18   $   0.22   $   0.22   $   0.25   $   0.22
   Net realized and unrealized gain (loss) on investments       (0.66)        0.46       1.06       1.21       0.12       1.05
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.58)    $   0.64   $   1.28   $   1.43   $   0.37   $   1.27
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.09)    $  (0.18)  $  (0.22)  $  (0.24)  $  (0.26)  $  (0.22)
   Net realized gain                                            (0.18)       (0.86)     (1.92)     (0.21)     (0.01)        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.27)    $  (1.04)  $  (2.14)  $  (0.45)  $  (0.27)  $  (0.22)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.85)    $  (0.40)  $  (0.86)  $   0.98   $   0.10   $   1.05
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   8.51     $   9.36   $   9.76   $  10.62   $   9.64   $   9.54
===============================================================================================================================
Total return*                                                   (6.32)%       6.82%     13.63%     15.21%      4.01%     15.07%
Ratio of net expenses to average net assets                      1.16%**      1.16%      1.16%      1.16%      1.16%      1.16%
Ratio of net investment income (loss) to average net assets      1.80%**      1.89%      2.22%      2.20%      2.63%      2.34%
Portfolio turnover rate                                            60%**        44%        49%        41%        29%        29%
Net assets, end of period (in thousands)                     $168,024     $179,691   $149,672   $134,933   $123,060   $125,455
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.21%**      1.23%      1.25%      1.28%      1.30%      1.24%
   Net investment income (loss) to average net assets            1.75%**      1.82%      2.13%      2.08%      2.49%      2.26%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year         Year      Year      Year      Year
                                                             1/31/16     Ended        Ended     Ended     Ended     Ended
                                                             (unaudited) 7/31/15      7/31/14   7/31/13   7/31/12   7/31/11
----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  9.30     $  9.70      $ 10.58   $  9.61   $  9.51   $  8.47
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.05(a)  $  0.11      $  0.15   $  0.13   $  0.17   $  0.14
   Net realized and unrealized gain (loss) on investments      (0.66)       0.47         1.04      1.22      0.12      1.04
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.61)    $  0.58      $  1.19   $  1.35   $  0.29   $  1.18
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.06)    $ (0.12)     $ (0.15)  $ (0.17)  $ (0.18)  $ (0.14)
   Net realized gain                                           (0.18)      (0.86)       (1.92)    (0.21)    (0.01)       --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.24)    $ (0.98)     $ (2.07)  $ (0.38)  $ (0.19)  $ (0.14)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.85)    $ (0.40)     $ (0.88)  $  0.97   $  0.10   $  1.04
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  8.45     $  9.30      $  9.70   $ 10.58   $  9.61   $  9.51
============================================================================================================================
Total return*                                                  (6.72)%      6.14%(b)    12.60%    14.35%     3.12%    13.99%
Ratio of net expenses to average net assets                     1.91%**     1.93%        1.95%     2.01%     2.02%     1.98%
Ratio of net investment income (loss) to average net assets     1.05%**     1.10%        1.48%     1.25%     1.76%     1.52%
Portfolio turnover rate                                           60%**       44%          49%       41%       29%       29%
Net assets, end of period (in thousands)                     $44,374     $40,470      $23,695   $28,019   $13,106   $13,492
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.91%**     1.93%        1.95%     2.01%     2.02%     1.98%
   Net investment income (loss) to average net assets           1.05%**     1.10%        1.48%     1.25%     1.76%     1.52%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2015, the total return would have been 6.03%.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 53

------------------------------------------------------------------------------------------------
                                                                                   12/1/15 to
                                                                                   1/31/16
                                                                                   (unaudited)
------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                               $  9.01
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                                     $  0.03(a)
  Net realized and unrealized gain (loss) on investments                             (0.48)
------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                                 $ (0.45)
------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                                            $ (0.06)
  Net realized gain                                                                     --
------------------------------------------------------------------------------------------------
Total distributions                                                                $ (0.06)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                         $ (0.51)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $  8.50
================================================================================================
Total return*                                                                        (5.02)%(b)
Ratio of net expenses to average net assets                                           0.81%**
Ratio of net investment income (loss) to average net assets                           1.74%**
Portfolio turnover rate                                                                 60%**
Net assets, end of period (in thousands)                                           $     9
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                                0.81%**
  Net investment income (loss) to average net assets                                  1.74%**
================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

---------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  1/31/16        7/1/15 to
                                                                  (unaudited)    7/31/15
---------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                              $  9.36        $   9.27
---------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $  0.07(c)     $   0.00(a)
  Net realized and unrealized gain (loss) on investments            (0.66)           0.09
---------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ (0.59)       $   0.09
---------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                           $ (0.09)       $     --
  Net realized gain                                                 (0.18)             --
---------------------------------------------------------------------------------------------
Total distributions                                               $ (0.27)       $     --
---------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.86)       $   0.09
---------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  8.50        $   9.36
=============================================================================================
Total return*                                                       (6.41)%          0.97%(b)
Ratio of net expenses to average net assets                          1.30%**         1.30%**
Ratio of net investment income (loss) to average net assets          1.67%**         2.73%**
Portfolio turnover rate                                                60%**           44%
Net assets, end of period (in thousands)                          $ 1,883        $    139
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                               1.47%**         1.67%**
  Net investment income (loss) to average net assets                 1.50%**         2.36%**
=============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b)  Not Annualized.

(c) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 55

----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year      Year      Year       Year
                                                             1/31/16     Ended     Ended     Ended     Ended      Ended
                                                             (unaudited) 7/31/15   7/31/14   7/31/13   7/31/12    7/31/11
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  9.41     $  9.79   $ 10.66   $  9.66   $   9.54   $   8.49
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.09(a)  $  0.20   $  0.24   $  0.23   $   0.28   $   0.25
   Net realized and unrealized gain (loss) on investments      (0.66)       0.48      1.06      1.24       0.12       1.04
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.57)    $  0.68   $  1.30   $  1.47   $   0.40   $   1.29
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.10)    $ (0.20)  $ (0.25)  $ (0.26)  $  (0.27)  $  (0.24)
   Net realized gain                                           (0.18)      (0.86)    (1.92)    (0.21)     (0.01)        --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.28)    $ (1.06)  $ (2.17)  $ (0.47)  $  (0.28)  $  (0.24)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.85)    $ (0.38)  $ (0.87)  $  1.00   $   0.12   $   1.05
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  8.56     $  9.41   $  9.79   $ 10.66   $   9.66   $   9.54
============================================================================================================================
Total return*                                                  (6.21)%      7.17%    13.77%    15.71%      4.40%     15.30%
Ratio of net expenses to average net assets                     0.92%**     0.93%     0.95%     0.90%      0.88%      0.84%
Ratio of net investment income (loss) to average net assets     2.03%**     2.10%     2.47%     2.56%      2.91%      2.67%
Portfolio turnover rate                                           60%**       44%       49%       41%        29%        29%
Net assets, end of period (in thousands)                     $63,776     $69,014   $37,507   $26,234   $136,597   $139,451
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         0.92%**     0.93%     0.95%     0.90%      0.88%      0.84%
   Net investment income (loss) to average net assets           2.03%**     2.10%     2.47%     2.56%      2.91%      2.67%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

Notes to Financial Statements | 1/31/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class R shares commenced operations on July 1, 2015. Class K shares commenced operations on December 1, 2015. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 57

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

58 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At January 31, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 59 respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from

60 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2015 was as follows:

     -----------------------------------------------------------------------------
                                                                              2015
     -----------------------------------------------------------------------------
     Distributable paid from:
     Ordinary income                                                   $ 6,228,672
     Long-term capital gain                                             18,845,521
     -----------------------------------------------------------------------------
          Total                                                        $25,074,193
     =============================================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2015:

     -----------------------------------------------------------------------------
                                                                             2015
     -----------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                    $    14,569
     Undistributed long-term gain                                       4,561,956
     Unrealized appreciation                                           37,060,558
     -----------------------------------------------------------------------------
          Total                                                       $41,637,083
     =============================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $17,116 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2016.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 61

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance-linked securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the

62 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments, which also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information. Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended January 31, 2016, the Fund had no open repurchase agreements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 63

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2016, was $16,100 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended January 31, 2016, was $312,321.

     At January 31, 2016, open futures contracts were as follows:

     ---------------------------------------------------------------------------------
                                   Number of
                                   Contracts      Settlement              Unrealized
     Description   Counterparty    Long/(Short)   Month/Year   Value      Appreciation
     ---------------------------------------------------------------------------------
     U.S. Long
     Bond (CBT)    Citibank N.A.   2              3/16         $322,063   $14,214
     ---------------------------------------------------------------------------------
           Total                                               $322,063   $14,214
     =================================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the Fund's average daily net assets over $5 billion. For the six months ended January 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 2.06% and 1.30% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. These expense limitations are in effect through December 1, 2017 for Class A shares and Class R shares and December 1, 2015 for Class C shares. Fees waived and expenses reimbursed during the six months ended January 31,

64 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

2016 are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,847 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 70,471
Class C                                                                   14,500
Class R                                                                      750
Class Y                                                                   40,450
--------------------------------------------------------------------------------
    Total                                                               $126,171
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $60,048 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at January 31, 2016.

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 65 shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares held by such plans. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,373 in distribution fees payable to PFD at January 31, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R or Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2016, CDSCs in the amount of $12,636 were paid to PFD.

5. Expense Offset Arrangements

The Fund entered into certain expense offset arrangements with PIMSS. For the six months ended January 31, 2016, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. For the period from June 9, 2015 to January 31, 2016, the facility was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $290 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and

66 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

(c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2016, the Fund had no borrowings under the credit facility.

7.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2016, was as follows:

--------------------------------------------------------------------------------------
Statement of                Interest                Foreign
Assets and                  Rate        Credit      Exchange    Equity      Commodity
Liabilities                 Risk        Risk        Risk        Risk        Risk
--------------------------------------------------------------------------------------
Assets
  Unrealized appreciation
  on futures contracts      $14,214     $ --        $ --        $ --        $ --
--------------------------------------------------------------------------------------
  Total Value               $14,214     $ --        $ --        $ --        $ --
======================================================================================

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 67

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2016 was as follows:

-------------------------------------------------------------------------------------
                                 Interest            Foreign
                                 Rate      Credit    Exchange     Equity   Commodity
Statement of Operations          Risk      Risk      Rate Risk    Risk     Risk
-------------------------------------------------------------------------------------
Net realized gain (loss) on
  Futures contracts              $ 5,002   $ --      $ --         $ --     $ --
-------------------------------------------------------------------------------------
  Total Value                    $ 5,002   $ --      $ --         $ --     $ --
=====================================================================================
Change in net unrealized
  appreciation (depreciation) on
  Futures contracts              $10,870   $ --      $ --         $ --     $ --
-------------------------------------------------------------------------------------
  Total Value                    $10,870   $ --      $ --         $ --     $ --
=====================================================================================

68 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

ADDITIONAL INFORMATION

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 69

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Classic Balanced Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

70 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 71

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and

72 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 73

Trustees, Officers and Service Providers

Trustees                                   Advisory Trustee
Thomas J. Perna, Chairman                  Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                       Officers
Margaret B.W. Graham                       Lisa M. Jones, President and Chief
Marguerite A. Piret                             Executive Officer
Fred J. Ricciardi                          Mark E. Bradley, Treasurer and
Kenneth J. Taubes                               Chief Financial Officer
                                           Christopher J. Kelley, Secretary and
                                                Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

74 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

                           This page for your notes.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16 75

                           This page for your notes.

76 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 18831-10-0316

                        Pioneer Multi-Asset
                        Income Fund

--------------------------------------------------------------------------------
                      Semiannual Report | January 31, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PMAIX
                        Class C     PMACX
                        Class K     PMFKX
                        Class R     PMFRX
                        Class Y     PMFYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             12

Prices and Distributions                                                      13

Performance Update                                                            14

Comparing Ongoing Fund Expenses                                               19

Schedule of Investments                                                       21

Financial Statements                                                          49

Notes to Financial Statements                                                 58

Approval of Investment Advisory Agreement                                     74

Trustees, Officers and Service Providers                                      79

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 1

President's Letter

Dear Shareowner,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the U.S. economy growing modestly, against an overall global economic backdrop that remains fragile and points towards structurally lower growth. As always in a Presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see continued, positive growth led by a strengthened consumer.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
January 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 3

Portfolio Management Discussion | 1/31/16

In the following interview, portfolio managers Marco Pirondini and Tracy Wright discuss Pioneer Multi-Asset Income Fund's investment strategies and performance during the six-month reporting period ended January 31, 2016, along with their outlook for the coming months. Mr. Pirondini, Executive Vice President, Head of Equities, U.S., and a portfolio manager at Pioneer, and Ms. Wright, a senior vice president and portfolio manager at Pioneer, co-manage the Fund along with Michele Garau, a senior vice president and a portfolio manager at Pioneer, and Charles Melchreit, a senior vice president, Director of Investment Grade, and a portfolio manager at Pioneer.

Q How did the Fund perform during the six-month period ended January 31, 2016?

A The Fund's Class A shares returned -8.63% at net asset value during the six-month period ended January 31, 2016, while the Fund's benchmarks, the Barclays Aggregate Bond Index (the Barclays Index) and the Morgan Stanley Capital International Index (MSCI) All Country World ND Index (the MSCI Index)(1), returned 1.33% and -11.40%, respectively. During the same period, the average return of the 372 mutual funds in Lipper's Mixed-Asset Target Allocation Conservative Funds category was -4.52%, and the average return of the 891 mutual funds in Morningstar's Conservative Allocation Funds category was -5.02%.

Q How would you describe the global investment environment during the six-month period ended January 31, 2016?

A Equity markets struggled during the six-month period, with the declines driven mainly by investors' concerns about slowing economic growth in China, the impact of falling commodity prices, and uncertainty surrounding a potential interest-rate hike by the U.S. Federal Reserve (the Fed), which finally occurred in December 2015. The market's slumps were most pronounced in August 2015 and January 2016, with major stock indices

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 suffering considerable losses, the result of investors' indiscriminate selling of higher-risk investments in favor of more defensive strategies in an attempt to minimize downside risk.

U.S. equities, as measured by the Standard and Poor's 500 Index, returned -6.76% over the six-month period. In the international equity markets, things were even worse, as the MSCI Europe ND Index and the MSCI Emerging Markets ND Index returned -15.23% and -16.96%, respectively, during the period. All sectors of the global economy faced headwinds, particularly financials, energy, and health care. Relatively speaking, the more defensive information technology, telecommunication services, and utilities sectors held up better, but still posted negative results.

In the fixed-income markets, diverging central-bank policies as well as falling oil prices dominated market sentiment. Early in the reporting period, a delay by the Fed in raising interest rates as well as easing policies by other central banks around the globe - like the European Central Bank, which extended its quantitative easing program - supported riskier assets. As had been widely expected, the Fed finally raised the Federal funds rate by 0.25% in December 2015, given strong domestic employment data. Investors initially cheered the rate hike, which reflected the Fed's confidence in the U.S. economy. However, continued weakness in commodity prices, the highly publicized liquidation of a distressed credit fund, and the timing of the Fed's rate increase raised concerns about credit and liquidity risk in the U.S. corporate bond market. These developments contributed to a dramatic sell-off in the high-yield market in December, with energy sector issues the hardest hit.

In the final weeks of the six-month period, both equity and fixed-income markets faced an acute bout of investor risk-aversion, as increasing geopolitical risks, the potential fallout from the Fed's first foray into rate normalization, the seemingly never-ending downward spiral in oil prices, and concerns about slowing global economic growth dominated sentiment. The selling activity was most dramatic in the equity markets, although commodities, emerging markets currencies, and high-yield and emerging markets bonds also struggled.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 5

Q What were the main factors driving the Fund's performance relative to its benchmarks during the six-month period ended January 31, 2016?

A Keeping in mind that the Barclays Index is a pure bond index and the MSCI Index is a pure equity index, we were not surprised by the Fund's performance relative to its two benchmarks during the reporting period, as the Fund outperformed the MSCI Index and underperformed the Barclays Index.

     By design, the Fund is a multi-asset portfolio with a flexible, go-anywhere investment approach that allows the management team to adapt to changing market conditions by investing in multiple asset classes and regions across the global markets. With its ability to invest in both the fixed-income and equity markets, the Fund's performance can at times fall in between that of the two benchmark indices, especially when markets exhibit extremely bearish (risk-off) sentiment that favors bonds, or bullish (risk-on) sentiment that favors stocks.

     As we saw during the six-month reporting period, investors sought out lower-risk investment strategies during times of market turmoil, which benefited more conservative fixed-income strategies, especially investments in U.S. Treasuries, and contributed to a widening of credit spreads. (Credit spreads are commonly defined as the difference in yield between Treasuries and other types of fixed-income securities with similar maturities.) Thus, the Fund, with its emphasis on income-generating equities and U.S. high-yield securities, underperformed both its Lipper and Morningstar peers over the six-month period.

     The Fund's underperformance relative to the Barclays Index, the fixed-income benchmark, was driven primarily by an overweight exposure to the high-yield market. As we mentioned, December 2015 was a particularly difficult month for the high-yield asset class. However, the sell-off does not represent a deterioration in our outlook for that market. We believe high-yield defaults - excluding issuers in the commodity-linked sectors - will remain well below long-term averages, at around 2% to 3% over the next few years. Corporate earnings, outside of the energy sector, also remain solid in our view. Furthermore, high-yield, lower-quality bonds tend to be less sensitive to rising interest rates than other asset classes, such as investment-grade bonds and emerging markets securities, which is another factor to consider in what could be a rising-rate environment over the next year.

6 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

     Elsewhere within fixed income, in a market environment generally characterized by risk-aversion and a flight to quality, investment-grade corporate bonds and agency mortgage-backed securities rallied during the period. Unfortunately, those asset classes, which offered lower yields in exchange for greater safety, represented a lower-than-benchmark weighting in the Fund's portfolio, since we continued to believe that better long-term value was available in other areas of the bond market.

     On a more positive note, insurance-linked securities and municipal bonds, while representing a small portion of the portfolio, performed relatively well during the six-month period.

     Within the Fund's equity allocation, the portfolio held a bias towards U.S. stocks over international stocks. We have always sought to own large-cap multinational companies with solid balance sheets, global brands, and attractive dividends* that we believe can increase in value over time, and that approach continues to be the hallmark of our equity investment strategy.

     Relative to the MSCI Index, we attribute the Fund's outperformance during the six-month period to a combination of factors, including an emphasis on developed markets; increased exposure to U.S. stocks; a focus on specialty health care and large, stable technology companies; and reducing portfolio exposure to the financials sector. We accomplished the latter by lowering the Fund's weighing in business development companies to help reduce the portfolio's overall sensitivity to future interest-rate increases.

Q What changes did you make to the Fund's positioning during the six-month period ended January 31, 2016?

A As noted earlier, on the equity side of the portfolio we reduced exposure to financials and increased exposure to the U.S., while keeping a focus on specialty health care and large technology companies.

     Within the fixed-income portion of the Fund's portfolio, we continued to overweight U.S. high-yield debt but also had exposures to mortgage-backed securities, emerging markets bonds, and other, smaller investment opportunities. In an effort to help shelter the Fund from the market volatility, we further trimmed an already downscaled exposure to oil and gas exploration-and-production companies, but maintained the portfolio's investments in refining and pipeline bonds on the service side of the energy sector. We also slightly increased the Fund's exposure to high-yield investments in the health care sector when we identified what we felt were compelling value opportunities.

*    Dividends are not guaranteed.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 7

Q Did the use of derivative investments have a material effect on the Fund's performance during the six-month period ended January 31, 2016?

A We hedged some of the portfolio's equity risk during the period primarily by using short futures and put options - focusing mostly on the Standard & Poor's 500 Index - and more cash from time to time. The use of short futures, in particular, aided the Fund's performance during the period, given the heightened volatility and the sell-offs in the equity markets in both August and January. (A "short" futures contract is a legally binding agreement to sell a commodity or financial instrument at a predetermined price at a future date.)

     We plan to continue to employ tactical hedges in the portfolio, as we believe they help to protect the Fund in times of stress, while not impairing its ability to generate income.

Q Could you discuss the factors that affected the Fund's yield - or distributions to shareholders - during the six-month period ended January 31, 2016?

A The Fund's share price may have encountered heightened volatility during the period, but the income the portfolio generated from its tactical allocations among high-yield securities and stock dividend strategies helped produce a very competitive yield, allowing us to deliver on the Fund's primary goal of maintaining a high level of monthly income for shareholders.

     The Fund made a special distribution of $0.092 per share in December 2015, which included the $0.0500 monthly dividend as well as an extra $0.042 payout, the result of higher-than-expected income generation from the portfolio's equity holdings.

Q The global financial markets appear to be in a transition. What is your outlook for the coming months?

A The new calendar year has started out on a decidedly difficult note, with equities and high-yield bonds struggling during January. A number of factors, many of which we mentioned previously, are contributing to the increased market volatility. The sharp declines in commodity prices are causing an increase in credit defaults, which, in turn, are having a negative effect on commodity-exporting emerging markets economies such as Brazil and Russia. In addition, there is the slowing economic growth in China and the

8 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 devaluation of the yuan currency, which negatively affects profits for companies selling to China. The strong U.S. dollar is pinching profits for U.S. companies that export abroad, such as those in the industrials sector. Also clouding the outlook is the institutional uncertainty in Europe, given the pending voter referendum in the U.K. about remaining in the European Union, as well as a large refugee crisis. Finally, multiple geopolitical threats may also be giving some investors pause.

     In this environment, investors could remain uncertain about the macroeconomic outlook for the foreseeable future, thus contributing to ongoing market volatility, but current conditions also may create opportunities. We believe the recent market corrections are within the context of longer-term uptrends for both the equity and high-yield markets, because valuations are reasonable and financial institutions are a lot stronger than they were 2008.

     In our view, the best course of action is to add to portfolio investments that we believe are able to deliver strong, risk-adjusted returns. With our hedging strategies, we have continued to attempt to reduce the risk exposure in the Fund as we wait for opportunities to emerge.

     Despite the difficulties plaguing the markets since the end of 2015, we believe the U.S. economy will grow at a rate of approximately 2.5% in 2016, underpinned by a strong consumer, and within a stabilizing global growth environment.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 9

Please refer to the Schedule of Investments on pages 21-48 for a full listing of Fund securities.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

10 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 11

Portfolio Summary | 1/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       34.8%
U.S. Common Stocks                                                         30.3%
International Common Stocks                                                18.8%
International Corporate Bonds                                               4.4%
Collateralized Mortgage Obligations                                         3.3%
Foreign Government Bonds                                                    1.7%
Exchange Traded Funds                                                       1.7%
Convertible Corporate Bonds                                                 1.6%
Senior Secured Loans                                                        1.4%
Asset Backed Securities                                                     1.3%
International Preferred Stocks                                              0.5%
U.S. Preferred Stocks                                                       0.1%
Convertible Preferred Stocks                                                0.1%

* Includes investments in insurance-linked Securities totaling 1.9% of total investment portfolio.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 27.2%
Health Care                                                                14.4%
Consumer Staples                                                           11.8%
Information Technology                                                      9.7%
Consumer Discretionary                                                      8.1%
Telecommunication Services                                                  7.3%
Industrials                                                                 7.1%
Energy                                                                      6.8%
Materials                                                                   3.8%
Utilities                                                                   2.6%
Government                                                                  1.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. Johnson & Johnson                                                      3.63%
--------------------------------------------------------------------------------
 2. Pfizer, Inc.                                                           3.56
--------------------------------------------------------------------------------
 3. Apple, Inc.                                                            2.57
--------------------------------------------------------------------------------
 4. Verizon Communications, Inc.                                           2.31
--------------------------------------------------------------------------------
 5. Britvic Plc                                                            1.67
--------------------------------------------------------------------------------
 6. Cardinal Health, Inc.                                                  1.57
--------------------------------------------------------------------------------
 7. Apollo Investment Corp.                                                1.54
--------------------------------------------------------------------------------
 8. Avance Gas Holding, Ltd.                                               1.49
--------------------------------------------------------------------------------
 9. Sumitomo Mitsui Financial Group, Inc.                                  1.43
--------------------------------------------------------------------------------
10. JPMorgan Chase & Co.                                                   1.42
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

12 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

Prices and Distributions | 1/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      1/31/16                        7/31/15
--------------------------------------------------------------------------------
           A                         $9.86                          $11.15
--------------------------------------------------------------------------------
           C                         $9.84                          $11.12
--------------------------------------------------------------------------------
           K                         $9.87                          $11.15
--------------------------------------------------------------------------------
           R                         $9.91                          $11.20
--------------------------------------------------------------------------------
           Y                         $9.85                          $11.14
--------------------------------------------------------------------------------

Distributions per Share: 8/1/15-1/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment         Short-Term           Long-Term
         Class           Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A            $0.3375              $ --                 $ --
--------------------------------------------------------------------------------
           C            $0.2927              $ --                 $ --
--------------------------------------------------------------------------------
           K            $0.3506              $ --                 $ --
--------------------------------------------------------------------------------
           R            $0.3220              $ --                 $ --
--------------------------------------------------------------------------------
           Y            $0.3477              $ --                 $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The MSCI All Country World ND (with Net Dividends) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-18.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 13

Performance Update | 1/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2016)
--------------------------------------------------------------------------------
                                                        MSCI
                                                        All
                   Net        Public       Barclays     Country
                   Asset      Offering     Aggregate    World
                   Value      Price        Bond         ND
Period             (NAV)      (POP)        Index        Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11            6.01%       4.83%       2.43%        7.88%
1 Year             -5.94      -10.15       -0.16        -6.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                   Gross      Net
--------------------------------------------------------------------------------
                   1.43%      1.33%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Multi-Asset  Barclays Aggregate   MSCI All Country
           Income Fund          Bond Index           World ND Index
12/11      $ 9,550              $10,000              $10,000
1/12       $ 9,781              $10,088              $10,581
1/13       $11,411              $10,349              $12,148
1/14       $12,616              $10,361              $13,690
1/15       $12,869              $11,047              $14,622
1/16       $12,105              $11,029              $13,628

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

Performance Update | 1/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2016)
--------------------------------------------------------------------------------
                                                  MSCI
                                                  All
                                    Barclays      Country
                                    Aggregate     World
                If       If         Bond          ND
Period          Held     Redeemed   Index         Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11         5.13%    5.13%      2.43%         7.88%
1 Year          -6.64    -6.64      -0.16         -6.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                2.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Multi-Asset  Barclays Aggregate   MSCI All Country
           Income Fund          Bond Index           World ND Index
12/11      10,000               $10,000              $10,000
1/12       10,229               $10,088              $10,581
1/13       11,826               $10,349              $12,148
1/14       12,966               $10,361              $13,690
1/15       13,118               $11,047              $14,622
1/16       12,247               $11,029              $13,628

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 15

Performance Update | 1/31/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2016)
--------------------------------------------------------------------------------
                                          MSCI
                                          All
                 Net        Barclays      Country
                 Asset      Aggregate     World
                 Value      Bond          ND
Period           (NAV)      Index         Index
--------------------------------------------------------------------------------
Life of Fund
12/22/11          6.12%      2.43%         7.88%
1 Year           -5.60      -0.16         -6.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.11%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Multi-Asset  Barclays Aggregate   MSCI All Country
           Income Fund          Bond Index           World ND Index
12/11      $10,000              $10,000              $10,000
1/12       $10,239              $10,088              $10,581
1/13       $11,946              $10,349              $12,148
1/14       $13,207              $10,361              $13,690
1/15       $13,483              $11,047              $14,622
1/16       $12,728              $11,029              $13,628

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

Performance Update | 1/31/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2016)
--------------------------------------------------------------------------------
                                        MSCI
                                        All
                 Net        Barclays    Country
                 Asset      Aggregate   World
                 Value      Bond        ND
Period           (NAV)      Index       Index
--------------------------------------------------------------------------------
Life of Fund
12/22/11          6.04%      2.43%       7.88%
1 Year           -5.80      -0.16       -6.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Multi-Asset  Barclays Aggregate   MSCI All Country
           Income Fund          Bond Index           World ND Index
12/11      $10,000              $10,000              $10,000
1/12       $10,239              $10,088              $10,581
1/13       $11,946              $10,349              $12,148
1/14       $13,207              $10,361              $13,690
1/15       $13,470              $11,047              $14,622
1/16       $12,689              $11,029              $13,628

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 17

Performance Update | 1/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2016)
--------------------------------------------------------------------------------
                                         MSCI
                                         All
                  Net        Barclays    Country
                  Asset      Aggregate   World
                  Value      Bond        ND
Period            (NAV)      Index       Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11           6.19%      2.43%       7.88%
1 Year            -5.67      -0.16       -6.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.19%         1.13%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

           Pioneer Multi-Asset  Barclays Aggregate   MSCI All Country
           Income Fund          Bond Index           World ND Index
12/11      $5,000,000           $5,000,000           $5,000,000
1/12       $5,119,641           $5,043,904           $5,290,735
1/13       $5,983,188           $5,174,314           $6,073,959
1/14       $6,610,874           $5,180,727           $6,845,207
1/15       $6,763,906           $5,523,311           $7,310,990
1/16       $6,380,334           $5,514,468           $6,814,011

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from August 1, 2015, through January 31, 2016.

--------------------------------------------------------------------------------
Share Class                 A           C           K           R          Y
--------------------------------------------------------------------------------
Beginning Account
Value on 8/1/15         $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
--------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 1/31/16              $  913.70   $  910.40   $  915.70   $  912.70  $  914.50
--------------------------------------------------------------------------------
Expenses Paid
During Period*          $    4.09   $    8.07   $    2.89   $    6.88  $    3.13
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.68%, 0.60%, 1.43% and 0.65% for Class A, C, K, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2015, through January 31, 2016.

--------------------------------------------------------------------------------
Share Class                 A           C           K           R          Y
--------------------------------------------------------------------------------
Beginning Account
Value on 8/1/15         $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
--------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 1/31/16              $1,020.86   $1,016.69   $1,022.12   $1,017.95  $1,021.87
--------------------------------------------------------------------------------
Expenses Paid
During Period*          $    4.32   $    8.52   $    3.05   $    7.25  $    3.30
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.68%, 0.60%, 1.43% and 0.65% for Class A, C, K, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

20 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

Schedule of Investments | 1/31/16 (unaudited)

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE CORPORATE BONDS -- 0.3%
                                    ENERGY -- 0.0%+
                                    Oil & Gas Exploration & Production -- 0.0%+
           515,000                  Cobalt International Energy, Inc.,
                                    2.625%, 12/1/19                                       $     260,397
                                                                                          -------------
                                    Total Energy                                          $     260,397
-------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 0.0%+
                                    Diversified Metals & Mining -- 0.0%+
            28,732                  Mirabela Nickel, Ltd., 9.5%, 6/24/19 (144A)
                                    (0.0% cash, 9.5% PIK) (PIK)                           $      16,665
                                                                                          -------------
                                    Total Materials                                       $      16,665
-------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.2%
                                    Electrical Components & Equipment -- 0.2%
         1,410,000                  General Cable Corp., 4.5%, 11/15/29 (Step)            $     712,931
         1,000,000                  SolarCity Corp., 1.625%, 11/1/19                            658,750
                                                                                          -------------
                                                                                          $   1,371,681
                                                                                          -------------
                                    Total Capital Goods                                   $   1,371,681
-------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.1%
                                    Mortgage REIT -- 0.1%
           595,000                  Apollo Commercial Real Estate Finance, Inc.,
                                    5.5%, 3/15/19                                         $     589,050
                                                                                          -------------
                                    Total Real Estate                                     $     589,050
-------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE CORPORATE BONDS
                                    (Cost $3,250,934)                                     $   2,237,793
-------------------------------------------------------------------------------------------------------
                                    PREFERRED STOCKS -- 0.1%
                                    TRANSPORTATION -- 0.0%+
                                    Air Freight & Logistics -- 0.0%+
                49                  CEVA Group Plc, 12/31/14 (e)*                         $      21,848
                                                                                          -------------
                                    Total Transportation                                  $      21,848
-------------------------------------------------------------------------------------------------------
                                    BANKS -- 0.1%
                                    Diversified Banks -- 0.1%
            27,762         7.12     Citigroup, Inc., Floating Rate Note (Perpetual)       $     757,070
                                                                                          -------------
                                    Total Banks                                           $     757,070
-------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.0%+
                                    Investment Banking & Brokerage -- 0.0%+
               450         6.38     Morgan Stanley, Floating Rate Note (Perpetual)        $      11,696
                                                                                          -------------
                                    Total Diversified Financials                          $      11,696
-------------------------------------------------------------------------------------------------------
                                    TOTAL PREFERRED STOCKS
                                    (Cost $754,201)                                       $     790,614
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 21

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE PREFERRED STOCKS -- 0.1%
                                    Energy -- 0.0%+
                                    Oil & Gas Exploration & Production -- 0.0%+
               500                  Halcon Resources Corp., 0.0% (Perpetual)              $       8,750
                                                                                          -------------
                                    Total Energy                                          $       8,750
-------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.1%
                                    Pharmaceuticals -- 0.1%
             1,025                  Allergan plc, 5.5%, 3/1/18                            $     971,997
                                                                                          -------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                         $     971,997
-------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (Cost $1,308,987)                                     $     980,747
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS -- 47.6%
                                    ENERGY -- 1.6%
                                    Oil & Gas Exploration & Production -- 0.0%+
           107,272                  SandRidge Energy, Inc.*                               $       3,647
            40,000                  Societatea Nationala de Gaze Naturale
                                    ROMGAZ SA                                                   226,226
                                                                                          -------------
                                                                                          $     229,873
-------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 1.5%
           877,369                  Avance Gas Holding, Ltd.                              $  11,095,074
-------------------------------------------------------------------------------------------------------
                                    Coal & Consumable Fuels -- 0.1%
         2,650,351                  Indo Tambangraya Megah Tbk PT                         $     925,458
                                                                                          -------------
                                    Total Energy                                          $  12,250,405
-------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 0.1%
                                    Commodity Chemicals -- 0.1%
           359,581                  Chevron Lubricants Lanka Plc                          $     785,166
                                                                                          -------------
                                    Total Materials                                       $     785,166
-------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 1.0%
                                    Building Products -- 0.2%
         1,900,157                  Ras Al Khaimah Ceramics*                              $   1,526,231
-------------------------------------------------------------------------------------------------------
                                    Heavy Electrical Equipment -- 0.8%
           687,000                  Mitsubishi Electric Corp.                             $   6,238,749
-------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 0.0%+
             3,071                  Liberty Tire Recycling LLC (c)                        $          31
                                                                                          -------------
                                    Total Capital Goods                                   $   7,765,011
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
-------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 1.2%
                                    Air Freight & Logistics -- 0.0%+
                22                  CEVA Group Plc*                                       $      10,094
-------------------------------------------------------------------------------------------------------
                                    Airlines -- 1.2%
           120,311                  American Airlines Group, Inc.                         $   4,690,926
           203,558                  easyJet Plc                                               4,487,765
                                                                                          -------------
                                                                                          $   9,178,691
                                                                                          -------------
                                    Total Transportation                                  $   9,188,785
-------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 0.3%
                                    Tires & Rubber -- 0.3%
            57,300                  Bridgestone Corp.                                     $   2,052,057
                                                                                          -------------
                                    Total Automobiles & Components                        $   2,052,057
-------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.7%
                                    Homebuilding -- 0.5%
           327,200                  Sekisui Chemical Co., Ltd.                            $   3,929,373
-------------------------------------------------------------------------------------------------------
                                    Apparel, Accessories & Luxury Goods -- 0.1%
            48,047                  Burberry Group Plc                                    $     817,721
-------------------------------------------------------------------------------------------------------
                                    Footwear -- 0.1%
           996,000                  Belle International Holdings, Ltd.                    $     665,506
                                                                                          -------------
                                    Total Consumer Durables & Apparel                     $   5,412,600
-------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.3%
                                    Advertising -- 0.3%
            39,014                  Publicis Groupe SA                                    $   2,335,277
                                                                                          -------------
                                    Total Media                                           $   2,335,277
-------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 1.8%
                                    Drug Retail -- 1.8%
            82,770                  CVS Health Corp.                                      $   7,994,754
            87,800                  Sundrug Co., Ltd.                                         5,721,594
                                                                                          -------------
                                                                                          $  13,716,348
                                                                                          -------------
                                    Total Food & Staples Retailing                        $  13,716,348
-------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 6.2%
                                    Distillers & Vintners -- 1.0%
       788,535,413                  Vina San Pedro Tarapaca SA                            $   7,361,432
-------------------------------------------------------------------------------------------------------
                                    Soft Drinks -- 1.6%
         1,205,934                  Britvic Plc                                           $  12,400,286
-------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- 2.5%
            86,337                  Keurig Green Mountain, Inc.                           $   7,705,577
            93,280                  The Hershey Co.                                           8,218,901
         5,855,000                  WH Group, Ltd.*                                           3,325,358
                                                                                          -------------
                                                                                          $  19,249,836
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 23

-------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
-------------------------------------------------------------------------------------------------------
                                    Tobacco -- 1.1%
           142,212                  Altria Group, Inc.                                    $   8,690,575
                                                                                          -------------
                                    Total Food, Beverage & Tobacco                        $  47,702,129
-------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 1.7%
                                    Health Care Distributors -- 1.5%
           143,502                  Cardinal Health, Inc.                                 $  11,676,758
-------------------------------------------------------------------------------------------------------
                                    Health Care Technology -- 0.2%
            72,905                  NNIT A/S                                              $   1,825,019
                                                                                          -------------
                                    Total Health Care Equipment & Services                $  13,501,777
-------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 9.3%
                                    Biotechnology -- 0.3%
            21,386                  Gilead Sciences, Inc.*                                $   1,775,038
-------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 9.0%
           258,743                  Johnson & Johnson                                     $  27,023,115
           103,747                  Novartis AG                                               7,949,768
           869,602                  Pfizer, Inc.                                             26,514,165
             8,688                  Roche Holding AG                                          2,238,043
           107,840                  Shire Plc                                                 6,005,202
                                                                                          -------------
                                                                                          $  69,730,293
                                                                                          -------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                         $  71,505,331
-------------------------------------------------------------------------------------------------------
                                    BANKS -- 4.5%
                                    Diversified Banks -- 3.9%
           430,549                  Aldermore Group Plc                                   $   1,326,325
           423,754                  Grupo Financiero Banorte SAB de CV                        2,205,016
            98,170                  HSBC Holdings Plc                                           688,303
           177,986                  JPMorgan Chase & Co.                                     10,590,167
           983,900                  Mitsubishi UFJ Financial Group, Inc.                      4,952,209
           324,500                  Sumitomo Mitsui Financial Group, Inc.                    10,667,025
                                                                                          -------------
                                                                                          $  30,429,045
-------------------------------------------------------------------------------------------------------
                                    Regional Banks -- 0.6%
            52,993                  The PNC Financial Services Group, Inc.                $   4,591,843
                                                                                          -------------
                                    Total Banks                                           $  35,020,888
-------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 4.7%
                                    Asset Management & Custody Banks -- 3.9%
           400,098                  Aberdeen Asset Management Plc                         $   1,404,605
         2,256,587                  Apollo Investment Corp.                                  11,440,896
           468,830                  Ares Capital Corp.                                        6,516,737
         1,229,677                  Fifth Street Finance Corp.                                7,058,346
            19,245                  TCP Capital Corp.                                           257,306
           360,000                  TriplePoint Venture Growth BDC Corp.                      3,805,200
                                                                                          -------------
                                                                                          $  30,483,090
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
-------------------------------------------------------------------------------------------------------
                                    Investment Banking & Brokerage -- 0.8%
            70,272                  Morgan Stanley Co.                                    $   1,818,639
            25,477                  The Goldman Sachs Group, Inc.                             4,116,064
                                                                                          -------------
                                                                                          $   5,934,703
                                                                                          -------------
                                    Total Diversified Financials                          $  36,417,793
-------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 1.3%
                                    Life & Health Insurance -- 0.5%
           536,300                  Poste Italiane S.p.A.                                 $   3,964,048
-------------------------------------------------------------------------------------------------------
                                    Multi-line Insurance -- 0.8%
            38,334                  Allianz SE*                                           $   6,171,312
                                                                                          -------------
                                    Total Insurance                                       $  10,135,360
-------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 2.1%
                                    Industrial REIT -- 0.9%
         4,041,200                  Mapletree Industrial Trust                            $   4,368,252
         2,260,200                  Mapletree Logistics Trust                                 1,491,253
           601,383                  PLA Administradora Industrial S de RL de CV                 958,994
                                                                                          -------------
                                                                                          $   6,818,499
-------------------------------------------------------------------------------------------------------
                                    Office REIT -- 0.2%
           136,758                  alstria office REIT-AG                                $   1,703,252
-------------------------------------------------------------------------------------------------------
                                    Specialized REIT -- 1.0%
           129,319                  EPR Properties                                        $   7,752,674
                                                                                          -------------
                                    Total Real Estate                                     $  16,274,425
-------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 3.5%
                                    Internet Software & Services -- 1.4%
             7,294                  Alphabet, Inc. (Class A)                              $   5,553,287
           212,156                  eBay, Inc.*                                               4,977,180
                                                                                          -------------
                                                                                          $  10,530,467
-------------------------------------------------------------------------------------------------------
                                    IT Consulting & Other Services -- 0.8%
            50,806                  International Business Machines Corp.                 $   6,340,081
-------------------------------------------------------------------------------------------------------
                                    Systems Software -- 1.3%
           182,792                  Microsoft Corp.                                       $  10,070,011
                                                                                          -------------
                                    Total Software & Services                             $  26,940,559
-------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 3.2%
                                    Communications Equipment -- 0.2%
            33,924                  Qualcomm, Inc.                                        $   1,538,114
-------------------------------------------------------------------------------------------------------
                                    Computer Storage & Peripherals -- 2.5%
           196,791                  Apple, Inc.                                           $  19,155,636
-------------------------------------------------------------------------------------------------------
                                    Technology Hardware, Storage &
                                    Peripherals -- 0.3%
           140,000                  Asustek Computer, Inc.                                $   1,122,324
            50,223                  Neopost SA                                                1,199,333
                                                                                          -------------
                                                                                          $   2,321,657
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 25

-------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
-------------------------------------------------------------------------------------------------------
                                    Electronic Equipment Manufacturers -- 0.1%
         1,756,000                  Wasion Group Holdings, Ltd.                           $   1,078,553
-------------------------------------------------------------------------------------------------------
                                    Electronic Manufacturing Services -- 0.1%
           315,000                  Global Display Co., Ltd.                              $     902,471
                                                                                          -------------
                                    Total Technology Hardware & Equipment                 $  24,996,431
-------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.2%
                                    Semiconductors -- 0.2%
            70,001                  SK Hynix, Inc.                                        $   1,580,106
                                                                                          -------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                             $   1,580,106
-------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 3.7%
                                    Integrated Telecommunication Services -- 3.7%
           163,100                  Nippon Telegraph & Telephone Corp.                    $   6,773,213
           250,786                  Orange SA                                                 4,435,248
           344,987                  Verizon Communications, Inc.                             17,239,000
                                                                                          -------------
                                                                                          $  28,447,461
                                                                                          -------------
                                    Total Telecommunication Services                      $  28,447,461
-------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 0.2%
                                    Multi-Utilities -- 0.2%
           113,831                  Engie SA                                              $   1,811,584
                                                                                          -------------
                                    Total Utilities                                       $   1,811,584
-------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCKS
                                    (Cost $407,420,154)                                   $ 367,839,493
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)
-------------------------------------------------------------------------------------------------------

                                    ASSET BACKED SECURITIES -- 1.3%
                                    CONSUMER SERVICES -- 0.1%
                                    Hotels, Resorts & Cruise Lines -- 0.1%
           515,103                  Westgate Resorts 2014-1 LLC, 5.5%,
                                    12/20/26 (144A)                                       $     511,446
                                                                                          -------------
                                    Total Consumer Services                               $     511,446
-------------------------------------------------------------------------------------------------------
                                    BANKS -- 1.2%
                                    Thrifts & Mortgage Finance -- 1.2%
           800,000                  Ascentium Equipment Receivables 2015-1 LLC,
                                    5.92%, 6/12/23 (144A)                                 $     798,682
           499,993                  Axis Equipment Finance Receivables III LLC,
                                    5.27%, 5/20/20 (144A)                                       501,893
           211,640                  Bayview Opportunity Master Fund IIa Trust
                                    2014-20NPL, 3.721%, 8/28/44 (Step) (144A) (e)               212,404
           830,154         3.72     Bayview Opportunity Master Fund Trust
                                    2014-15RPL, Floating Rate Note,
                                    10/28/19 (144A)                                             826,865


The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
            50,759                  Bear Stearns Asset Backed Securities Trust,
                                    8.40651%, 10/25/29 (Step)                             $      51,186
           136,794                  Countrywide Asset-Backed Certificates, 5.557%,
                                    1/25/36 (Step)                                              137,039
            43,487         5.24     Countrywide Asset-Backed Certificates, Floating
                                    Rate Note, 1/25/36                                           43,820
            67,793         7.78     GE Mortgage Services LLC, Floating Rate Note,
                                    3/25/27                                                      42,566
           390,644                  GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                      384,784
         2,250,000                  Green Tree Agency Advance Funding Trust I,
                                    4.6692%, 10/15/48 (144A)                                  2,247,165
           750,000                  Leaf Receivables Funding 10 LLC, 5.21%,
                                    7/15/21 (144A)                                              740,311
           250,000                  Navitas Equipment Receivables LLC 2013-1,
                                    5.82%, 6/15/19                                              250,807
         1,000,000                  Navitas Equipment Receivables LLC 2015-1,
                                    5.75%, 5/17/21 (144A)                                     1,007,065
           600,000         4.93     NCF Dealer Floorplan Master Trust, Floating Rate
                                    Note, 10/20/20 (144A)                                       587,250
            77,672                  RASC Series 2003-KS5 Trust, 4.96%,
                                    7/25/33 (Step)                                               77,021
         1,200,000         3.68     Silver Bay Realty 2014-1 Trust, Floating Rate
                                    Note, 9/18/31 (144A)                                      1,131,572
                                                                                          -------------
                                                                                          $   9,040,430
                                                                                          -------------
                                    Total Banks                                           $   9,040,430
-------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.0%+
                                    Other Diversified Financial Services -- 0.0%+
           178,269                  Spirit Master Funding LLC, 5.74%,
                                    3/20/42 (144A)                                        $     194,531
                                                                                          -------------
                                    Total Diversified Financials                          $     194,531
-------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $9,855,755)                                     $   9,746,407
-------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE
                                    OBLIGATIONS -- 3.3%
                                    BANKS -- 3.3%
                                    Thrifts & Mortgage Finance -- 3.3%
           100,000                  A10 Securitization 2013-1 LLC, 4.7%,
                                    11/17/25 (144A)                                       $      98,860
           100,000                  A10 Securitization 2013-1 LLC, 6.41%,
                                    11/17/25 (144A)                                              98,902
            96,677         5.21     Bear Stearns Commercial Mortgage Securities
                                    Trust 2005-PWR7, Floating Rate Note, 2/11/41                 96,639
         1,500,000         5.32     Bear Stearns Commercial Mortgage Securities
                                    Trust 2005-TOP20, Floating Rate Note, 10/12/42            1,497,842

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 27

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
           767,493                  Bear Stearns Commercial Mortgage Securities
                                    Trust 2006-PWR14, 5.273%, 12/11/38                    $      756,757
         4,555,000         2.93     CDGJ Commercial Mortgage Trust 2014-BXCH,
                                    Floating Rate Note, 12/15/27 (144A)                       4,452,202
            11,679         5.83     CHL Mortgage Pass-Through Trust 2002-32,
                                    Floating Rate Note, 1/25/33                                  11,955
            50,000         6.03     Citigroup Commercial Mortgage Trust 2006-C4,
                                    Floating Rate Note, 3/17/49                                  49,789
            15,408                  Credit Suisse First Boston Mortgage Securities
                                    Corp., 5.5%, 6/25/33                                         15,578
           855,000         5.10     Credit Suisse First Boston Mortgage Securities
                                    Corp., Floating Rate Note, 8/15/38                          853,411
           100,000         5.64     DBUBS 2011-LC2 Mortgage Trust, Floating Rate
                                    Note, 7/12/44 (144A)                                        107,944
           139,187                  Global Mortgage Securitization, Ltd., 5.25%,
                                    11/25/32 (144A)                                              91,297
            54,735                  Global Mortgage Securitization, Ltd., 5.25%,
                                    11/25/32 (144A)                                              43,139
            55,306                  Global Mortgage Securitization, Ltd., 5.25%,
                                    11/25/32 (144A)                                              39,129
            32,494                  Global Mortgage Securitization, Ltd., 5.25%,
                                    4/25/32                                                      24,080
           210,000         5.00     GMAT 2013-1 Trust, Floating Rate Note, 8/25/53              197,344
           675,000         4.33     GS Mortgage Securities Trust 2014-GSFL, Floating
                                    Rate Note, 7/15/31 (144A)                                   670,693
         5,000,000         3.28     JP Morgan Chase Commercial Mortgage Securities
                                    Corp. REMICS, Floating Rate Note, 5/15/28 (144A)          4,770,412
           225,000         6.21     JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2007-LDP12, Floating Rate Note, 2/15/51               222,020
         1,960,000         6.65     JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-CBM MZ, Floating Rate Note,
                                    10/15/19 (144A)                                           1,901,533
         1,250,000         3.83     JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-FBLU REMICS, Floating Rate Note,
                                    12/15/28 (144A)                                           1,238,131
            85,155                  Merrill Lynch Mortgage Investors Trust Series
                                    2006-AF1, 5.75%, 8/25/36                                     67,234
         2,300,000         5.69     Merrill Lynch Mortgage Trust 2005-CKI1, Floating
                                    Rate Note, 11/12/37                                       2,248,248
         3,000,000                  ML-CFC Commercial Mortgage Trust 2006-4,
                                    5.239%, 12/12/49                                          2,968,630
           250,000         5.58     Springleaf Mortgage Loan Trust 2013-1, Floating
                                    Rate Note, 6/25/58 (144A)                                   250,027
         1,000,000         7.11     Velocity Commercial Capital Loan Trust 2015-1,
                                    Floating Rate Note, 6/25/45 (144A)                          955,000
            84,000         5.66     Wachovia Bank Commercial Mortgage Trust
                                    Series 2006-C24, Floating Rate Note, 3/15/45                 83,915

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
           100,000         5.34     WFRBS Commercial Mortgage Trust 2011-C3,
                                    Floating Rate Note, 3/15/44 (144A)                    $     105,299
         1,479,000         4.49     WFRBS Commercial Mortgage Trust 2013-C12,
                                    Floating Rate Note, 3/17/48 (144A)                        1,283,991
                                                                                          -------------
                                                                                          $  25,200,001
                                                                                          -------------
                                    Total Banks                                           $  25,200,001
-------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.0%+
                                    Other Diversified Financial Services -- 0.0%+
           100,000         6.11     Morgan Stanley Capital I Trust 2007-IQ15,
                                    Floating Rate Note, 6/11/49                           $     104,553
                                                                                          -------------
                                    Total Diversified Financials                          $     104,553
-------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- 0.0%+
                                    Government -- 0.0%+
            98,677                  Federal National Mortgage Association REMICS,
                                    3.5%, 1/25/29                                         $       3,989
            17,841         6.25     Government National Mortgage Association
                                    REMICS, Floating Rate Note, 6/20/38                           1,245
                                                                                          -------------
                                                                                          $       5,234
                                                                                          -------------
                                    Total Government                                      $       5,234
-------------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE
                                    OBLIGATIONS
                                    (Cost $25,957,460)                                    $  25,309,788
-------------------------------------------------------------------------------------------------------
                                    CORPORATE BONDS -- 38.2%
                                    ENERGY -- 5.0%
                                    Oil & Gas Drilling -- 0.0%+
           210,000                  Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)             $      88,200
-------------------------------------------------------------------------------------------------------
                                    Oil & Gas Equipment & Services -- 0.4%
           700,000                  Archrock Partners LP, 6.0%, 4/1/21                    $     521,500
         1,395,000         7.84     FTS International, Inc., Floating Rate Note,
                                    6/15/20 (144A)                                              924,740
           370,000                  Hiland Partners LP, 5.5%, 5/15/22 (144A)                    331,194
           600,000                  Hiland Partners LP, 7.25%, 10/1/20 (144A)                   594,000
           260,000                  Key Energy Services, Inc., 6.75%, 3/1/21                     41,600
           860,000                  McDermott International, Inc., 8.0%,
                                    5/1/21 (144A)                                               591,250
                                                                                          -------------
                                                                                          $   3,004,284
-------------------------------------------------------------------------------------------------------
                                    Integrated Oil & Gas -- 0.6%
           144,000                  Energy XXI Gulf Coast, Inc., 6.875%, 3/15/24          $       7,920
         4,392,000                  Lukoil International Finance BV, 6.125%,
                                    11/9/20 (144A)                                            4,490,820
                                                                                          -------------
                                                                                          $   4,498,740
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 29

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 1.5%
           700,000                  Berry Petroleum Co., LLC, 6.375%, 9/15/22             $     140,000
           935,000                  Bonanza Creek Energy, Inc., 5.75%, 2/1/23                   336,600
           430,000                  BreitBurn Energy Partners LP, 7.875%, 4/15/22                69,875
         2,195,000                  Carrizo Oil & Gas, Inc., 6.25%, 4/15/23                   1,533,756
           760,000                  Comstock Resources, Inc., 7.75%, 4/1/19                      93,100
         1,055,000                  Denbury Resources, Inc., 4.625%, 7/15/23                    348,150
         1,965,000                  EP Energy LLC, 6.375%, 6/15/23                              687,750
            50,000                  EPL Oil & Gas, Inc., 8.25%, 2/15/18                           2,750
         2,205,000                  Gulfport Energy Corp., 7.75%, 11/1/20                     1,940,400
           929,000                  Halcon Resources Corp., 12.0%, 2/15/22 (144A)               538,820
         1,025,000                  Legacy Reserves LP, 6.625%, 12/1/21                         210,125
           830,000                  Linn Energy LLC, 12.0%, 12/15/20 (144A)                     294,650
           439,000                  Linn Energy LLC, 6.25%, 11/1/19                              54,875
         1,200,000                  Linn Energy LLC, 6.5%, 9/15/21                              135,024
           130,000                  Linn Energy LLC, 7.75%, 2/1/21                               15,600
           630,000                  Memorial Resource Development Corp.,
                                    5.875%, 7/1/22                                              472,500
         1,070,000                  Parsley Energy LLC, 7.5%, 2/15/22 (144A)                  1,027,200
           785,000                  Rice Energy Inc., 6.25%, 5/1/22                             594,638
         2,330,000                  Sanchez Energy Corp., 6.125%, 1/15/23                       932,000
         1,300,000                  SM Energy Co., 5.0%, 1/15/24                                698,750
         1,195,000                  Swift Energy Co., 7.875%, 3/1/22 (e)                         88,131
           355,000                  Swift Energy Co., 8.875%, 1/15/20 (e)                        26,625
         1,300,000                  WPX Energy, Inc., 7.5%, 8/1/20                              816,530
           470,000                  WPX Energy, Inc., 8.25%, 8/1/23                             300,800
                                                                                          -------------
                                                                                          $  11,358,649
-------------------------------------------------------------------------------------------------------
                                    Oil & Gas Refining & Marketing -- 0.5%
         3,550,000                  Calumet Specialty Products Partners LP,
                                    6.5%, 4/15/21                                         $   2,556,000
           170,000                  Calumet Specialty Products Partners LP,
                                    7.625%, 1/15/22                                             124,100
         1,275,000                  Calumet Specialty Products Partners LP, 7.75%,
                                    4/15/23 (144A)                                              930,750
           100,000                  Valero Energy Corp., 6.625%, 6/15/37                         97,051
                                                                                          -------------
                                                                                          $   3,707,901
-------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 1.9%
         3,135,000                  Crestwood Midstream Partners LP,
                                    6.125%, 3/1/22                                        $   1,888,838
           300,000         5.85     DCP Midstream LLC, Floating Rate Note,
                                    5/21/43 (144A)                                              171,000
         1,655,000                  Global Partners LP, 6.25%, 7/15/22                        1,158,500
         2,070,000                  Global Partners LP, 7.0%, 6/15/23                         1,490,400

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- (continued)
           100,000                  Kinder Morgan Energy Partners LP, 5.0%, 8/15/42       $      73,453
           650,000                  ONEOK, Inc., 7.5%, 9/1/23                                   528,125
           690,000                  PBF Logistics LP, 6.875%, 5/15/23                           584,775
           690,000                  Sabine Pass Liquefaction LLC, 5.625%, 3/1/25                593,400
         1,365,000                  Sabine Pass Liquefaction LLC, 5.75%, 5/15/24              1,197,788
         3,225,000                  Sunoco LP, 6.375%, 4/1/23 (144A)                          2,975,062
         1,000,000                  Targa Resources Partners LP, 4.125%, 11/15/19               840,000
         1,750,000                  Targa Resources Partners LP, 6.75%,
                                    3/15/24 (144A)                                            1,443,750
         3,000,000                  The Williams Companies, Inc., 7.5%, 1/15/31               2,045,037
                                                                                          -------------
                                                                                          $  14,990,128
-------------------------------------------------------------------------------------------------------
                                    Coal & Consumable Fuels -- 0.1%
           950,000                  Alpha Natural Resources, Inc., 6.0%, 6/1/19 (e)       $       2,375
         1,095,000                  SunCoke Energy Partners LP, 7.375%,
                                    2/1/20 (144A)                                               621,412
                                                                                          -------------
                                                                                          $     623,787
                                                                                          -------------
                                    Total Energy                                          $  38,271,689
-------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 3.5%
                                    Commodity Chemicals -- 0.9%
           680,000                  Hexion, Inc., 6.625%, 4/15/20                         $     527,000
         2,430,000                  Hexion, Inc., 9.0%, 11/15/20                                923,400
           950,000                  Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                   788,500
         2,375,000                  Rain CII Carbon LLC, 8.25%, 1/15/21 (144A)                1,793,149
         2,500,000                  Tronox Finance LLC, 6.375%, 8/15/20                       1,543,750
         2,535,000                  Tronox Finance LLC, 7.5%, 3/15/22 (144A)                  1,527,338
                                                                                          -------------
                                                                                          $   7,103,137
-------------------------------------------------------------------------------------------------------
                                    Specialty Chemicals -- 0.5%
         1,695,000                  A Schulman, Inc., 6.875%, 6/1/23 (144A)               $   1,525,500
           610,000                  Platform Specialty Products Corp., 10.375%,
                                    5/1/21 (144A)                                               568,825
         1,875,000                  Rentech Nitrogen Partners LP, 6.5%,
                                    4/15/21 (144A)                                            1,781,250
                                                                                          -------------
                                                                                          $   3,875,575
-------------------------------------------------------------------------------------------------------
                                    Metal & Glass Containers -- 0.6%
         1,362,978                  Ardagh Finance Holdings SA, 8.625%, (0.00%
                                    Cash, 8.625% PIK) 6/15/19 (144A) (PIK)                $   1,253,940
         1,000,000                  Ardagh Packaging Finance Plc, 6.75%,
                                    1/31/21 (144A)                                              947,500
         2,800,000                  Coveris Holdings SA, 7.875%, 11/1/19 (144A)               2,212,000
                                                                                          -------------
                                                                                          $   4,413,440
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 31

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    Paper Packaging -- 0.3%
           200,000                  Coveris Holding Corp., 10.0%, 6/1/18 (144A)           $     189,500
         2,350,000                  Sealed Air Corp., 6.875%, 7/15/33 (144A)                  2,411,688
                                                                                          -------------
                                                                                          $   2,601,188
-------------------------------------------------------------------------------------------------------
                                    Aluminum -- 0.1%
         1,000,000                  Novelis, Inc., 8.375%, 12/15/17                       $     960,000
-------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 0.4%
           465,000                  Ausdrill Finance Pty, Ltd., 6.875%,
                                    11/1/19 (144A)                                        $     326,662
         2,785,000                  FMG Resources August 2006 Pty, Ltd., 9.75%,
                                    3/1/22 (144A)                                             2,415,988
            50,000                  Prince Mineral Holding Corp., 11.5%,
                                    12/15/19 (144A)                                              39,000
                                                                                          -------------
                                                                                          $   2,781,650
-------------------------------------------------------------------------------------------------------
                                    Gold -- 0.1%
         1,200,000                  IAMGOLD Corp., 6.75%, 10/1/20 (144A)                  $     760,500
-------------------------------------------------------------------------------------------------------
                                    Steel -- 0.3%
           950,000                  Cliffs Natural Resources, Inc., 8.25%,
                                    3/31/20 (144A)                                        $     684,000
           745,000                  Commercial Metals Co., 4.875%, 5/15/23                      619,281
         1,350,000                  JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)              1,005,750
           665,000                  SunCoke Energy Partners LP, 7.375%,
                                    2/1/20 (144A)                                               377,388
                                                                                          -------------
                                                                                          $   2,686,419
-------------------------------------------------------------------------------------------------------
                                    Forest Products -- 0.1%
         1,460,000                  Millar Western Forest Products, Ltd.,
                                    8.5%, 4/1/21                                          $     657,000
-------------------------------------------------------------------------------------------------------
                                    Paper Products -- 0.2%
           435,000                  Appvion, Inc., 9.0%, 6/1/20 (144A)                    $     141,375
         2,155,000                  Resolute Forest Products, Inc., 5.875%, 5/15/23           1,379,200
                                                                                          -------------
                                                                                          $   1,520,575
                                                                                          -------------
                                    Total Materials                                       $  27,359,484
-------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 2.3%
                                    Aerospace & Defense -- 0.6%
         1,715,000                  DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)              $   1,500,625
         1,885,000                  DynCorp International, Inc., 10.375%, 7/1/17              1,390,188
         1,615,000                  LMI Aerospace, Inc., 7.375%, 7/15/19                      1,526,175
           550,000                  Triumph Group, Inc., 5.25%, 6/1/22                          442,062
                                                                                          -------------
                                                                                          $   4,859,050
-------------------------------------------------------------------------------------------------------
                                    Building Products -- 0.2%
         1,755,000                  Griffon Corp., 5.25%, 3/1/22                          $   1,676,025
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    Construction & Engineering -- 0.2%
         1,685,000                  MasTec, Inc., 4.875%, 3/15/23                         $   1,411,188
-------------------------------------------------------------------------------------------------------
                                    Electrical Components & Equipment -- 0.4%
         1,210,000                  EnerSys, 5.0%, 4/30/23 (144A)                         $   1,191,850
         2,090,000                  General Cable Corp., 5.75%, 10/1/22                       1,580,562
                                                                                          -------------
                                                                                          $   2,772,412
-------------------------------------------------------------------------------------------------------
                                    Industrial Conglomerates -- 0.3%
         2,505,000                  Waterjet Holdings, Inc., 7.625%, 2/1/20 (144A)        $   2,479,950
-------------------------------------------------------------------------------------------------------
                                    Construction & Farm Machinery & Heavy
                                    Trucks -- 0.2%
           330,000                  Commercial Vehicle Group, Inc.,
                                    7.875%, 4/15/19                                       $     267,300
         1,315,000                  Meritor, Inc., 6.25%, 2/15/24                             1,029,809
           555,000                  Titan International, Inc., 6.875%, 10/1/20                  405,971
                                                                                          -------------
                                                                                          $   1,703,080
-------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 0.4%
         2,250,000                  Apex Tool Group LLC, 7.0%, 2/1/21 (144A)              $   1,631,250
         1,270,000                  EnPro Industries, Inc., 5.875%, 9/15/22                   1,235,075
            66,080                  Liberty Tire Recycling LLC, 11.0%, 3/31/21
                                    (0.0% cash, 11.0% PIK) (144A) (PIK) (c)                      42,291
                                                                                          -------------
                                                                                          $   2,908,616
-------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- 0.0%
            50,000                  TRAC Intermodal LLC, 11.0%, 8/15/19                   $      53,625
                                                                                          -------------
                                    Total Capital Goods                                   $  17,863,946
-------------------------------------------------------------------------------------------------------
                                    COMMERCIAL SERVICES & SUPPLIES -- 1.2%
                                    Commercial Printing -- 0.3%
         3,455,000                  Cenveo Corp., 6.0%, 8/1/19 (144A)                     $   2,375,312
-------------------------------------------------------------------------------------------------------
                                    Environmental & Facilities Services -- 0.0%+
           500,000                  Safway Group Holding LLC, 7.0%, 5/15/18 (144A)        $     490,000
-------------------------------------------------------------------------------------------------------
                                    Diversified Support Services -- 0.6%
           635,000                  Broadspectrum, Ltd., 8.375%, 5/15/20 (144A)           $     642,938
         2,580,000                  NANA Development Corp., 9.5%, 3/15/19 (144A)              2,296,200
         2,005,000                  TMS International Corp., 7.625%,
                                    10/15/21 (144A)                                           1,548,862
                                                                                          -------------
                                                                                          $   4,488,000
-------------------------------------------------------------------------------------------------------
                                    Research & Consulting Services -- 0.3%
         2,065,000                  CEB, Inc., 5.625%, 6/15/23 (144A)                     $   2,065,000
                                                                                          -------------
                                    Total Commercial Services & Supplies                  $   9,418,312
-------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 1.0%
                                    Air Freight & Logistics -- 0.2%
         1,375,000                  XPO Logistics, Inc., 7.875%, 9/1/19 (144A)            $   1,371,562
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 33

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------
                                    Airlines -- 0.4%
         1,960,000                  Gol LuxCo SA, 8.875%, 1/24/22 (144A)                  $     529,200
         2,960,000                  Intrepid Aviation Group Holdings LLC, 6.875%,
                                    2/15/19 (144A)                                            2,294,000
           140,353                  US Airways 2013-1 Class B Pass Through Trust,
                                    5.375%, 11/15/21                                            141,406
                                                                                          -------------
                                                                                          $   2,964,606
-------------------------------------------------------------------------------------------------------
                                    Railroads -- 0.2%
         1,015,000                  Florida East Coast Holdings Corp., 6.75%,
                                    5/1/19 (144A)                                         $     928,725
         1,330,000                  Florida East Coast Holdings Corp., 9.75%,
                                    5/1/20 (144A)                                               801,325
                                                                                          -------------
                                                                                          $   1,730,050
-------------------------------------------------------------------------------------------------------
                                    Trucking -- 0.2%
         1,485,000                  Jack Cooper Holdings Corp., 9.25%,
                                    6/1/20 (144A)                                         $   1,173,150
-------------------------------------------------------------------------------------------------------
                                    Airport Services -- 0.0%+
           123,200                  Aeropuertos Argentina 2000 SA, 10.75%,
                                    12/1/20 (144A)                                        $     129,976
                                                                                          -------------
                                    Total Transportation                                  $   7,369,344
-------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 1.2%
                                    Homebuilding -- 0.9%
           205,000                  CalAtlantic Group, Inc., 5.375%, 10/1/22              $     206,538
         4,305,000                  KB Home, 7.625%, 5/15/23                                  4,046,700
            50,000                  KB Home, Inc., 8.0%, 3/15/20                                 51,125
           950,000                  Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                   950,000
         1,840,000                  Taylor Morrison Communities, Inc., 5.875%,
                                    4/15/23 (144A)                                            1,720,400
                                                                                          -------------
                                                                                          $   6,974,763
-------------------------------------------------------------------------------------------------------
                                    Textiles -- 0.3%
         2,445,000                  Springs Industries, Inc., 6.25%, 6/1/21               $   2,408,325
                                                                                          -------------
                                    Total Consumer Durables & Apparel                     $   9,383,088
-------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 2.0%
                                    Casinos & Gaming -- 0.9%
         2,335,000                  MGM Resorts International, 6.0%, 3/15/23              $   2,327,703
         4,100,000                  Scientific Games International, Inc.,
                                    10.0%, 12/1/22                                            2,849,500
         3,125,000                  Scientific Games International, Inc.,
                                    6.25%, 9/1/20                                             1,484,375
                                                                                          -------------
                                                                                          $   6,661,578
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    Hotels, Resorts & Cruise Lines -- 0.2%
         1,785,000                  Sabre GLBL, Inc., 5.375%, 4/15/23 (144A)              $   1,793,925
-------------------------------------------------------------------------------------------------------
                                    Specialized Consumer Services -- 0.9%
         4,390,000                  Constellis Holdings LLC, 9.75%, 5/15/20 (144A)        $   3,358,350
         2,635,000                  Sotheby's, 5.25%, 10/1/22 (144A)                          2,371,500
           855,000                  StoneMor Partners LP, 7.875%, 6/1/21                        876,375
                                                                                          -------------
                                                                                          $   6,606,225
                                                                                          -------------
                                    Total Consumer Services                               $  15,061,728
-------------------------------------------------------------------------------------------------------
                                    MEDIA -- 1.6%
                                    Advertising -- 0.1%
           750,000                  MDC Partners, Inc., 6.75%, 4/1/20 (144A)              $     743,438
-------------------------------------------------------------------------------------------------------
                                    Broadcasting -- 0.3%
         1,505,000                  Gannett Co., Inc., 6.375%, 10/15/23                   $   1,587,775
         1,060,000                  Univision Communications, Inc., 5.125%,
                                    2/15/25 (144A)                                            1,004,350
                                                                                          -------------
                                                                                          $   2,592,125
-------------------------------------------------------------------------------------------------------
                                    Cable & Satellite -- 0.7%
         1,440,000                  CCO Holdings LLC, 5.75%, 9/1/23                       $   1,472,242
           920,000                  CCOH Safari LLC, 5.75%, 2/15/26 (144A)                      914,820
         1,720,000                  DISH DBS Corp., 5.875%, 11/15/24                          1,532,950
         1,220,000                  Neptune Finco Corp., 6.625%, 10/15/25 (144A)              1,265,750
                                                                                          -------------
                                                                                          $   5,185,762
-------------------------------------------------------------------------------------------------------
                                    Movies & Entertainment -- 0.4%
         2,000,000                  Regal Entertainment Group, Inc., 5.75%, 2/1/25        $   1,930,000
         2,650,000                  SFX Entertainment, Inc., 9.625%, 2/1/19 (144A)            1,192,500
                                                                                          -------------
                                                                                          $   3,122,500
-------------------------------------------------------------------------------------------------------
                                    Publishing -- 0.1%
         1,000,000                  Trader Corp., 9.875%, 8/15/18 (144A)                  $   1,035,000
                                                                                          -------------
                                    Total Media                                           $  12,678,825
-------------------------------------------------------------------------------------------------------
                                    RETAILING -- 1.4%
                                    Department Stores -- 0.2%
         1,550,000                  Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)        $   1,561,625
-------------------------------------------------------------------------------------------------------
                                    Computer & Electronics Retail -- 0.2%
         1,985,000                  Rent-A-Center, Inc., 4.75%, 5/1/21                    $   1,429,200
-------------------------------------------------------------------------------------------------------
                                    Specialty Stores -- 0.5%
         4,150,000                  Outerwall, Inc., 5.875%, 6/15/21                      $   3,288,875
           460,000                  Petco Holdings, Inc., 8.5%, 10/15/17 (8.50%
                                    Cash, 9.25% PIK) (144A) (PIK)                               468,648
           250,000                  Radio Systems Corp., 8.375%, 11/1/19 (144A)                 257,500
                                                                                          -------------
                                                                                          $   4,015,023
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 35

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    Automotive Retail -- 0.5%
         4,130,000                  DriveTime Automotive Group, Inc., 8.0%,
                                    6/1/21 (144A)                                         $   3,686,025
                                                                                          -------------
                                    Total Retailing                                       $  10,691,873
-------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.5%
                                    Food Distributors -- 0.1%
           685,000                  KeHE Distributors LLC, 7.625%, 8/15/21 (144A)         $     691,850
-------------------------------------------------------------------------------------------------------
                                    Food Retail -- 0.4%
           455,000                  Darling Ingredients, Inc., 5.375%, 1/15/22            $     445,900
         2,825,000                  Tops Holding LLC, 8.0%, 6/15/22 (144A)                    2,683,750
                                                                                          -------------
                                                                                          $   3,129,650
                                                                                          -------------
                                    Total Food & Staples Retailing                        $   3,821,500
-------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 1.7%
                                    Agricultural Products -- 0.1%
           270,000                  Southern States Cooperative, Inc., 10.0%,
                                    8/15/21 (144A)                                        $     216,000
           550,000                  Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                  264,000
                                                                                          -------------
                                                                                          $     480,000
-------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- 1.3%
           214,000                  Chiquita Brands International, Inc.,
                                    7.875%, 2/1/21                                        $     226,840
         1,210,000                  Dole Food Co., Inc., 7.25%, 5/1/19 (144A)                 1,185,800
           325,000                  JBS Investments GmbH, 7.75%, 10/28/20 (144A)                287,625
         1,350,000                  Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)              1,299,375
         1,775,000                  Post Holdings, Inc., 6.0%, 12/15/22 (144A)                1,761,688
         3,375,000                  Post Holdings, Inc., 6.75%, 12/1/21 (144A)                3,530,588
           800,000                  Post Holdings, Inc., 7.75%, 3/15/24 (144A)                  852,000
           510,000                  Post Holdings, Inc., 8.0%, 7/15/25 (144A)                   548,250
                                                                                          -------------
                                                                                          $   9,692,166
-------------------------------------------------------------------------------------------------------
                                    Tobacco -- 0.3%
         3,300,000                  Alliance One International, Inc., 9.875%, 7/15/21     $   2,615,250
                                                                                          -------------
                                    Total Food, Beverage & Tobacco                        $  12,787,416
-------------------------------------------------------------------------------------------------------
                                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.7%
                                    Household Products -- 0.3%
           955,000                  Central Garden & Pet Co., 6.125%, 11/15/23            $     976,488
         1,205,000                  Energizer Holdings, Inc., 5.5%, 6/15/25 (144A)            1,120,650
                                                                                          -------------
                                                                                          $   2,097,138
-------------------------------------------------------------------------------------------------------
                                    Personal Products -- 0.4%
         1,555,256                  Monitronics International, Inc., 9.125%, 4/1/20       $   1,248,093

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    Personal Products -- (continued)
         2,400,000                  Revlon Consumer Products Corp., 5.75%,
                                    2/15/21                                               $   2,340,000
                                                                                          -------------
                                                                                          $   3,588,093
                                                                                          -------------
                                    Total Household & Personal Products                   $   5,685,231
-------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 1.9%
                                    Health Care Services -- 0.2%
         1,555,000                  BioScrip, Inc., 8.875%, 2/15/21                       $   1,240,112
            80,000                  Truven Health Analytics, Inc., 10.625%, 6/1/20               78,400
                                                                                          -------------
                                                                                          $   1,318,512
-------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 1.5%
         1,400,000                  Centene Escrow Corp., 5.625%, 2/15/21 (144A)          $   1,424,500
           960,000                  Centene Escrow Corp., 6.125%, 2/15/24 (144A)                986,400
         2,040,000                  CHS, 6.875%, 2/1/22                                       1,846,200
         1,065,000                  CHS, Inc., 8.0%, 11/15/19                                 1,057,012
         1,820,000                  HealthSouth Corp., 5.75%, 9/15/25 (144A)                  1,765,036
         3,175,000                  Kindred Healthcare Inc., 6.375%, 4/15/22                  2,583,656
           430,000                  Kindred Healthcare, Inc., 8.0%, 1/15/20                     392,375
         2,085,000                  Universal Hospital Services, Inc.,
                                    7.625%, 8/15/20                                           1,834,800
                                                                                          -------------
                                                                                          $  11,889,979
-------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 0.2%
         1,790,000                  Molina Healthcare, Inc., 5.375%,
                                    11/15/22 (144A)                                       $   1,785,525
-------------------------------------------------------------------------------------------------------
                                    Health Care Technology -- 0.0%+
           100,000                  MedAssets, Inc., 8.0%, 11/15/18                       $     102,390
                                                                                          -------------
                                    Total Health Care Equipment & Services                $  15,096,406
-------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.9%
                                    Pharmaceuticals -- 0.9%
         1,260,000                  Endo Finance LLC, 5.75%, 1/15/22 (144A)               $   1,253,700
         1,255,000                  Endo Finance LLC, 5.875%, 1/15/23 (144A)                  1,245,588
         2,885,000                  Endo, Ltd., 6.0%, 7/15/23 (144A)                          2,899,425
         2,090,000                  Valeant Pharmaceuticals International, Inc.,
                                    5.875%, 5/15/23 (144A)                                    1,870,550
                                                                                          -------------
                                                                                          $   7,269,263
                                                                                          -------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                         $   7,269,263
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 37

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    BANKS -- 1.0%
                                    Diversified Banks -- 0.5%
         1,675,000         6.50     Bank of America Corp., Floating Rate Note,
                                    10/23/49                                              $   1,749,839
         2,100,000         5.88     Wells Fargo & Company, Floating Rate
                                    Note (Perpetual)                                          2,213,610
                                                                                          -------------
                                                                                          $   3,963,449
-------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- 0.5%
         4,125,000                  Provident Funding Associates LP, 6.75%,
                                    6/15/21 (144A)                                        $   3,929,062
                                                                                          -------------
                                    Total Banks                                           $   7,892,511
-------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 1.4%
                                    Other Diversified Financial Services -- 0.1%
           265,000         6.75     JPMorgan Chase & Co., Floating Rate
                                    Note, 8/29/49                                         $     286,862
-------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.7%
           100,000                  Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)         $     110,896
         1,195,000                  MSCI, Inc., 5.75%, 8/15/25 (144A)                         1,263,712
         1,995,000                  Nationstar Mortgage LLC, 6.5%, 6/1/22                     1,715,700
         1,915,000                  Nationstar Mortgage LLC, 6.5%, 7/1/21                     1,689,988
           455,000                  Nationstar Mortgage LLC, 6.5%, 8/1/18                       439,075
           450,000                  Oxford Finance LLC, 7.25%, 1/15/18 (144A)                   454,500
                                                                                          -------------
                                                                                          $   5,673,871
-------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- 0.1%
         1,290,000                  TMX Finance LLC, 8.5%, 9/15/18 (144A)                 $     928,800
-------------------------------------------------------------------------------------------------------
                                    Asset Management & Custody Banks -- 0.2%
         1,800,000                  JBS Investment Management, Ltd., 7.25%,
                                    4/3/24                                                $   1,452,960
           301,000         4.50     The Bank of New York Mellon Corp., Floating
                                    Rate Note (Perpetual)                                       272,435
                                                                                          -------------
                                                                                          $   1,725,395
-------------------------------------------------------------------------------------------------------
                                    Diversified Capital Markets -- 0.3%
         2,210,000                  Quicken Loans, Inc., 5.75%, 5/1/25 (144A)             $   2,074,638
                                                                                          -------------
                                    Total Diversified Financials                          $  10,689,566
-------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 2.0%
                                    Life & Health Insurance -- 0.1%
           300,000         5.65     Voya Financial, Inc., Floating Rate Note, 5/15/53     $     291,000
-------------------------------------------------------------------------------------------------------
                                    Reinsurance -- 1.9%
           187,586                  Altair Re, Variable Rate Notes, 6/30/16 (d) (f)       $       7,616
         1,000,000                  Arlington Segregated Account (Kane SAC Ltd.),
                                    Variable Rate Notes, 8/31/16 (d) (f)                      1,100,900

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
           900,000                  Berwick 2016-1 Segregated Account (Kane SAC
                                    Ltd.), Variable Rate Notes, 2/1/18 (d) (f)            $     909,000
           250,000         4.56     Blue Danube II, Ltd., Floating Rate Note,
                                    5/23/18 (Cat Bond) (144A)                                   249,525
           250,000         5.25     Caelus Re, Ltd., Floating Rate Note, 3/7/16
                                    (Cat Bond) (144A)                                           250,100
           500,000         7.04     Caelus Re, Ltd., Floating Rate Note, 4/7/17
                                    (Cat Bond) (144A)                                           509,900
           700,000                  Carnoustie Segregated Account (Kane SAC Ltd.),
                                    Variable Rate Notes, 11/30/20 (d) (f)                       703,290
           800,000                  Clarendon Segregated Account (Kane SAC Ltd.),
                                    Variable Rate Notes, 6/15/16 (d) (f)                        799,760
           700,000         3.92     Kilimanjaro Re, Ltd., Floating Rate Note,
                                    11/25/19 (144A)                                             685,300
         1,000,000                  Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d) (f)     1,139,000
           500,000         8.73     Mythen Re, Ltd., Series 2012-2 Class A, Floating
                                    Rate Note, 1/5/17 (Cat Bond) (144A)                         513,000
         2,000,000                  Pangaea Re, Series 2015-2, Principal at Risk
                                    Notes, 11/30/19 (d) (f)                                   2,133,600
         1,200,000                  Pangaea Re., Variable Rate Notes, 11/30/20 (d) (f)        1,208,400
         1,050,000                  Pangaea Re., Variable Rate Notes, 7/1/18 (d) (f)             18,900
           500,000         8.76     Queen Street VII Re, Ltd., Floating Rate Note,
                                    4/8/16 (Cat Bond) (144A)                                    501,900
           600,000         6.00     Residential Reinsurance 2012, Ltd., Floating
                                    Rate Note, 12/6/16 (Cat Bond) (144A)                        605,580
           500,000         4.75     Residential Reinsurance 2012, Ltd., Floating
                                    Rate Note, 12/6/16 (Cat Bond) (144A)                        501,450
           250,000        10.27     Residential Reinsurance 2012, Ltd., Floating
                                    Rate Note, 6/6/16 (Cat Bond) (144A)                         255,350
           500,000         3.17     Sanders Re, Ltd., Floating Rate Note, 5/25/18
                                    (Cat Bond) (144A)                                           487,450
           250,000         4.00     Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                    (Cat Bond) (144A)                                           248,850
           800,000                  Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                                    (144A) (d) (f)                                              898,480
           700,000                  Silverton Re, Ltd., Variable Rate Notes, 9/18/17
                                    (144A) (d) (f)                                               89,740
           920,000                  Versutus 2016 Class A-1, Variable Rate Notes,
                                    11/30/20 (d) (f)                                            924,784
            80,000                  Versutus 2016, Class A-1, Variable Rate Notes,
                                    11/30/20 (d) (f)                                             80,416
                                                                                          -------------
                                                                                          $  14,822,291
                                                                                          -------------
                                    Total Insurance                                       $  15,113,291
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 39

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.9%
                                    Diversified REIT -- 0.1%
         1,130,000                  MPT Operating Partnership LP, 5.5%, 5/1/24            $   1,113,050
-------------------------------------------------------------------------------------------------------
                                    Specialized REIT -- 0.4%
         1,071,236                  AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                                    (12.0% cash, 0.0% PIK) (PIK)                          $     899,838
         2,500,000                  Communications Sales & Leasing, Inc., 6.0%,
                                    4/15/23 (144A)                                            2,387,500
                                                                                          -------------
                                                                                          $   3,287,338
-------------------------------------------------------------------------------------------------------
                                    Diversified Real Estate Activities -- 0.2%
         1,260,000                  Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)          $   1,194,692
-------------------------------------------------------------------------------------------------------
                                    Real Estate Services -- 0.2%
         1,210,000                  Kennedy-Wilson, Inc., 5.875%, 4/1/24                  $   1,155,550
                                                                                          -------------
                                    Total Real Estate                                     $   6,750,630
-------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 1.1%
                                    Internet Software & Services -- 0.3%
         1,245,000                  Bankrate, Inc., 6.125%, 8/15/18 (144A)                $   1,251,225
         1,000,000                  Cimpress NV, 7.0%, 4/1/22 (144A)                            947,500
           325,000                  j2 Global, Inc., 8.0%, 8/1/20                               341,250
                                                                                          -------------
                                                                                          $   2,539,975
-------------------------------------------------------------------------------------------------------
                                    Data Processing & Outsourced Services -- 0.8%
         1,700,000                  Audatex North America, Inc., 6.125%,
                                    11/1/23 (144A)                                        $   1,712,750
         1,040,000                  First Data Corp., 5.75%, 1/15/24 (144A)                   1,032,200
         1,340,000                  First Data Corp., 7.0%, 12/1/23 (144A)                    1,350,050
         2,650,000                  NeuStar, Inc., 4.5%, 1/15/23                              2,173,000
                                                                                          -------------
                                                                                          $   6,268,000
                                                                                          -------------
                                    Total Software & Services                             $   8,807,975
-------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                    Communications Equipment -- 0.1%
         1,190,000                  CommScope Technologies Finance LLC, 6.0%,
                                    6/15/25 (144A)                                        $   1,157,275
-------------------------------------------------------------------------------------------------------
                                    Technology Hardware, Storage &
                                    Peripherals -- 0.2%
         1,700,000                  NCR Corp., 6.375%, 12/15/23                           $   1,681,929
-------------------------------------------------------------------------------------------------------
                                    Electronic Equipment Manufacturers -- 0.2%
         1,150,000                  Zebra Technologies Corp., 7.25%, 10/15/22             $   1,196,000
                                                                                          -------------
                                    Total Technology Hardware & Equipment                 $   4,035,204
-------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.7%
                                    Semiconductor Equipment -- 0.3%
         2,100,000                  Entegris, Inc., 6.0%, 4/1/22 (144A)                   $   2,131,500
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    Semiconductors -- 0.4%
           395,000                  Advanced Micro Devices, Inc., 6.75%, 3/1/19           $     269,588
         2,600,000                  Advanced Micro Devices, Inc., 7.0%, 7/1/24                1,612,000
           835,000                  Advanced Micro Devices, Inc., 7.5%, 8/15/22                 517,700
         1,225,000                  Micron Technology, Inc., 5.5%, 2/1/25                       967,750
                                                                                          -------------
                                                                                          $   3,367,038
                                                                                          -------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                             $   5,498,538
-------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 3.4%
                                    Integrated Telecommunication Services -- 2.2%
           700,000                  CenturyLink, Inc., 6.45%, 6/15/21                     $     682,066
         1,325,000                  CenturyLink, Inc., 6.75%, 12/1/23                         1,253,781
           450,000                  CenturyLink, Inc., 7.6%, 9/15/39                            337,500
         1,000,000                  Cincinnati Bell, Inc., 8.375%, 10/15/20                   1,017,500
         1,920,000                  Frontier Communications Corp., 11.0%,
                                    9/15/25 (144A)                                            1,850,400
         4,200,000                  Frontier Communications Corp., 7.125%, 1/15/23            3,496,500
           157,000                  Frontier Communications Corp., 8.5%, 4/15/20                155,626
           160,000                  Frontier Communications Corp., 8.75%, 4/15/22               144,000
           800,000                  Frontier Communications Corp., 9.25%, 7/1/21                772,000
         1,200,000                  GCI, Inc., 6.75%, 6/1/21                                  1,191,000
         3,000,000                  GCI, Inc., 6.875%, 4/15/25                                2,940,000
           770,000                  Windstream Corp., 7.5%, 6/1/22                              592,900
         2,680,000                  Windstream Services LLC, 6.375%, 8/1/23                   1,936,300
           590,000                  Windstream Services LLC, 7.75%, 10/1/21                     460,200
                                                                                          -------------
                                                                                          $  16,829,773
-------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- 1.2%
           200,000                  Altice Finco SA, 8.125%, 1/15/24 (144A)               $     192,000
         6,555,000                  Sprint Corp., 7.125%, 6/15/24                             4,424,625
         2,000,000                  Sprint Corp., 7.25%, 9/15/21                              1,440,000
         3,000,000                  T-Mobile USA, Inc., 6.625%, 4/1/23                        3,067,500
           100,000                  Unison Ground Lease Funding LLC, 5.78%,
                                    3/16/43 (144A)                                               97,730
           100,000                  WCP Issuer llc, 6.657%, 8/15/20 (144A)                      102,360
                                                                                          -------------
                                                                                          $   9,324,215
                                                                                          -------------
                                    Total Telecommunication Services                      $  26,153,988
-------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 2.3%
                                    Electric Utilities -- 0.8%
           865,000                  ContourGlobal Power Holdings SA, 7.125%,
                                    6/1/19 (144A)                                         $     776,338
         2,765,000                  Talen Energy Supply LLC, 4.625%,
                                    7/15/19 (144A)                                            2,115,225

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 41

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    Electric Utilities -- (continued)
         2,200,000                  Talen Energy Supply LLC, 6.5%, 6/1/25                 $   1,496,000
         3,025,000                  TerraForm Power, 9.75%, 8/15/22 (144A)                    2,359,500
                                                                                          -------------
                                                                                          $   6,747,063
-------------------------------------------------------------------------------------------------------
                                    Gas Utilities -- 0.3%
           625,000                  Ferrellgas LP, 6.5%, 5/1/21                           $     492,969
         2,305,000                  Ferrellgas LP, 6.75%, 1/15/22                             1,815,188
                                                                                          -------------
                                                                                          $   2,308,157
-------------------------------------------------------------------------------------------------------
                                    Independent Power Producers & Energy
                                    Traders -- 1.2%
         2,500,000                  AES Corp., 5.5%, 4/15/25                              $   2,243,750
         4,550,000                  NRG Energy, Inc., 6.25%, 5/1/24                           3,628,625
           600,000                  NRG Energy, Inc., 6.25%, 7/15/22                            495,000
           635,000                  NRG Energy, Inc., 6.625%, 3/15/23                           525,462
         1,955,000                  TerraForm Power Operating LLC, 5.875%,
                                    2/1/23 (144A)                                             1,559,112
           825,000                  TerraForm Power Operating LLC, 6.125%,
                                    6/15/25 (144A)                                              637,312
                                                                                          -------------
                                                                                          $   9,089,261
                                                                                          -------------
                                    Total Utilities                                       $  18,144,481
-------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $354,029,625)                                   $ 295,844,289
-------------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS -- 1.7%
IDR 55,354,000,000                  Indonesia Treasury Bond, 8.375%, 3/15/24              $   4,024,748
IDR 34,120,000,000                  Indonesia Treasury Bond, 9.0%, 3/15/29                    2,543,507
MXN     69,745,500                  Mexican Bonos, 10.0%, 12/5/24                             4,908,767
PHP     76,000,000                  Philippine Government International Bond,
                                    6.25%, 1/14/36                                            1,760,675
-------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $13,716,597)                                    $  13,237,697
-------------------------------------------------------------------------------------------------------
                                    SENIOR FLOATING RATE LOAN
                                    INTERESTS -- 0.7%**
                                    ENERGY -- 0.1%
                                    Oil & Gas Drilling -- 0.1%
         1,034,680         7.50     Jonah Energy LLC, Term Loan (Second
                                    Lien), 5/8/21                                         $     594,941
                                                                                          -------------
                                    Total Energy                                          $     594,941
-------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 0.0%+
                                    Diversified Metals & Mining -- 0.0%+
           370,604         4.25     Fortescue Metals Group Ltd., Bank Loan,
                                    6/30/19                                               $     258,960
                                                                                          -------------
                                    Total Materials                                       $     258,960
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.0%+
                                    Electrical Components & Equipment -- 0.0%+
           228,450         5.25     Pelican Products, Inc., Term Loan (First Lien),
                                    4/8/20                                                $     220,454
-------------------------------------------------------------------------------------------------------
                                    Industrial Conglomerates -- 0.0%+
            50,532         8.25     Filtration Group Corp., Initial Term Loan
                                    (Second Lien), 11/15/21                               $      49,100
                                                                                          -------------
                                    Total Capital Goods                                   $     269,554
-------------------------------------------------------------------------------------------------------
                                    COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                    Security & Alarm Services -- 0.0%+
            26,232         4.25     Monitronics International, Inc., Term B Loan,
                                    3/23/18                                               $      25,445
                                                                                          -------------
                                    Total Commercial Services & Supplies                  $      25,445
-------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.0%+
                                    Leisure Products -- 0.0%+
           113,143         3.75     Bombardier Recreational Products, Inc., Term
                                    B-2 Loan, 1/30/19                                     $     111,785
                                                                                          -------------
                                    Total Consumer Durables & Apparel                     $     111,785
-------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.1%
                                    Broadcasting -- 0.0%+
            58,291         4.00     Univision Communications, Inc., Replacement
                                    First-Lien Term Loan, 3/1/20                          $      57,022
-------------------------------------------------------------------------------------------------------
                                    Publishing -- 0.1%
           882,000         6.25     McGraw-Hill School Education Holdings llc,
                                    Term B Loan, 12/18/19                                 $     869,321
                                                                                          -------------
                                    Total Media                                           $     926,343
-------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.1%
                                    Food Distributors -- 0.1%
           700,000         8.25     Del Monte Foods Consumer Products,Term
                                    Loan (Second Lien), 5/26/21                           $     574,000
                                                                                          -------------
                                    Total Food & Staples Retailing                        $     574,000
-------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                                    Health Care Services -- 0.0%+
            67,666         6.50     Ardent Legacy Acquisitions, Inc., Term Loan,
                                    7/31/21                                               $      67,413
            89,103         6.50     BioScrip, Inc., Initial Term B Loan, 7/31/20                 76,183
            44,551         6.50     BioScrip, Inc., Term Loan, 7/31/20                           38,091
                                                                                          -------------
                                                                                          $     181,687
                                                                                          -------------
                                    Total Health Care Equipment & Services                $     181,687
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 43

-------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.0%+
                                    Biotechnology -- 0.0%+
           248,750         7.04     Lantheus Medical Imaging, Inc., Initial Term
                                    Loan, 6/25/22                                         $     228,850
                                                                                          -------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                         $     228,850
-------------------------------------------------------------------------------------------------------
                                    BANKS -- 0.0%+
                                    Thrifts & Mortgage Finance -- 0.0%
            45,100         5.50     Ocwen Financial Corp., Initial Term Loan, 1/15/18     $      45,109
                                                                                          -------------
                                    Total Banks                                           $      45,109
-------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.3%
                                    Investment Banking & Brokerage -- 0.3%
         2,025,000         8.61     Concentra, Inc., Initial Term Loan (Second
                                    Lien), 4/8/23                                         $   1,985,715
                                                                                          -------------
                                    Total Diversified Financials                          $   1,985,715
-------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.1%
                                    IT Consulting & Other Services -- 0.1%
           738,750         5.75     Evergreen Skills Lux Sarl, Initial Term Loan
                                    (First Lien), 4/23/21                                 $     553,139
-------------------------------------------------------------------------------------------------------
                                    Application Software -- 0.0%+
            95,549         4.25     Vertafore, Inc., Term Loan (2013), 10/3/19            $      95,028
                                                                                          -------------
                                    Total Software & Services                             $     648,167
-------------------------------------------------------------------------------------------------------
                                    TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                    (Cost $6,703,067)                                     $   5,850,556
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------
                                    EQUITY LINKED NOTES -- 1.3%
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 1.3%
                                    Computer Storage & Peripherals -- 1.3%
            99,920         1.00     Apple, Inc., 8/02/16                                  $   9,770,278
                                                                                          -------------
                                    Total Retailing                                       $   9,770,278
-------------------------------------------------------------------------------------------------------
                                    TOTAL EQUITY LINKED NOTES
                                    (Cost $10,000,593)                                    $   9,770,278
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
-------------------------------------------------------------------------------------------------------
                                    EXCHANGE TRADED FUNDS -- 1.7%
                                    DIVERSIFIED FINANCIALS -- 1.7%
                                    Asset Management & Custody Banks -- 1.7%
           626,511                  BlackRock MuniVest Fund, Inc.                         $   6,478,124
           434,029                  BlackRock MuniYield Fund, Inc.                            6,605,921
                                                                                          -------------
                                                                                          $  13,084,045
                                                                                          -------------
                                    Total Diversified Financials                          $  13,084,045
-------------------------------------------------------------------------------------------------------
                                    TOTAL EXCHANGE TRADED FUNDS
                                    (Cost $12,013,654)                                    $  13,084,045
-------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN SECURITIES -- 96.3%
                                    (Cost $845,011,027) (a)                               $ 744,691,707
-------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS & LIABILITIES -- 3.7%                    $  28,680,232
-------------------------------------------------------------------------------------------------------
                                    TOTAL NET ASSETS -- 100.0%                            $ 773,371,939
=======================================================================================================

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

(PIK)       Represents a pay-in-kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2016, the value of these securities amounted to $172,840,980 or 22.3% of total net assets.

REIT        Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe or event-linked bond. At January 31, 2016, the value of these securities amounted to $4,123,105 or 0.5% of total net assets. See Notes to Financial Statements -- Note 1I.

(Perpetual) Security with no stated maturity date.

REMICS      Real Estate Mortgage Investment Conduits.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At January 31, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $847,104,799 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                              $  16,182,348

            Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                               (118,595,440)
                                                                                      --------------
            Net unrealized depreciation                                               $(102,413,092)
                                                                                      ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 45

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(d) Structured reinsurance investment. At January 31, 2016, the value of these securities amounted to $10,013,886 or 1.3% of total net assets. See Notes to Financial Statements -- Note 1I.

(e)         Security is in default.

(f)         Rate to be determined.

            Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            IDR  Indonesian Rupiah

            MXN  Mexican Peso

            PHP  Philippine Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                                   Purchases        Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                          $ 36,610,998     $ 36,666,795
Other Long-Term Securities                         $410,177,229     $479,547,595

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

The following is a summary of the inputs used as of January 31, 2016, in valuing the Fund's investments:

-----------------------------------------------------------------------------------
                              Level 1       Level 2       Level 3      Total
-----------------------------------------------------------------------------------
Convertible Corporate Bonds   $         --  $  2,237,793  $        --  $  2,237,793
Preferred Stocks
  Transportation
    Air Freight & Logistics             --        21,848           --        21,848
  All Other Preferred Stocks       768,766            --           --       768,766
Convertible Preferred Stocks
  Energy
    Oil & Gas Exploration
      & Production                      --         8,750           --         8,750
  All Other Convertible
    Preferred Stocks               971,997            --           --       971,997
Common Stocks
  Capital Goods
    Industrial Machinery                --            --           31            31
  Transportation
    Air Freight & Logistics             --        10,094           --        10,094
  All Other Common Stocks      367,829,368            --           --   367,829,368
Asset Backed Securities                 --     9,746,407           --     9,746,407
Collateralized Mortgage
  Obligations                           --    25,309,788           --    25,309,788
Corporate Bonds
  Capital Goods
    Industrial Machinery                --     2,866,325       42,291     2,908,616
  Insurance
    Reinsurance                         --     4,808,405   10,013,886    14,822,291
  All Other Corporate Bonds             --   278,113,382           --   278,113,382
Foreign Government Bonds                --    13,237,697           --    13,237,697
Senior Floating Rate
  Loan Interests                        --     5,850,556           --     5,850,556
Equity Linked Notes                     --     9,770,278           --     9,770,278
Exchange Traded Funds           13,084,045            --           --    13,084,045
-----------------------------------------------------------------------------------
Total                         $382,654,176  $351,981,323  $10,056,208  $744,691,707
===================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 47

The following is a summary of the fair valuation of certain Fund's assets as of January 31, 2016:

-------------------------------------------------------------------------------------------
                                        Level 1          Level 2     Level 3   Total
-------------------------------------------------------------------------------------------
Assets:
Restricted cash                         $           --   $5,388,667  $     --  $ 5,388,667
Foreign currencies, at value                        --      141,432        --      141,432
Liabilities:
Variation margin for futures contracts      (1,040,556)          --        --   (1,040,556)
-------------------------------------------------------------------------------------------
Total                                   $   (1,040,556)  $5,530,099  $     --  $ 4,489,543
===========================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------
                                                     Common     Corporate
                                                     Stocks     Bond          Total
------------------------------------------------------------------------------------------
Balance as of 7/31/15                                $    31    $14,654,343   $14,654,374
Realized gain (loss)(1)                                   --          8,400         8,400
Change in unrealized appreciation (depreciation)(2)       --       (620,971)     (620,971)
Purchases                                                 --      3,803,080     3,803,080
Sales                                                     --     (7,788,675)   (7,788,675)
Transfers in and out of Level 3 Categories                --             --            --
Transfers in and out to Level 3*                          --             --            --
------------------------------------------------------------------------------------------
Balance as of 1/31/16                                $    31    $10,056,177   $10,056,208
==========================================================================================


(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended January 31, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 1/31/16                                                         $(286,788)
                                                                                ----------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

Statement of Assets and Liabilities | 1/31/16 (unaudited)

ASSETS:
  Investment in securities (cost $845,011,027)                    $ 744,691,707
  Cash                                                                7,263,748
  Restricted cash*                                                    5,388,667
  Foreign currencies (cost $121,016)                                    141,432
  Receivables --
     Investment securities sold                                      27,053,008
     Fund shares sold                                                 2,516,961
     Dividends                                                        1,130,915
     Interest                                                         7,410,096
     Futures Receivable                                                 577,677
  Due from Pioneer Investment Management, Inc.                           41,131
  Other assets                                                          112,157
--------------------------------------------------------------------------------
        Total assets                                              $ 796,327,499
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                              $  15,667,672
     Fund shares repurchased                                          5,706,675
     Distributions                                                      289,707
     Trustee fees                                                         3,553
  Variation margin for futures contracts                              1,040,556
  Due to affiliates                                                     171,483
  Accrued expenses                                                       60,200
  Reserve for repatriation taxes                                         15,714
--------------------------------------------------------------------------------
        Total liabilities                                         $  22,955,560
================================================================================
NET ASSETS:
  Paid-in capital                                                 $ 928,729,096
  Distributions in excess of net investment income                   (1,222,646)
  Accumulated net realized loss on investments, foreign currency
     transactions, swap contracts and futures contracts             (52,705,845)
  Net unrealized depreciation on investments                       (100,319,320)
  Net unrealized depreciation on futures contracts                   (1,040,556)
  Net unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                  (68,790)
--------------------------------------------------------------------------------
        Total net assets                                          $ 773,371,939
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $228,302,737/23,157,686 shares)               $        9.86
  Class C (based on $309,497,836/31,468,959 shares)               $        9.84
  Class K (based on $34,709,345/3,518,425 shares)                 $        9.87
  Class R (based on $884,256/89,273 shares)                       $        9.91
  Class Y (based on $199,977,765/20,304,617 shares)               $        9.85
MAXIMUM OFFERING PRICE:
  Class A ($9.86 / 95.5%)                                         $       10.32
================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 49

Statement of Operations (unaudited)

For the Six Months Ended 1/31/16

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $7,595)               $   16,231,735
  Dividends (net of foreign taxes withheld of $333,437)                10,994,566
--------------------------------------------------------------------------------------------------
        Total investment income                                                     $  27,226,301
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $    2,238,303
  Transfer agent fees
     Class A                                                               19,954
     Class C                                                               11,758
     Class R                                                                  275
     Class Y                                                                1,479
  Distribution fees
     Class A                                                              313,802
     Class C                                                            1,690,684
     Class R                                                                1,867
  Shareholder communication expense                                       350,917
  Administrative expense                                                  148,072
  Custodian fees                                                          110,435
  Registration fees                                                        62,127
  Professional fees                                                        47,738
  Printing expense                                                         21,808
  Fees and expenses of nonaffiliated Trustees                              18,959
  Miscellaneous                                                            51,976
--------------------------------------------------------------------------------------------------
     Total operating expenses                                                       $   5,090,154
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                           (190,715)
--------------------------------------------------------------------------------------------------
     Net operating expenses                                                         $   4,899,439
--------------------------------------------------------------------------------------------------
           Net investment income                                                    $  22,326,862
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, FUTURES CONTRACTS, WRITTEN OPTIONS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                   $  (39,438,447)
     Futures contracts                                                 11,215,617
     Written option                                                       769,286
     Swap contracts                                                       148,319
     Foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                (391,497)  $ (27,696,722)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                   $  (75,692,961)
     Futures contracts                                                 (1,059,531)
     Written option                                                      (238,360)
     Swap contracts                                                       (61,113)
     Foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                 (39,435)  $ (77,091,400)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign
     currency transactions                                                          $(104,788,122)
--------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                              $ (82,461,260)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  1/31/16          Year Ended
                                                                  (unaudited)      7/31/15
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $   22,326,862   $  44,692,794
Net realized gain (loss) on investments, futures contracts,
  swap contracts, option contracts and foreign
  currency transactions                                              (27,696,722)    (20,629,493)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, option contracts, swap
  contracts, and foreign currency transactions                       (77,091,400)    (39,977,521)
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                          $  (82,461,260)  $ (15,914,220)
=================================================================================================
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.34 and $0.66 per share, respectively)               $   (8,126,774)  $ (13,714,853)
  Class C ($0.29 and $0.56 per share, respectively)                   (9,523,022)    (14,917,936)
  Class K ($0.35 and $0.48 per share, respectively)                   (1,220,516)       (499,383)
  Class R ($0.32 and $0.43 per share, respectively)                      (23,513)           (882)
  Class Y ($0.35 and $0.68 per share, respectively)                   (8,883,522)    (18,374,823)
-------------------------------------------------------------------------------------------------
      Total distributions to shareowners                          $  (27,777,347)  $ (47,507,877)
=================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $  145,176,926   $ 619,264,135
Reinvestment of distributions                                         27,092,054      46,599,296
Cost of shares repurchased                                          (255,173,160)   (385,902,803)
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                  $  (82,904,180)  $ 279,960,628
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                       $ (193,142,787)  $ 216,538,531
NET ASSETS:
Beginning of period                                               $  966,514,726   $ 749,976,195
-------------------------------------------------------------------------------------------------
End of period                                                     $  773,371,939   $ 966,514,726
-------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income  $   (1,222,646)  $   4,227,839
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 51

---------------------------------------------------------------------------------------------
                                Six Months    Six Months
                                Ended         Ended
                                1/31/16       1/31/16            Year Ended    Year Ended
                                Shares        Amount             7/31/15       7/31/15
                                (unaudited)   (unaudited)        Shares        Amount
---------------------------------------------------------------------------------------------
Class A
Shares sold                       3,882,889   $    40,613,867     15,185,837   $ 175,230,678
Reinvestment of distributions       754,819         7,775,234      1,152,400      13,134,497
Less shares repurchased          (5,413,988)      (56,018,359)   (10,534,463)   (120,092,929)
---------------------------------------------------------------------------------------------
      Net increase (decrease)      (776,280)  $    (7,629,258)     5,803,774   $  68,272,246
=============================================================================================
Class C
Shares sold                       5,005,527   $    52,452,549     16,115,144   $ 185,166,940
Reinvestment of distributions       907,272         9,315,085      1,291,986      14,666,404
Less shares repurchased          (6,256,293)      (64,616,827)    (6,135,870)    (69,536,580)
---------------------------------------------------------------------------------------------
      Net increase (decrease)      (343,494)  $    (2,849,193)    11,271,260   $ 130,296,764
=============================================================================================
Class K*
Shares sold                              --   $            --      3,358,223   $  38,969,021
Reinvestment of distributions       117,369         1,208,775         43,703         494,440
Less shares repurchased                  --                --           (870)         (9,991)
---------------------------------------------------------------------------------------------
      Net increase                  117,369   $     1,208,775      3,401,056   $  39,453,470
=============================================================================================
Class R*
Shares sold                          58,100   $       614,268         40,700   $     455,831
Reinvestment of distributions            84               857             16             182
Less shares repurchased              (9,627)         (101,241)            --              --
---------------------------------------------------------------------------------------------
      Net increase                   48,557   $       513,884         40,716   $     456,013
=============================================================================================
Class Y
Shares sold                       4,888,921   $    51,496,242     19,066,332   $ 219,441,665
Reinvestment of distributions       852,987         8,792,103      1,607,246      18,303,773
Less shares repurchased         (13,053,314)     (134,436,733)   (17,270,776)   (196,263,303)
---------------------------------------------------------------------------------------------
      Net increase (decrease)    (7,311,406)  $   (74,148,388)     3,402,802   $  41,482,135
=============================================================================================

*    Class K and Class R shares commenced operations on December 1, 2014.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

Financial Highlights

----------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year       Year
                                                             1/31/16      Ended       Ended      Ended     12/22/11
                                                             (unaudited)  7/31/15     7/31/14    7/31/13   to 7/31/12
----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  11.15     $  11.94    $  11.07   $ 10.61   $ 10.00
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.27(a)  $   0.60    $   0.69   $  0.61   $  0.36
   Net realized and unrealized gain (loss) on investments       (1.22)       (0.73)       0.80      0.78      0.53
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.95)    $  (0.13)   $   1.49   $  1.39   $  0.89
-----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.34)    $  (0.66)   $  (0.62)  $ (0.73)  $ (0.28)
   Net realized gain                                               --           --          --     (0.20)       --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.34)    $  (0.66)   $  (0.62)  $ (0.93)  $ (0.28)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (1.29)    $  (0.79)   $   0.87   $  0.46   $  0.61
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.86     $  11.15    $  11.94   $ 11.07   $ 10.61
======================================================================================================================
Total return*                                                   (8.63)%      (1.10)%     13.77%    13.52%     8.91%***
Ratio of net expenses to average net assets                      0.85%**      0.85%       0.85%     0.85%     0.85%**
Ratio of net investment income (loss) to average net assets      5.23%**      5.38%       6.62%     6.19%     5.99%**
Portfolio turnover rate                                           104%**       120%         99%      119%       42%***
Net assets, end of period (in thousands)                     $228,303     $266,899    $216,565   $49,263   $ 6,545
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.93%**      0.95%       1.00%     1.37%     2.51%**
   Net investment income (loss) to average net assets            5.15%**      5.28%       6.47%     5.67%     4.33%**
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 53

----------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year       Year
                                                             1/31/16      Ended       Ended      Ended     12/22/11
                                                             (unaudited)  7/31/15     7/31/14    7/31/13   to 7/31/12
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  11.12     $  11.91    $  11.04   $ 10.60   $ 10.00
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.23(a)  $   0.51    $   0.57   $  0.52   $  0.32
   Net realized and unrealized gain (loss) on investments       (1.22)       (0.74)       0.82      0.75      0.52
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.99)    $  (0.23)   $   1.39   $  1.27   $  0.84
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.29)    $  (0.56)   $  (0.52)  $ (0.63)  $ (0.24)
   Net realized gain                                               --           --          --     (0.20)       --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.29)    $  (0.56)   $  (0.52)  $ (0.83)  $ (0.24)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (1.28)    $  (0.79)   $   0.87   $  0.44   $  0.60
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.84     $  11.12    $  11.91   $ 11.04   $ 10.60
======================================================================================================================
Total return*                                                   (8.96)%      (1.89)%     12.84%    12.39%     8.45%***
Ratio of net expenses to average net assets                      1.68%**      1.69%       1.72%     1.71%     1.67%**
Ratio of net investment income (loss) to average net assets      4.41%**      4.59%       5.73%     5.24%     5.17%**
Portfolio turnover rate                                           104%**       120%         99%      119%       42%***
Net assets, end of period (in thousands)                     $309,498     $353,686    $244,574   $35,074   $ 5,831
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.68%**      1.69%       1.72%     2.13%     3.26%**
   Net investment income (loss) to average net assets            4.41%**      4.59%       5.73%     4.81%     3.58%**
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

-------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             1/31/16      12/1/14
                                                             (unaudited)  to 7/31/15
-------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $ 11.15      $ 11.50
-------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $  0.29(a)   $  0.50
  Net realized and unrealized gain (loss) on investments       (1.22)       (0.37)
-------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.93)     $  0.13
-------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                      $ (0.35)     $ (0.48)
  Net realized gain                                               --           --
-------------------------------------------------------------------------------------
Total distributions                                          $ (0.35)     $ (0.48)
-------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (1.28)     $ (0.35)
-------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.87      $ 11.15
=====================================================================================
Total return*                                                  (8.43)%       1.13%***
Ratio of net expenses to average net assets                     0.60%**      0.63%**
Ratio of net investment income (loss) to average net assets     5.50%**      5.63%**
Portfolio turnover rate                                          104%**       120%**
Net assets, end of period (in thousands)                     $34,709      $37,935
=====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 55

-------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             1/31/16      12/1/14
                                                             (unaudited)  to 7/31/15
-------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 11.20      $ 11.50
-------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $  0.25(a)   $  0.43
  Net realized and unrealized gain (loss) on investments       (1.22)       (0.30)
-------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.97)     $  0.13
-------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                      $ (0.32)     $ (0.43)
  Net realized gain                                               --           --
-------------------------------------------------------------------------------------
Total distributions                                          $ (0.32)     $ (0.43)
-------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (1.29)     $ (0.30)
-------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.91      $ 11.20
=====================================================================================
Total return*                                                  (8.73)%       1.16%***
Ratio of net expenses to average net assets                     1.43%**      1.40%**
Ratio of net investment income (loss) to average net assets     4.74%**      4.20%**
Portfolio turnover rate                                          104%**       120%**
Net assets, end of period (in thousands)                     $   884      $   456
=====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

----------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year       Year
                                                             1/31/16      Ended       Ended      Ended     12/22/11
                                                             (unaudited)  7/31/15     7/31/14    7/31/13   to 7/31/12
----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  11.14     $  11.93    $  11.06   $ 10.62   $ 10.00
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.28(a)  $   0.63    $   0.68   $  0.63   $  0.39
   Net realized and unrealized gain (loss) on investments       (1.22)       (0.74)       0.84      0.76      0.51
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.94)    $  (0.11)   $   1.52   $  1.39   $  0.90
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.35)    $  (0.68)   $  (0.65)  $ (0.75)  $ (0.28)
   Net realized gain                                               --           --          --     (0.20)       --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.35)    $  (0.68)   $  (0.65)  $ (0.95)  $ (0.28)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (1.29)    $  (0.79)   $   0.87   $  0.44   $  0.62
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.85     $  11.14    $  11.93   $ 11.06   $ 10.62
======================================================================================================================
Total return*                                                   (8.55)%      (0.89)%     14.01%    13.53%     9.10%***
Ratio of net expenses to average net assets                      0.65%**      0.65%       0.65%     0.65%     0.65%**
Ratio of net investment income (loss) to average net assets      5.42%**      5.58%       6.58%     6.23%     6.16%**
Portfolio turnover rate                                           104%**       120%         99%      119%       42%***
Net assets, end of period (in thousands)                     $199,978     $307,538    $288,838   $32,492   $ 5,418
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.72%**      0.71%       0.71%     1.10%     2.25%**
   Net investment income (loss) to average net assets            5.35%**      5.52%       6.52%     5.79%     4.56%**
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 57

Notes to Financial Statements | 1/31/16 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K and Class R shares commenced operations on December 1, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

58 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 59

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At January 31, 2016, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or through a third party using an insurance valuation model) representing 0.0% of net assets.

60 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 61 from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $47,507,877
     ---------------------------------------------------------------------------
          Total                                                      $47,507,877
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distribution paid from:
     Undistributed ordinary income                                 $  5,314,120
     Capital loss carryforward                                      (23,820,576)
     Current year dividend payable                                      (43,886)
     Unrealized depreciation                                        (26,568,208)
     ---------------------------------------------------------------------------
          Total                                                    $(45,118,550)
     ===========================================================================

62 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortizing, the mark to market of forward and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $88,486 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2016.

G.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 63

I.   Insurance-linked securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments, which also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information. Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount

64 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 of cash deposited with the broker as collateral at January 31, 2016, was $5,773,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation and depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended January 31, 2016, was $(69,199,585).

     At January 31, 2016, open futures contracts were as follows:

     ------------------------------------------------------------------------------------------
                                                                                 Net
                                    Number of                                    Unrealized
                                    Contracts      Settlement                    Appreciation /
     Description    Counterparty    Long/(Short)   Month/Year   Value            Depreciation
     ------------------------------------------------------------------------------------------
     Nikkei 225     Citibank N.A.    403           3/16         $  36,038,275    $   285,525
     S&P500 EMINI   Citibank N.A.   (654)          3/16           (63,114,270)    (1,329,657)
     EURO FX        Citibank N.A.    (52)          3/16            (7,045,025)         3,576
     ------------------------------------------------------------------------------------------
     Total                                                      $ (34,121,020)   $(1,040,556)
     ==========================================================================================

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended January 31, 2016, the Fund had no open repurchase agreements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 65

L.   Credit Default Swaps

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

     When the Fund enters into a credit default swap contract, either the buyer or seller of protection will make a rebalancing payment to the other party. The amount of the rebalancing payment is determined based on the value of the contract on the trade date. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

66 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The average value of credit default swap contracts open during the six months ended January 31, 2016 was $(22,895). There were no open credit default swap contracts at January 31, 2016.

M.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of written options contracts open during the six months ended January 31, 2016 was $(117,429). There were no open written options contracts at January 31, 2016.

     --------------------------------------------------------------------------------------
                                                           Number of
                                                           Contracts           Premium Paid
     --------------------------------------------------------------------------------------
     Options open at beginning of period                    (46,139)            $ (983,335)
     Options opened                                            (524)              (176,585)
     Options exercised                                       45,441                665,695
     Options closed                                              --                     --
     Options expired                                          1,222                494,225
     --------------------------------------------------------------------------------------
     Options open at end of period                               --             $       --
     ======================================================================================

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 67

N.   Purchased Options

     The Fund may purchase put and call options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     The average value of purchased options contracts open during the six months ended January 31, 2016 was $1,208,931. There were no open purchased options contracts at January 31, 2016.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the six months ended January 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended January 31, 2016 are reflected on the Statement of Operations. These expense limitations are in effect through December 1, 2016 for Class C and December 1, 2017 for Class A and Class Y. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

68 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $43,063 in management fees, administrative costs and certain other reimbursements payable from PIM at January 31, 2016.

3.   Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $ 77,897
 Class C                                                                 120,676
 Class R                                                                     945
 Class Y                                                                 151,399
--------------------------------------------------------------------------------
   Total                                                                $350,917
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $88,628 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at January 31, 2016.

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 69

Fund also pays PFD 0.50% of the average daily net assets attributable to Class R shares. Separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets attributable to Class R shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $39,792 in distribution fees payable to PFD at January 31, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2016, CDSC's in the amount of $38,591 were paid to PFD.

5.   Expense Offset Arrangements

The Fund entered into certain expense offset arrangements with PIMSS. For the six months ended January 31, 2016, the Fund's expenses were not reduced under such arrangements.

6.   Forward Foreign Currency Contracts

At January 31, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract. The average value of forward foreign currency contracts open during the six months ended January 31, 2016 was $(12,315). There were no open forward foreign currency contracts at January 31, 2016.

7.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. For the period from June 9, 2015 to January 31, 2016, the facility was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $290 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of

70 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

(a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2016, the Fund had no borrowings under the credit facility.

8.   Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2016, was as follows:

------------------------------------------------------------------------------------------
                                                 Foreign
Statement of            Interest    Credit       Exchange     Equity           Commodity
Operations              Rate Risk   Risk         Rate Risk    Risk             Risk
------------------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts      $     --    $      --    $ (231,732)  $11,447,349      $ --
 Written options              --           --            --       769,286        --
 Swap contracts          148,319           --            --            --
 Forward foreign
  currency contracts*         --           --           178            --        --
------------------------------------------------------------------------------------------
   Total Value          $     --    $ 148,319    $ (231,554)  $12,216,635      $ --
=========================================================================================

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 71

-----------------------------------------------------------------------------------------
                                                  Foreign
Statement of             Interest    Credit       Exchange      Equity          Commodity
Operations               Rate Risk   Risk         Rate Risk     Risk            Risk
-----------------------------------------------------------------------------------------
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts       $      --   $      --    $ (256,805)   $   (802,726)   $      --
 Written options                --          --            --        (238,360)          --
 Swap contracts                 --     (61,113)           --              --           --
 Forward foreign
  currency contracts*           --          --           146              --           --
-----------------------------------------------------------------------------------------
  Total Value            $      --   $ (61,113)   $ (256,659)   $ (1,041,086)   $      --
=========================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.


9.   Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.

As of January 31, 2016, the Fund had one bridge loan commitment of $4,820,000, which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                  Net
                                                                  Unrealized
                                                                  Appreciation
Loan                       Principal   Cost         Value         (Depreciation)
--------------------------------------------------------------------------------
Charter Communications
Operating Co.              4,820,000   $4,820,000   $4,820,000    $--
--------------------------------------------------------------------------------
Total                                  $4,820,000   $4,820,000    $--
--------------------------------------------------------------------------------

72 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

ADDITIONAL INFORMATION

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 73

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

74 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel.The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 75

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the

76 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 77

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

78 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                              Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 79

                           This page for your notes.

80 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

                           This page for your notes.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 81

                           This page for your notes.

82 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

                           This page for your notes.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16 83

                           This page for your notes.

84 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 25512-04-0316

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 30, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 30, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 30, 2016

* Print the name and title of each signing officer under his or her signature.